                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         PIMCO ADVISORS HOLDINGS L.P.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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

                         PIMCO ADVISORS HOLDINGS L.P.
                      800 NEWPORT CENTER DRIVE, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660

                                  __________

                   NOTICE OF SPECIAL MEETING OF UNITHOLDERS

                          TO BE HELD ON JUNE 30, 1998

     You are cordially invited to attend a Special Meeting of Unitholders (the "Meeting") of PIMCO ADVISORS HOLDINGS L.P. ("PIMCO Holdings") to be held on Tuesday, June 30, 1998, at 9:00 a.m., local time, in the Plaza Conference Room at 840 Newport Center Drive, Newport Beach, California, for the following purposes:

     1. To approve the 1998 Unit Incentive Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P. ("Proposal 1"), pursuant to which PIMCO Holdings and PIMCO Advisors L.P. may grant unit options, deferred units and restricted units to key employees and consultants;

     2. To approve the Executive Deferred Compensation Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P. ("Proposal 2"), which provides for mandatory and elective deferrals of compensation otherwise payable to eligible employees ;

     3. To approve the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P. ("Proposal 3"); and

     4. To transact such other business as may properly come before the Meeting or any adjournment of the Meeting.

     Only unitholders of record at the close of business on May 14, 1998 will be entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.

     WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE PIMCO HOLDINGS MANAGEMENT BOARD, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you plan to attend the Meeting and wish to vote your units personally, you may do so at any time before the Proxy is voted.

                              BY ORDER OF THE MANAGEMENT BOARD


May 15, 1998

                              Secretary

                         PIMCO ADVISORS HOLDINGS L.P.
                      800 NEWPORT CENTER DRIVE, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660


                                  __________

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF UNITHOLDERS

                          TO BE HELD ON JUNE 30, 1998

GENERAL

     This Proxy Statement is furnished to holders ("Unitholders") of units of limited partner interest ("Holdings Units") of PIMCO Advisors Holdings L.P. (named Oppenheimer Capital, L.P. prior to January 1, 1998) ("PIMCO Holdings") in connection with the solicitation of proxies on the form enclosed with this Proxy Statement for use at a Special Meeting of Unitholders of PIMCO Holdings to be held on Tuesday, June 30, 1998, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the Notice of Special Meeting of Unitholders. The meeting will be held in the Plaza Conference Room at 840 Newport Center Drive, Newport Beach, California 92660. The Proxy Statement and the enclosed form of proxy are being mailed to the Unitholders on or about May 15, 1998.

SOLICITATION

     This solicitation is made on behalf of PIMCO Holdings by the PIMCO Holdings Management Board. Costs of the solicitation will be borne by PIMCO Advisors L.P. ("PIMCO Advisors"). Board members, officers and employees of PIMCO Holdings and its affiliates may also solicit proxies by telephone, telegraph, telecopy or personal interview but will not receive additional compensation for the solicitation activities. PIMCO Holdings has retained the services of D.F. King & Co., for a fee, estimated at $60,000, to assist in the solicitation of proxies. PIMCO Holdings will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to Unitholders. Management believes that as of December 31, 1997, no person beneficially owned more than five percent of the outstanding Holdings Units.

RECORD DATE AND UNITS OUTSTANDING

     Unitholders as of the close of business on the record date of May 14, 1998 are entitled to receive notice of, and to vote at, the Meeting. The outstanding Holdings Units constitute the only class of securities entitled to vote at the Meeting, and each Holdings Unit entitles the holder of record to one vote. At the close of business on May 14, 1998, there were ____________ Holdings Units issued and outstanding.

REVOCABILITY OF PROXIES; VOTING

     Holdings Units represented by proxy in the form enclosed, if the proxy is properly executed and returned and not revoked, will be voted as specified in the proxy. Where no specification is made on a properly executed and returned proxy, the Holdings Units will be voted FOR the approval of the 1998 Unit Incentive Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P., FOR the approval of the Executive Deferred Compensation Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P. and FOR the approval of the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P. To be voted, the proxy must be filed with the Secretary of PIMCO Holdings prior to voting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to PIMCO Holdings a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. An automated system administered by PIMCO Holdings' transfer agent will tabulate votes cast at the Meeting. A majority of the Holdings Units entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum. Abstentions will be treated as units present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the units present and entitled to vote. With respect to units relating to any proxy as to which a broker non-vote is indicated on a proposal, those units will not be considered present and entitled to vote with respect to any such proposal. Accordingly, broker non-votes will have no effect on the approval of Proposals 1 and 2. Passage of Proposal 3, however, requires the affirmative vote of a majority of the outstanding Holdings Units. Accordingly, abstentions and broker non-votes will have the same effect as a vote against Proposal 3.

     You may call D.F. King & Co. toll free at 1-800-628-8510 and authorize D.F. King & Co. to sign a proxy on your behalf. In addition, as the date of the Meeting approaches, you may receive a telephone phone call from a representative of D.F. King & Co. if PIMCO Holdings has not yet received your vote. D.F. King & Co. may ask you for authority, by telephone, to permit D.F. King & Co. to sign a proxy on your behalf. D.F. King & Co. will record all instructions it receives from Unitholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below that are intended to determine accurately the Unitholders' identity and voting instructions.

     When soliciting a proxy by telephone, the D.F. King & Co. representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of Holdings Units owned and to confirm that you have received the Proxy Statement in the mail. The D.F. King & Co. representative will then explain the voting process. D.F. King & Co. is not permitted to recommend to you how to vote, other than to read any recommendation included in the Proxy Statement. D.F. King & Co. will record your instructions and transmit them to the official tabulator and, with 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King & Co. immediately if the confirmation does not reflect your instruction correctly.

     The principal executive offices of PIMCO Holdings are located at 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

            PROPOSAL ONE: APPROVAL OF THE 1998 UNIT INCENTIVE PLAN

INTRODUCTION

     The Unitholders are being asked to consider and approve the 1998 Unit Incentive Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P. (the "1998 Plan"). PIMCO Holdings and PIMCO Advisors are referred to herein collectively as the "Partnerships" and each individually as a "Partnership."

     The 1998 Plan was adopted to replace the previous unit-based incentive plans sponsored by PIMCO Advisors and Oppenheimer Capital, each of which have exhausted the awards eligible for distribution to key employees thereunder.
Upon the adoption of the 1998 Plan, each option outstanding under the 1993 Unit Option Plan of PIMCO Advisors L.P. (the "1993 Plan"), the 1996 Unit Incentive Plan of PIMCO Advisors L.P. (the "1996 Plan") the Oppenheimer Capital Amended and Restated Restricted Option Plan (the "Opcap Option Plan"), the Oppenheimer Capital Amended and Restated Restricted Unit Plan ("Opcap Rights Plan") was replaced by an option or award under the 1998 Plan. Each such award covered the same number of limited partnership units and had the same term and vesting schedule as the award which it replaced.

     The PIMCO Holdings Management Board believes that PIMCO Holdings' and PIMCO Advisors' continued profitability and success is dependent upon their ability to attract, motivate and retain the services of experienced and highly qualified employees. Awards under the 1998 Plan are designed to motivate employees and consultants to use their best effort during their employment and to attract highly qualified prospective employees by linking their compensation to the Partnerships' performance through awards based on units of limited partner interest in the Partnerships ("Partnership Units").

     Initially, 2.13 million Partnership Units (two percent of the 106.5 million PIMCO Advisors partnership units outstanding on January 1, 1998) will be available for new grants under the 1998 Plan. The 1998 Plan provides that the total number of Partnership Units initially subject to the 1998 Plan shall equal the number of units underlying the awards assumed under the previous unit based-unit incentive plans (a total of 12.5 million) plus two percent of the number of PIMCO Advisors partnership units outstanding on January 1, 1998 (2.13 million). The 1998 Plan further provides that the number of Partnership Units subject to the 1998 Plan shall be increased on January 1st of each year by an amount equal to two percent the PIMCO Advisors partnership units outstanding on that date, without any further action of the Unitholders.

     As described below, the 1998 Plan is a joint plan of PIMCO Holdings and PIMCO Advisors. "Qualified Persons" granted awards under the 1998 Plan may elect to receive Advisors Units upon exercise or vesting of the awards. The PIMCO Holdings Management Board believes the additional reserve of units will enable the Partnerships to continue to provide incentives to its employees over a period of years.

     A brief description of the principal features of the 1998 Plan follows, but the description is qualified in its entirety by the terms of the 1998 Plan, a copy of which is attached hereto as Annex "A." Approval of the 1998 Plan will
                                    --------
require the affirmative vote of the holders of a majority of Holdings Units present or represented and entitled to vote at the Meeting. Unless a vote against approval or an abstention from voting is specifically indicated, proxies solicited by the PIMCO Holdings Management Board will be voted FOR the approval of the 1998 Plan.

     THE PIMCO HOLDINGS MANAGEMENT BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
                                                           ===
THE 1998 UNIT INCENTIVE PLAN.

                         THE 1998 UNIT INCENTIVE PLAN

PURPOSE

     The purpose of the 1998 Plan is to further the financial success of PIMCO Holdings, both through its own efforts and by furthering the financial success of PIMCO Advisors, by obtaining and retaining the services of members of its Management Board, key employees and consultants who will contribute to its growth, development and financial success, and supporting PIMCO Advisors in its efforts to obtain and retain the services of members of the Management Board of PIMCO Advisors, key employees and consultants who will contribute to the growth, development and financial success of PIMCO Advisors, by offering such Management Board members, key employees and consultants the opportunity to own, or have the right to share in the appreciation of, Holdings Units, and, under certain circumstances, Advisors Units.

SECURITIES SUBJECT TO THE 1998 PLAN

     The number of Partnership Units subject to the 1998 Plan is the sum of (i) the number of Partnership Units underlying awards assumed or granted under the 1993 Plan, the 1996 Plan, the OpCap Option Plan and the OpCap Rights Plan and
(ii) two percent of the outstanding PIMCO Advisors general partner and limited partnership units on January 1 of each year beginning January 1, 1998, on a cumulative basis. On January 1, 1998, grants and awards covering 12,525,069 units were assumed under the 1998 Plan and 106,530,384 general and limited PIMCO Advisors partnership units were outstanding. Therefore, the initial number of Partnership Units subject to the 1998 Plan is 14,655,676 (or 13.57% of the 108 million Advisors Units currently outstanding). Each year, on January 1, the number of Partnership Units subject to the 1998 Plan will increase by a number of units equal to two percent of the outstanding Advisors Units on that date without any further action of the Unitholders. Any Partnership Units (i) subject to issuance under the 1998 Plan upon exercise of an option which remain unissued when such option is canceled or expires, (ii) surrendered to the Partnership issuing such Partnership Units in payment of all or part of the exercise price of a option, (iii) subject to issuance upon vesting of a deferred unit which remain unissued when such deferred unit is canceled or expires, or (iv) delivered to a Partnership when restricted units are canceled or expire, shall in each case again be available for issuance under the 1998 Plan.

ADMINISTRATION

     The 1998 Plan provides that it shall be administered by a committee (the "Committee") comprised of (i) all of the members of the Management Board of PIMCO Holdings or two or more independent members of such board who are "non-employee directors" as defined by Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each a "Non-Employee Board Member"), and (ii) if all of the members of the Unit Incentive Committee of the Management Board of PIMCO Advisors are Non-Employee Board Members, the members of such committee, or if not, all of the members of the Management Board of PIMCO Advisors, or two or members of the Management Board of PIMCO Advisors who are appointed by such Board and who are Non-Employee Board Members.

     The Committee currently consists of the Management Board of PIMCO Holdings and the Unit Incentive Committee of the Management Board of PIMCO Advisors. The members of the Management Board of PIMCO Holdings are William D. Cvengros, Kenneth M. Poovey and Robert M. Fitzgerald. The members of the Unit Incentive Committee of the Management Board of PIMCO Advisors are Walter E. Auch, Sr., Donald R. Kurtz and James F. McIntosh.

     The Committee is authorized to conduct the general administration of the 1998 Plan in accordance with its provisions and is authorized to select the individuals to whom awards are to be granted and to determine the number of Partnership Units to be subject thereto and the terms and conditions thereof, consistent with the 1998 Plan. The Committee has the power to interpret the 1998 Plan and the agreements pursuant to which awards under the 1998 Plan are made, and to adopt such rules for the administration, interpretation, and application of the 1998 Plan as are consistent with the 1998 Plan and to interpret, amend or revoke any such rules. The 1998 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

PARTICIPATION

     Any key employee or consultant of the Partnerships or any of their present or future subsidiaries is eligible to be a participant in the 1998 Plan. The 1998 Plan provides that the Committee may determine which employees and consultants are key employees and consultants, and from those select who shall be granted awards under the 1998 Plan; provided that no awards shall be granted to an employee or consultant except upon the recommendation of the chief executive officer of PIMCO Advisors or his delegate.

AWARDS UNDER THE 1998 PLAN

     Generally. The 1998 Plan provides for awards of options, deferred units and restricted units. Each award is to be evidenced by a written agreement, which is executed by the participant and the Partnerships in the case of an option or deferred unit award, or by the issuing Partnership in the case of a restricted unit award. Award agreements must be consistent with the 1998 Plan, as determined by the Committee, but need not contain identical provisions. In addition, the 1998 Plan provides that Non-Employee Board Members may elect to receive all or a portion of their annual retainer fee in the form of Partnership Units.

     Qualified Person Awards. The 1998 Plan provides that if a participant is a "Qualified Person" under the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. (the "PIMCO Advisors Partnership Agreement") at the time of exercise of a unit option award or vesting of a deferred unit award, the participant may elect to receive either Advisors Units or Holdings Units. The PIMCO Advisors Partnership Agreement generally defines a "Qualified Person" to include a current partner of PIMCO Advisors, a member of the PIMCO Advisors Management Board, an executive officer of PIMCO Advisors or a managing director of one of PIMCO Advisors' investment management subsidiaries or divisions, and certain entities controlled by such persons, and any person designated as a Qualified Person by the general partners of PIMCO Advisors.

     Unit Option Awards. Option awards generally entitle the participant to acquire a stated number of Partnership Units at one or more dates in the future, upon satisfaction of vesting and other requirements, for a stated consideration
or "exercise price" per unit.   Option award agreements set forth: (i) the
number of units which may be purchased, (ii) the exercise price per unit, (iii) the vesting schedule, (iv) whether the award may be exercised in part, (v) the terms on which the participant, if a Qualified Person at the time, may exercise the award for Advisors Units, (vi) the terms of payment of the exercise price,
(viii) whether Partnership Units may be surrendered in payment of the exercise price, and if so, how such Partnership Units will be valued for that purpose,
(viii) any terms and conditions of the issuance and delivery of Partnership Units purchased by exercise of the option, (ix) provisions for adjusting the number of Partnership Units or changing the securities subject to such award to reflect certain transactions, (x) the conditions for expiration of the award, and (xi) such other terms and conditions as the Committee shall determine, consistent with the 1998 Plan.

     In general, and subject to the terms of the applicable option award agreement, unit option awards may be exercised by delivering to the issuing Partnership (i) a written notice of exercise, signed by the optionee or his successor, in a form prescribed by the Committee, which may contain representations required under applicable securities laws; (ii) if the notice of exercise is signed by the optionee's successor, written proof of the successor's right to exercise the option; and (iii) payment of any required withholding taxes in cash or by check, on terms satisfactory to the Committee. The exercise price for all options must be paid in full in cash or by check at the time of exercise or purchase or may be paid by delivery of certificates evidencing Partnership Units of the same issuer and class which have been outstanding and owned by the optionee for at least six months, in each case on terms satisfactory to the Committee.

     Deferred Unit Awards. Deferred unit awards generally entitle the participant to be issued a stated number of Partnership Units at one or more dates in the future, upon satisfaction of vesting and other requirements, and additional Partnership Units based on distributions paid by PIMCO Advisors during the period prior to vesting. Deferred unit award agreements set forth:
(i) the initial number of Partnership Units to be issued upon vesting of the award, (ii) the vesting schedule, (iii) the terms on which the participant may, if he is a Qualified Person at the time, elect to receive Advisors Units, (iv) provisions for adjusting the number of Partnership Units or changing the securities subject to such award to reflect certain transactions, (v) provisions for increasing the number of unvested deferred units as of any record date for a distribution to holders of Advisors Units, effective as of the date such distribution is made, by an amount equal to (A) the distribution which would have been paid on such deferred units had they been issued and outstanding on such record date, divided by (B) the fair market value of an Advisors Unit on such distribution date, (vi) any terms and conditions of the issuance and delivery of vested Partnership Units, (vii) the conditions for expiration of the award, and (viii) such other terms and conditions as the Committee shall determine, consistent with the 1998 Plan.

     Subject to the terms of the applicable deferred unit award agreement, deferred units in an installment which has vested ("Vested Deferred Units") will be issued after vesting and after delivery to the issuing Partnership of (i) a written receipt for the Vested Deferred Units signed by the recipient or his successor, in a form prescribed by the Committee, which may contain representations required under applicable securities laws; (ii) if the receipt is signed by the recipient's successor, written proof of the successor's right to receive the Vested Deferred Units; and (iii) payment of any required withholding taxes in cash or by check.

     Restricted Unit Awards. Restricted unit awards provide for a stated number of Partnership Units to be issued and held in escrow until the fulfillment of vesting requirements. Regular distributions paid in respect of the Partnership Units held in the escrow are distributed to the participant. Restricted unit award agreements set forth: (i) the issuer of the Partnership Units, and the designation and number of Partnership Units being issued, (ii) the vesting schedule, (iii) provisions for escrowing of Partnership Units until they vest, retention in escrow of extraordinary distributions on Partnership Units, release of Partnership Units to the participant when they vest, and delivery of Partnership Units to the issuer to the extent they are unvested at the time the award is canceled or expires, (iv) any terms and conditions to the release of vested Partnership Units to the participant, (v) the conditions for expiration of the award, and (vi) such other terms and conditions as the Committee shall determine, consistent with the 1998 Plan. As provided in the Deferred Compensation Plan described in Proposal 2 and pursuant to the terms thereof, participants in the Deferred Compensation Plan who are awarded restricted units under the 1998 Plan may be able to defer receipt of such restricted unit awards under the Deferred Compensation Plan.

     Subject to the terms of the applicable restricted unit agreement, restricted units in an installment which has vested ("Vested Restricted Units") will be delivered after vesting and after delivery to the issuing Partnership
(i) a written receipt for the Vested Restricted Units signed by the recipient or his successor, in a form prescribed by the Committee, which may contain representations required under applicable securities laws; (ii) if the receipt is signed by the recipient's successor, written proof of the successor's right to receive the Vested Restricted Units; and (iii) payment of any required withholding taxes in cash or by check.

     Non-Employee Board Member Elections. Each Non-Employee Board Member may elect to receive all or a portion of his annual retainer fee in the form of units of the Partnership of whose Management Board he is a member. Such an election shall apply to retainer fees payable from and after the date that the election is made, and shall be made not more than once with respect to retainer fees payable in any calendar year. Partnership Units issued in respect of a retainer fee shall be issued on the date that the retainer fee would otherwise have been paid, and shall be valued at 91% of the fair market value of the Partnership Units on the date of issuance.

EXPIRATION OF AWARDS

     Other than grants of Partnership Units in lieu of fees pursuant to an election by a Non-Employee Board Member, the dates on which an award granted under the 1998 Plan expires will be set forth in a written agreement setting forth the terms of such an award. Option agreements generally provide that an option expires on the earlier of thirty days after the individual's death or thirty days after the individual's termination of employment or consultancy, as applicable. Restricted unit and deferred unit agreements generally provide that restricted unit awards and deferred unit awards expire on the earlier of the individual's death or termination of employment or consultancy, as applicable.

     A holder of a unit option award or deferred unit award is not, and does not have any of the rights or privileges of, a holder of Partnership Units in respect of any Partnership Units issuable under such awards unless and until certificates representing Partnership Units have been issued by the issuing Partnership to the participant. While restricted units are held in escrow, subject to the terms of the restricted unit award agreement, the participant has all of the rights of a unitholder with respect to those units.

NON-TRANSFERABILITY OF AWARDS

     A holder's awards are not liable for his debts, contracts or engagements, or the debts, contracts or engagements of his successors in interest, or to be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, nor shall the holder or his successors in interest have any rights to alienate, anticipate, commute, pledge, encumber or assign any award under the 1998 Plan in any manner whatsoever.

MERGER, CONSOLIDATION, LIQUIDATION, DISSOLUTION OR ACQUISITION

     In the event of a change of control of PIMCO Advisors, the Committee may determine to vest any outstanding awards under the 1998 Plan either upon the consummation of the change of control or at such time prior to the consummation thereof as the Committee shall determine. The 1998 Plan defines a "change of control" to be the acquisition by an entity other than PIMCO Holdings or its affiliates of direct or indirect beneficial ownership of all or substantially all of PIMCO Advisor's assets or 51% or more of PIMCO Advisor's units of general partner interest or PIMCO Advisor's units of partner interest, or the liquidation or dissolution of PIMCO Advisors.

     The 1998 Plan gives the Committee the authority to make appropriate modifications to awards in the event of a recapitalization, merger or consolidation of a Partnership.

AMENDMENT AND TERMINATION OF THE 1998 PLAN; UNITHOLDER APPROVAL

     Approval of the unitholders of both Partnerships is required for any amendment of the 1998 Plan which would increase the number of Partnership Units as to which awards under the 1998 Plan may be granted. In all other respects, the 1998 Plan can be amended, suspended or terminated at any time or from time to time by action of both Management Boards. No amendment, suspension or termination of the 1998 Plan shall, without the consent of the holder of an award, alter or impair any rights or obligations under such award, unless the award itself otherwise expressly so provides.

     The 1998 Plan provides that all awards under the plan, other than those granted under the previous Oppenheimer Capital and PIMCO Advisors plans and assumed by the 1998 Plan, are contingent on the approval of the 1998 Plan by the unitholders of the Partnerships. The 1998 Plan has been approved by the Unitholders of PIMCO Advisors.

FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE 1998 PLAN

     The tax consequences of the 1998 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 1998 Plan, and is intended for general information only. Alternative minimum tax and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     The Partnership Agreements authorize the issuance of Partnership Units as compensation for services rendered by employees and independent contractors of the Partnerships and their subsidiaries. In connection with the issuance of a Partnership Unit as compensation for services, the recipient is deemed to have received a cash bonus for such services and contributed such cash bonus as a capital contribution to the Partnership issuing the Partnership Unit.

     Unit Options. For federal income tax purposes, the recipient of an option granted under the 1998 Plan will not have taxable income upon the grant of the option, nor will the recipient's employer be entitled to a deduction upon the grant of the option to the recipient. In general, upon the exercise of an option, the optionee will recognize ordinary income, and the optionee's employer will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the Partnership Units purchased, determined at the date of exercise. The Unit Price (as defined in the PIMCO Advisors Partnership Agreement and the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P.) on the exercise date will be considered the fair market value of a Partnership Unit on that date. In connection with the issuance of any Partnership Units upon the exercise or partial exercise of an option, the optionee is deemed to have (i) received a cash bonus from the optionee's employer equal to the Unit Price on the date of issuance, multiplied by the number of Partnership Units issued (without regard to any withholding that would apply to such bonus if actually paid), less the payment paid to such Partnership upon exercise of such option, and (ii) contributed cash in the amount of such cash bonus plus the payment to such Partnership as a contribution in exchange for a Capital Account (as such term is defined in the Partnership Agreements) equal, on a per Partnership Unit basis, to the relevant Unit Price on the date of issuance. An optionee's basis for a Partnership Unit for purposes of determining his or her gain or loss on his or her subsequent disposition of the Partnership Unit generally will be the fair market value of the Partnership Unit on the date of exercise of the option.

     Restricted Units. The recipient of restricted units will not recognize ordinary income upon grant or purchase of restricted units, and the recipient's employer will not then be entitled to a deduction, unless the recipient makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"). However, in general, when restrictions on the restricted units lapse, such that the restricted units are no longer subject to a risk of forfeiture for purposes of Section 83, the recipient will recognize ordinary income and the recipient's employer will be entitled to a deduction in an amount equal to the fair market value of the Partnership Units at the date such restrictions lapse, less the purchase price therefor. If the recipient makes an election under Section 83(b) with respect to restricted units, the recipient will realize ordinary income at the date of issuance equal to the difference between the fair market value of the Partnership Units at that date less the purchase price therefor, and the recipient's employer will be entitled to a deduction in the same amount. The Unit Price on the date of vesting or the date of issuance (if a Section 83(b) election is made) will be considered the fair market value of a Partnership Unit on that date. In connection with the vesting of restricted units, or the making of an election under a Section 83(b) of the Code with respect to restricted units, the recipient is deemed to have (i) received a cash bonus from the Partnership issuing the restricted units equal to the Unit Price on the date of vesting or the date of issuance, as the case may be, multiplied by the number of restricted units that vest or with respect to which the election is made (without regard to any withholding that would apply to such bonus if actually paid), less the payment, if any, paid to such Partnership upon the issuance of the restricted units, and (ii) contributed cash in the amount of such cash bonus plus a payment to such Partnership as a contribution in exchange for a Capital Account equal, on a per Partnership Unit basis, to the relevant Unit Price on the date of vesting or the date the election is made.

     Deferred Units. The recipient of deferred units will not have taxable income upon the grant of deferred units and the recipient's employer will not then be entitled to a deduction. In general, when deferred units vest and Partnership Units are issued, the recipient will realize ordinary income, and the recipient's employer will be entitled to a deduction, in an amount equal to the fair market value of the Partnership Units on the date of issuance. The Unit Price on the date of issuance will be considered the fair market value of a Partnership Unit on that date. The Code does not permit a Section 83(b) election to be made with respect to deferred units. In connection with the issuance of Partnership Units upon the vesting of deferred units, the recipient is deemed to have (i) received a cash bonus from the Partnership issuing the Partnership Units equal to the Unit Price on the date of issuance multiplied by the number of Partnership Units issued (without regard to any withholding that would apply to such bonus if actually paid), and (ii) contributed cash in the amount of such cash bonus as a contribution in exchange for a Capital Account equal, on a per Partnership Unit basis, to the relevant Unit Price on the date of issuance.

     Non-Employee Board Member Elections. In general, a Non-Employee Board Member who receives Partnership Units distributed in lieu of a cash payment that would otherwise have been made will recognize ordinary income upon the distribution in an amount equal to the fair market value of the Partnership Units on the date of issuance, and the Partnership of whose Management Board he is a member will have a deduction in the same amount. The Unit Price on the date of issuance will be considered the fair market value of a Partnership Unit on that date. In connection with any unit payment, the recipient is deemed to have (i) received a cash bonus from the issuing Partnership equal to the Unit Price on the date of issuance multiplied by the number of Partnership Units issued (without regard to any withholding that would apply to such bonus if actually paid), and (ii) contributed cash in the amount of such cash bonus as a contribution in exchange for a Capital Account equal, on a per unit basis, to the relevant Unit Price on the date of issuance.

     The discussion set forth above does not purport to be a complete analysis of all the potential tax consequences relevant to awards and grants under the 1998 Plan. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

GRANTS CONTINGENT ON UNITHOLDER APPROVAL OF THE 1998 PLAN

     The following table sets forth information regarding awards to officers and employees of PIMCO Holdings and its subsidiaries, including the Chief Executive Officer of PIMCO Holdings and each of the four most highly compensated executive officers of PIMCO Holdings or PIMCO Advisors (the "Named Executive Officers"), which are contingent upon the approval of the 1998 Plan by the Unitholders. As described above, in connection with the adoption of the 1998 Plan, the 1998 Plan assumed awards for an aggregate of 12,525,069 Partnership Units under the existing PIMCO Advisors and Oppenheimer Capital employee benefit plans. Under the 1998 Plan, awards held by Qualified Persons may be exercised for either Holdings Units or Advisors Units. The assumption of these awards is not contingent on the approval of the Unitholders, except for certain awards under the Opcap Rights Plan that are exercisable for an aggregate 626,250 Holdings Units subject to approval of the Unitholders.

                               NEW PLAN BENEFITS

                                                                                                    -----------------------------
                                                                                                        Number of         Dollar
Name and Position                                                                                        Units(1)        Value(2)
-----------------                                                                                   -----------------------------
William D. Cvengros                  Board Member, Chief Executive Officer                                  --              --
Kenneth M. Poovey                    Board Member, Chief Operating Officer                                  --              --
Robert M. Fitzgerald                 Board Member, Senior Vice President and Chief Financial Officer      26,000      $   859,625
Stephen J. Treadway                  Executive Vice President                                               --              --
Richard M. Weil                      Senior Vice President                                                22,500          743,906
All current executive
 officers as a group (6 persons)                                                                          58,500        1,934,156
All other employees                                                                                    1,887,650(3)    62,410,428

________________

(1) Assumes exercise of awards for Holdings Units; Qualified Persons may exercise awards for either Holdings Units or Advisors Units.
(2) Reflects the number of Holdings Units granted, multiplied by the closing price for the Holdings Units as of April 1, 1998.
(3) If the 1998 Plan is not approved by the Unitholders, certain recipients of an aggregate of 626,250 Partnership Units will be given the cash equivalent of the fair market value of Holdings Units.

VOTE

     The affirmative vote of a majority of the outstanding Holdings Units present or represented at the Meeting is required to approve the 1998 Plan. Abstentions as to this Proposal will be treated as votes against the Proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of this Proposal and will not be counted as votes for or against the Proposal. Properly executed, unrevoked proxies will be voted FOR the approval of the 1998 Plan unless a vote against approval or an abstention from voting is specifically indicated in the proxy.

     THE PIMCO HOLDINGS MANAGEMENT BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
                                                           ===
THE 1998 UNIT INCENTIVE PLAN.

      PROPOSAL TWO:  APPROVAL OF THE EXECUTIVE DEFERRED COMPENSATION PLAN

     The Unitholders are being asked to consider and approve the Executive Deferred Compensation Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P. (the "Deferred Compensation Plan"). The Deferred Compensation Plan is an unfunded nonqualified deferred compensation plan pursuant to which a portion of compensation otherwise payable to certain eligible employees will be subject to mandatory deferral, and pursuant to which eligible employees may elect to defer additional amounts of compensation. The Deferred Compensation Plan was adopted by PIMCO Holdings effective January 1, 1998 and by PIMCO Advisors effective January 1, 1998, as an amendment and restatement of a similar plan of PIMCO Advisors adopted effective December 1, 1996.

     The PIMCO Holdings Management Board believes that PIMCO Holdings' and PIMCO Advisors' continued ability to attract, motivate and retain experienced and highly qualified employees will have a direct impact on the future success and profitability of PIMCO Holdings. The Deferred Compensation plan is designed to motivate employees and key consultants to use their best effort during their employment and to link their compensation to the performance of PIMCO Holdings and PIMCO Advisors. Accordingly, by providing appropriate incentives and an ownership stake in PIMCO Holdings to employees and key consultants, the PIMCO Holdings Management Board believes that the Deferred Compensation Plan will assist management in its effort to retain and incentivize key employees.

     A brief description of the principal features of the Deferred Compensation Plan follows, but the description is qualified in its entirety by the terms of the Deferred Compensation Plan. A copy of the Deferred Compensation Plan is attached hereto as Annex "B." Approval of the Deferred Compensation Plan
                   --------
requires the affirmative vote of the holders of a majority of the Holdings Units present or represented and entitled to vote at the Meeting. Unless a vote against approval or an abstention from voting is specifically indicated, proxies solicited by the PIMCO Holdings Management Board will be voted FOR the approval of the Deferred Compensation Plan.

     THE PIMCO HOLDINGS MANAGEMENT BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
                                                           ===
THE EXECUTIVE DEFERRED COMPENSATION PLAN.

                    THE EXECUTIVE DEFERRED COMPENSATION PLAN

PURPOSE

     The primary purpose of the Deferred Compensation Plan is to provide deferred compensation to a select group of management and highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Deferred Compensation Plan is subject to certain provisions of ERISA. The Deferred Compensation Plan is not a qualified plan under Section 401(a) of the Code. PIMCO Holdings, PIMCO Advisors and their subsidiaries which have adopted the Deferred Compensation Plan are from time to time collectively referred to in this summary as "Participating Employers."

PARTICIPATION

     An employee's eligibility to participate in the Deferred Compensation Plan is determined based on that employee's estimated compensation for the plan year in question. Employees with estimated compensation in excess of $250,000 (as adjusted for inflation) for a plan year are eligible. Estimated compensation is based on the sum of the employee's annual base salary rate determined as of the first day of the plan year (or the first day of employment, if employment begins during a plan year) and his estimated bonus compensation, generally determined based on bonus compensation for services rendered during the most recent plan year. An employee's compensation which is attributable to (i) signing or relocation bonuses, (ii) employee benefits, including principal or interest forgiven on loans, (iii) the exercise of unit options or the granting or vesting of, or receipt of distributions on restricted units or deferred units or the receipt of unit payments or payments in respect of unit appreciation rights, pursuant to the 1998 Plan, or (iv) distribution of benefits under the Deferred Compensation Plan is excluded from the determination of such employee's bonus compensation.

     Participation in the Deferred Compensation Plan consists of a mandatory component and a voluntary component, determined based on the level of an eligible employee's equity holdings in PIMCO Advisors and

PIMCO Holdings. For this purpose, an employee's "equity holdings" means the fair market value of the Advisors Units and Holdings Units held directly by the employee or in which he has a pecuniary interest, to the extent of that interest, including restricted unit awards, deferred unit awards and the units in the employee's deferral accounts under the Deferred Compensation Plan, whether vested or unvested, and including the aggregate amount by which the fair market value of units underlying options exceeds the exercise price for such options, whether vested or unvested.

     Participation is mandatory for an eligible employee whose equity holdings are less than his estimated compensation for that plan year, unless the employee's estimated compensation is greater than $1 million, in which case participation is mandatory unless the employee's equity holdings are greater than twice his estimated compensation for that plan year. In addition, a Participating Employer may specify that any person elected as a Managing Director shall be a mandatory participant for the year in which he is elected, and such additional number of years as may be specified by the employer. Eligible employees who are not required to participate may voluntarily elect to defer a portion of their compensation pursuant to the Deferred Compensation Plan.

CASH COMPENSATION DEFERRALS

     Mandatory. Employees for whom participation is mandatory are subject to deferrals of cash compensation according to the following schedule: (i) 10% of cash compensation in excess of $250,000 up to $500,0000; (ii) 30% of cash compensation in excess of $500,000 up to $1,000,000; and (iii) 30% of all cash compensation in excess of $1,000,000. Participating Employers may upon adopting the plan or in the third quarter of any plan year specify percentages and amounts in excess of those set forth above to be effective for the following plan year; provided, that the percentage of compensation in excess of $1,000,000 required to be deferred may not exceed 50%, and the aggregate amount of compensation required to be deferred may not exceed 40% of the participant's total compensation. Each of the dollar thresholds set forth in the preceding two sentences are adjusted annually for inflation.

     Voluntary. An eligible employee may elect to defer a portion of his compensation in excess of the amount (if any) of any mandatory deferrals, up to an amount equal to the employee's total compensation less the amount determined in accordance with Code Section 401(a)(17), currently $160,000. The amount of Canadian compensation that may be deferred may not exceed a participant's Canadian bonus compensation for such plan year.

     Annual Elections. In the fourth quarter of each year, employees of each Participating Employer who may be eligible employees for the ensuing plan year will be provided deferral forms in which they agree to be bound by the terms of the Deferred Compensation Plan for the ensuing plan year and make elections with respect to the compensation to be deferred in that plan year, including the period for which the compensation will be deferred, the amount of any voluntary deferrals, the method of distribution of benefits, and whether income from assets in the employee's deferral account are to be distributed or reinvested. In addition, deferral forms are distributed to eligible employees within two weeks of the adoption of the plan by a new Participating Employer, or within two weeks of commencement of employment by a new employee.

     Deferral Procedures. Compensation deferred by a participant is withheld from that participant's bonus compensation payments. If a participant's total bonus compensation is known at the time of the first payment thereof for a plan year, the amount to be withheld from the payment is determined by applying the deferral schedule then in effect to the sum of the participant's annual base compensation and total bonus compensation. If the bonus compensation is to be paid in installments, an equal portion of the amounts to be deferred will be withheld from each payment.

     If a participant's total bonus compensation cannot be determined at the time of the first payment thereof, the amount of to be withheld from each of the participant's bonus compensation payments is determined by applying the deferral schedule then in effect to the sum of the participant's base compensation and the aggregate amount of bonus compensation paid to date for services rendered in that year, and then subtracting any amounts deferred from previous bonus compensation payments related to services rendered in that year.

     Upon withholding the amounts to be deferred, the Participating Employer delivers the compensation deferred to the trustee (the "Trustee") of the irrevocable grantor, or "rabbi", trust (the "Trust") established in connection with the Deferred Compensation Plan. The Trustee then allocates the compensation to each participant's compensation deferral subaccount for that plan year, as provided below.

UNIT AWARD DEFERRALS

     An eligible employee who receives an award of restricted units may elect to defer the receipt of the restricted units upon their vesting, whether or not the employee is otherwise a participant during that plan year. Such an election shall be made within four weeks of the award of the restricted units through completion of a deferral form, which will be provided to the employee within two weeks of receiving the award, in which the employee agrees, if applicable, to participate in the Deferred Compensation Plan as a voluntary participant and specifies the number of restricted units being deferred, the period for which the compensation will be deferred, the method of distribution of benefits, and whether income from assets in the employee's unit award deferral subaccount are to be distributed or reinvested. The issuer of the restricted units to be deferred shall issue and deliver such units to the Trustee, which shall allocate such units to the participant's unit award deferral subaccount for the plan year in which the participant received the award, as provided below.

DEFERRAL ACCOUNTS

     Upon deferral of cash compensation, the Trustee establishes and thereafter maintains for each participant a compensation deferral account, consisting of subaccounts for each plan year based on whether the compensation was (i) for a mandatory participant with respect to compensation less than $1 million, (ii) for a mandatory participant with respect to compensation greater than $1 million, (iii) for voluntary deferrals or (iv) attributable to Canadian compensation. In addition, if the participant has requested that income from the subaccounts be paid rather than reinvested, the Trustee establishes a distribution subaccount.

     Upon deferral of a restricted unit award, the Trustee establishes and thereafter maintains for each participant a unit award deferral account, consisting of subaccounts for each plan year, which are then divided into tranches corresponding to the dates on which the restrictions on such units expire. In addition, if the participant has requested that income from the subaccounts be paid rather than reinvested, the Trustee establishes a distribution subaccount; provided, however, that participants may not receive income in respect of a particular subaccount of a unit award deferral account until the restrictions on the units credited to that account have expired.

     If a participant is subject to mandatory participation, or if his equity holdings are less than four times his estimated compensation for the plan year, the subaccounts of his compensation deferral account and unit award deferral account for that plan year are considered "discount subaccounts," and the cash in those subaccounts is invested in Advisors Units at a 15% discount from fair market value. The Trustee establishes a "contribution subaccount" for those subaccounts for that plan year to hold the additional Advisors Units attributable to the discount.

     A participant's compensation deferral account and unit award deferral account are not liable for his debts, contracts or engagements, or those of his beneficiaries or successors in interest, may not be taken by attachment, garnishment or other legal or equitable proceeding, and may not be alienated or assigned. The rights of a participant and his beneficiaries in the assets credited to his compensation deferral account and unit award deferral account are no greater than the rights of an unsecured general creditor of his employer.

INVESTMENT OF FUNDS

     Each month, the Trustee will sell for cash any assets other than Advisors Units credited to the deferral accounts and use the proceeds to acquire Advisors Units from PIMCO Advisors. The purchase price of the Advisors Units is (i) 85% of fair market value for cash attributable to deferral subaccounts of current employees which are "discount subaccounts" and contribution subaccounts of current employees and (ii) 100% of fair market value for cash attributable other deferral subaccounts and contribution subaccounts.

     Upon acquiring the Advisors Units, the Trustee credits (i) 85% of the Advisors Units purchased at 85% of fair market value to the discount subaccounts and contribution subaccounts of current employees, in proportion to the amount of cash debited from those accounts, (ii) 15% of the Advisors Units purchased at 85% of fair market value to the contribution subaccounts of current employees, in proportion to the amount of cash debited from the employees' discount subaccounts and contribution subaccounts and (iii) all of the Advisors Units purchased at fair market value to the other deferral subaccounts and contribution subaccounts, in proportion to the amount of cash debited from those accounts.

VESTING AND DEFERRAL PERIODS; FORFEITURE

     A participant's interest in a compensation deferral subaccount vests immediately upon deferral. A participant's interest in each tranche of a unit award deferral subaccount vests upon the expiration of restrictions on the restricted units credited to the subaccount. A participant's interest in a non-Canadian compensation contribution subaccount vests on the first day of the sixth year following the year in which the account was established, or earlier upon retirement, disability or death, or upon a change of control of PIMCO Advisors. A participant's interest in a Canadian compensation contribution subaccount vests on the last day of the third year following the year in which the account was established, or earlier upon retirement, disability or death, or upon a change of control of PIMCO Advisors. In the event a participant terminates employment before his compensation contribution subaccount vests, all of the assets in such subaccount shall be forfeited and returned by the Trustee to PIMCO Advisors.

     Non-Canadian compensation deferred under the Deferred Compensation Plan must be deferred for a period of at least five years, or for any number of full years beyond the minimum period, or until retirement or disability or death, or any number of full years following retirement or disability. Canadian compensation is deferred for a period of three years. Restricted unit awards must be deferred for the longer of five years or one full year following the expiration of all restrictions, and may be deferred for a longer period as provided in the preceding sentence. The Committee (described below) has the discretion to reduce the deferral periods upon a determination that the participant has suffered an "unforeseen emergency," generally defined as a severe financial hardship from illness or casualty.

     An employer may specify upon adopting the Deferred Compensation Plan that an employee who is a Managing Director at the time of his termination of employment, retirement or disability, and who competes with PIMCO Advisors within five years after a deferral subaccount was established to hold deferrals based on compensation in excess of $1 million (three years for similar Canadian compensation), shall forfeit the amounts in that subaccount.

BENEFICIARIES; DISTRIBUTIONS

     A participant may at any time designate one or more persons as beneficiaries under the Deferred Compensation Plan. The designation may be changed from time to time.

     After the expiration of the deferral period applicable to subaccounts for a particular plan year, the Trustee shall distribute to the participant the amounts in the applicable deferral subaccounts, less amounts required to be withheld by law. Distributions may be made in one or more installments (not exceeding 20 years or four installments per year), as selected by the participant in his deferral form for the plan year in which the deferral was made. Distributions of deferred Canadian compensation are made in one installment. If a participant dies, the amounts in his deferral accounts are distributed to his beneficiaries in one installment.

     The Trustee may not distribute Advisors Units to a participant who is not then a partner of PIMCO Advisors or qualified to be a partner of PIMCO Advisors under the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. (the "PIMCO Advisors Partnership Agreement"), or to a beneficiary. Instead, the Trustee will endeavor to exchange the Advisors Units otherwise distributable with PIMCO Holdings for an equal number of Holdings Units. If a distribution includes units, PIMCO Advisors will redeem whole units as necessary for the distribution to include cash in the amount required to be withheld by law. Any fractional units distributed will be redeemed by PIMCO Advisors for cash at the then fair market value.

ADMINISTRATION

     The Deferred Compensation Plan is administered, unless otherwise provided by the PIMCO Advisors Management Board and the PIMCO Holdings Management Board, by a committee (the "Committee") composed of the members of the Unit Incentive Committee of the PIMCO Advisors Management Board. The Deferred Compensation Plan requires that it shall be uniformly and consistently interpreted and applied with regard to all participants in similar circumstances and shall be applied fairly and equitably and in accordance with the specified purposes of the Deferred Compensation Plan.

     The Trust which holds the deferred compensation and restricted units was established with U.S. Trust Company, which serves as Trustee. Under the terms of the Trust, the Trustee is required to distribute the assets of the Trust to the Participating Employers in the event they become bankrupt or insolvent. In that case, the Trustee is required to suspend all payments from the Trust to participants. The assets distributed from the Trust to the Participating Employers are to be used to satisfy the claims of their general creditors under those circumstances.

     The Management Boards have the right at any time to wholly or partially amend the Deferred Compensation Plan, including retroactive amendments necessary to conform to the provisions and requirements of ERISA or the Code. However, no amendment may adversely affect the rights of any participant or his beneficiaries in the assets credited to the participant's deferred accounts, and in the event of any termination, the Trustee will continue to maintain each participant's deferral account and payments made from such deferral account shall be made as described herein.

     The Deferred Compensation Plan provides that PIMCO Advisors shall pay all expenses of the Deferred Compensation Plan, and indemnify and hold harmless the members of the Committee, and each other person rendering services to the Deferred Compensation Plan or its operation or administration from all claims, liabilities and costs (including reasonable attorney's fees) arising from the good faith performance of their duties under the Deferred Compensation Plan, and may provide liability insurance for such persons against liabilities in connection with the Deferred Compensation Plan.

CLAIMS PROCEDURES

     The Committee shall endeavor to ensure that at all times a claims official and a review official have been appointed by the Committee. Other than claims relating to forfeiture of amounts due to a participant's competition with PIMCO Advisors, claims shall be presented to and reviewed by the claims official, who shall have discretionary authority to grant or deny any such claim in whole or in part. A claimant whose claim is denied may request review of his claim by the review official. In considering claims, the claims official and the review official have fiduciary and discretionary authority to make findings of fact and to construe the terms of the Deferred Compensation Plan and any rules of the Deferred Compensation Plan adopted by the Committee. The determination of the claims official (if no review is properly requested) or the decision of the review official (on review, if review is properly requested) shall be final and binding on all parties unless held by a court of competent jurisdiction to constitute an abuse of discretion.

     If the Committee is confronted with conflicting claims concerning a compensation deferral account, the Committee may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, at the Committee's sole discretion. In either case, attorneys' fees, expenses and costs reasonably incurred by the Committee in such a proceeding shall be paid from the compensation deferral account at issue.

MERGER, CONSOLIDATION, AND RESTRUCTURING OF PIMCO ADVISORS

     Investment management subsidiaries which are not Participating Employers may, with the consent of the Management Boards, adopt the Deferred Compensation Plan. In the event of the consolidation or merger of a Participating Employer with or into any other corporation, partnership or other Participating Employer, or the sale by a Participating Employer of all or substantially all of its assets, the resulting successor may, with the consent of the Management Boards, continue the Deferred Compensation Plan. If not adopted within 90 days from the effective date of such consolidation, merger or sale of assets, the Deferred Compensation Plan will terminate.

     If Advisors Units are converted into or exchanged for securities of another business entity or cash, the Trustee shall be authorized to take actions the Committee may find appropriate or equitable to cause the Advisors Units in the Trust to be converted into or exchanged for such securities or cash. If the Holdings Units are converted into or exchanged for securities of another business entity, references in the plan to Holdings Units shall refer to the new security. If Holdings Units are exchanged for cash, the Trustee shall be authorized to take actions the Committee may find appropriate or equitable to cause the Advisors Units in the Trust to be converted into or exchanged for Holdings Units, and cause the Holdings Units to be exchanged for cash, thereafter to be invested as recommended by the Committee.

FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE DEFERRED COMPENSATION PLAN

     The federal income tax consequences of the Deferred Compensation Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Deferred Compensation Plan, and is intended for general information only. Alternative minimum tax and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     Deferrals/Reinvestment of Income. A participant will not be taxed on the compensation withheld in accordance with the Deferred Compensation Plan, or the contributions made by the Participating Employers to the Trust. Nor will a participant be taxed on the income earned on the assets of the Trust until such amounts are distributed. Income earned on the assets of the Trust will be treated as income recognized by the Participating Employers for federal income tax purposes.

     Distributions. A participant will recognize taxable income upon the payment of amounts earned on funds credited to the participant's deferral account pending the purchase of Advisors Units by the Trustee and cash distributions made on Advisors Units credited to the participant's deferral account, and the participant's employer will be entitled to a deduction for the corresponding amount. In addition, upon the distribution to a participant of Advisors Units credited to the participant's deferral account by the Trustee, a participant will realize ordinary income, and the participant's employer will be entitled to a deduction, in an amount equal to the fair market value of the Advisors Units at the time of distribution. In connection with the distribution of any Advisors Units to a participant by the Trustee, the participant is deemed to have (i) received a cash bonus from PIMCO Advisors equal to the Unit Price (as defined in the PIMCO Advisors Partnership Agreement) on the date of distribution multiplied by the number of Advisors Units distributed by the Trustee (without regard to any withholding that would apply to such bonus if actually paid), and
(ii) contributed cash in the amount of such cash bonus as a Contribution in exchange for a Capital Account (as such terms are defined in PIMCO Advisors Partnership Agreement) equal, on a per unit basis, to the relevant Unit Price on the date of distribution.

     The discussion set forth above does not purport to be a complete analysis of all the potential tax consequences relevant to the Deferred Compensation Plan. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

AWARDS CONTINGENT ON UNITHOLDER APPROVAL OF THE DEFERRED COMPENSATION PLAN

     Participation of eligible employees in the Deferred Compensation Plan, and the amounts held in participants' deferral accounts, are not contingent on approval of the Deferred Compensation Plan by the Unitholders. However, the issuance of Holdings Units to persons deemed "officers and directors" of PIMCO Holdings upon distribution of amounts credited to deferral accounts is contingent upon such approval. If the Deferred Compensation Plan is not approved, persons deemed "officers and directors" of PIMCO Holdings will receive Advisors Units upon distribution of amounts credited to their deferral accounts. Pursuant to the PIMCO Advisors Partnership Agreement and an Operating Agreement between PIMCO Holdings and PIMCO Advisors, holders of Advisors Units may under certain circumstances exchange their Advisors Units for Holdings Units.

     The following table sets forth information regarding the number of Holdings Units which could be issued to the Named Executive Officers pursuant to the Deferred Compensation Plan contingent upon the approval of the Deferred Compensation Plan by the Unitholders.

                               NEW PLAN BENEFITS

                                                                                             -----------------------------------
                                                                                                Number of Units(1)       Dollar
Name and Position                                                                                                       Value(2)
-----------------                                                                            -----------------------------------
William D. Cvengros                  Board Member, Chief Executive Officer                                   --           --
Kenneth M. Poovey                    Board Member, Chief Operating Officer                               89,506       $2,959,292
Robert M. Fitzgerald                 Board Member, Senior Vice President and Chief Financial Officer      8,148          269,393
Stephen J. Treadway                  Executive Vice President                                            72,350        2,392,072
Richard M. Weil                      Senior Vice President                                               12,059          398,701
All current executive
 Officers as a group (6 persons)                                                                        182,801        6,043,858
All other employees                                                                                          (3)

________________

(1) Represents the number of Advisors Units and Holdings Units ("Partnership Units") in the deferral account as of April 1, 1998. Assumes all monetary amounts in the participant's deferral account has been invested in Partnership Units at 85% of the market value of the Holdings Units as of April 1, 1998.
(2) Represents the number of Partnership Units in the deferral account as of April 1, 1998, multiplied by the market value of the Holdings Units on such date.
(3) Issuance of Holdings Units is contingent only with respect to persons deemed "officers and directors" of PIMCO Holdings.

VOTE

     The affirmative vote of a majority of the outstanding Holdings Units present or represented at the Meeting is required to approve the Deferred Compensation Plan. Abstentions as to this Proposal will be treated as votes against the Proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of this Proposal and will not be counted as votes for or against the Proposal. Properly executed, unrevoked proxies will be voted FOR the approval of the Deferred Compensation Plan unless a vote against approval or an abstention from voting is specifically indicated in the proxy.

     THE PIMCO HOLDINGS MANAGEMENT BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
                                                           ===
THE EXECUTIVE DEFERRED COMPENSATION PLAN.

          PROPOSAL THREE:  AMENDED AND RESTATED PARTNERSHIP AGREEMENT

     The Unitholders are being asked to consider and approve the Amended and Restated Agreement of Limited Partnership of PIMCO Holdings dated April 1, 1998 (the "Proposed Partnership Agreement"), amending and restating PIMCO Holdings' existing Amended and Restated Agreement of Limited Partnership dated March 14, 1991, as amended (the "Current Partnership Agreement").

     The Proposed Partnership Agreement eliminates certain inconsistencies and ambiguities in the Current Partnership Agreement which resulted in large part from the change in the partnership's structure which occurred when Oppenheimer Capital merged with a subsidiary of PIMCO Advisors. Now that PIMCO Holdings holds an interest in, and acts as a general partner of, PIMCO Advisors rather than Oppenheimer Capital, PIMCO Advisors functions as the "operating partnership." Each Holdings Unit now represents an indirect economic interest in a single Advisors Unit. Provisions in the Current Partnership Agreement are inconsistent with this new structure, as well as with the provisions of the PIMCO Advisors Partnership Agreement.

     The Proposed Partnership Agreement updates PIMCO Holdings' partnership agreement and brings them into accord with this new structure. Among other things, the Proposed Partnership Agreement includes changes to account for PIMCO Advisors now functioning as the "operating partnership"; allows issuances of Holdings Units so long as PIMCO Holdings receives an equivalent number of Advisors Units (maintaining the one-for-one relationship between Holdings Units and Advisors Units); places certain limits on the general partner's ability to delegate its management authority; better conforms the partnership agreement to the current provisions of the Code and the Delaware Uniform Limited Partnership Act (the "Delaware Act"); clarifies provisions regarding Unitholder meeting and voting rights; clarifies provisions regarding administrative practices; and conforms terminology and format to that used in the PIMCO Advisors Partnership Agreement.

     Approval of the Proposed Partnership Agreement requires the affirmative vote of a majority of the outstanding Holdings Units.

     THE PIMCO HOLDINGS MANAGEMENT BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
                                                           ===
THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP.

     Set forth below is a summary of the material terms of the Proposed Partnership Agreement, including the material differences between the Current Partnership Agreement and the Proposed Partnership Agreement. The summary is qualified in its entirety by the terms of the Proposed Partnership Agreement, a copy of which is attached hereto as Annex "C."
                                    --------

                       THE PROPOSED PARTNERSHIP AGREEMENT

CONTINUITY OF THE PARTNERSHIP; TERM

     The Proposed Partnership Agreement continues the partnership as a limited partnership pursuant to the provisions of the Delaware Act. Both the Current and Proposed Partnership Agreements provide for PIMCO Holdings to continue in existence until December 31, 2061, unless earlier dissolved in accordance with the agreement.

BUSINESS PURPOSE

     The Proposed Partnership Agreement updates the description of the purpose of the partnership to conform to the new structure. Where the Current Partnership Agreement provides that the purpose of PIMCO Holdings is (i) to, through an operating partnership, engage in investment advisory services and
(ii) to engage in all other aspects of the financial services business, the Proposed Partnership Agreement provides that PIMCO Holdings' purpose is (i) to acquire and hold Advisors Units, act as a general partner of PIMCO Advisors, and carry on through PIMCO Advisors an investment management and investment advisory business and (ii) to carry on any other business which limited partnerships may carry on under the Delaware Act.

CAPITAL ACCOUNTS

     Both the Current and Proposed Partnership Agreements provide for the maintenance of capital accounts for all partners. The Proposed Partnership Agreement expands and clarifies these provisions to better conform them to current tax laws.

GENERAL PARTNER INTEREST

     The Current Partnership Agreement provides that the general partner interest represents a .01% interest in PIMCO Holdings. Accordingly, the general partner receives allocations of .01% of any net income and net loss of the partnership, as well as a right to .01% of regular distributions. The remainder is paid out to the limited partners pro rata according to their unit holdings.

     The Proposed Partnership Agreement provides for two classes of units, limited partner units ("LP Units") and general partner units ("GP Units"). The general partner's current .01% interest will be converted into 5,000 GP Units (its per-unit economic equivalent) as of the effective date of the Proposed Partnership Agreement. Because GP Units and LP Units carry equivalent economic rights, a general partner may convert its GP Units into LP Units and vice-versa, so long as the outstanding GP Units continue to represent at least a .01% interest in the partnership.

     This change allows distributions to be paid out to all partners pro rata in accordance with their units, rather than allocating a fixed percentage to the general partner. Also, it facilitates maintenance of the one-for-one ratio between Holdings Units and the underlying Advisors Units owned by PIMCO Holdings, since at all times the total number of LP Units and GP Units outstanding will equal the number of Advisors Units owned by PIMCO Holdings.

ISSUANCES OF INTERESTS IN THE PARTNERSHIP

Generally

     The Current Partnership Agreement provides that the general partner may issue additional Holdings Units, without the consent or approval of the limited partners, for any purpose of PIMCO Holdings so long as PIMCO Holdings receives the opinion of a nationally recognized independent investment banking firm that the issuance is fair from a financial point of view to the limited partners who are not affiliates of the general partner (a "fairness opinion"). A fairness opinion is not required for issuances of Holdings Units to the general partner in exchange for a pro rata portion of the general partner's interest in the operating partnership or of its general partner interest in PIMCO Holdings, or for issuances pursuant to certain unit-based employee benefit plans.

     The Proposed Partnership Agreement modifies these provisions to reflect the new structure, where Holdings Units represent a flow-through investment in PIMCO Advisors, each representing an indirect interest in a single Advisors Unit. The Proposed Partnership Agreement provides that the general partner may issue additional securities of PIMCO Holdings in amounts, for consideration and on terms and conditions determined by the general partner, without the consent or approval of the limited partner, so long as the consideration, if any, received for any Holdings Units issued is contributed to PIMCO Advisors in exchange for a number of Advisors Units equal to the number of Holdings Units issued. Any proposed issuance of Holdings Units in which an equal number of Advisors Units is not to be received may be made only upon the receipt of a fairness opinion.

  The Proposed Partnership Agreement has the effect of permitting issuances of Holdings Units in which the one-for-one relationship between Holdings Units and Advisors Units is maintained. So long as the ratio between Holdings Units and Advisors Units remains the same before and after the issuance, Unitholders experience no economic dilution as a result of the issuance. However, under the PIMCO Advisors Partnership Agreement, the general partners of PIMCO Advisors are permitted in their discretion to cause PIMCO Advisors to admit new limited partners and issue additional units of partner interest, without the consent or
approval of any third party.   The PIMCO Advisors Partnership Agreement permits,
and PIMCO Holdings intends to effect, semi-annual offers to be made to holders of Advisors Units to exchange such units for Holdings Units. Accordingly, the Proposed Partnership Agreement will have the effect of permitting the general partners of PIMCO Advisors to issue Advisors Units to persons who may then, subject to the limitations on transfer set forth in the PIMCO Advisors Partnership Agreement, exchange those Advisors Units for an equal number of Holdings Units, without the requirement of a fairness opinion or Unitholder consent, other than as may be required by the New York Stock Exchange or other regulatory agencies.

     In connection with the acquisition of Oppenheimer Capital by PIMCO Advisors and in anticipation of the year-end combination of ownership of PIMCO Advisors and Oppenheimer Capital, L.P., PIMCO Holdings received a fairness opinion from an independent investment bank as to the fairness from a financial point of view to the limited partners of PIMCO Holdings who were not affiliates of the general partner of certain types of issuances of Holdings Units, including issuances in one for one exchanges for Advisors Units and issuances pursuant to incentive compensation plans upon the receipt of an equal number of Advisors Units. Accordingly, PIMCO Holdings is currently able to issue Holdings Units which fall within the parameters of the opinion.

Senior Securities

     Both the Current Partnership Agreement and the Proposed Partnership Agreement allow the creation of new classes or series of units, but require, in addition to requirements described above, the consent of a majority of a class or series of limited partner units not held by affiliates of the general partner prior to the issuance of any securities senior to such class or series. The Proposed Partnership Agreement clarifies that such consent is required not only for units senior with respect to distributions, but also with respect to rights to share in the profits or losses of the partnership or upon liquidation or dissolution of the partnership.

TRANSFERS OF LIMITED PARTNERSHIP INTERESTS; ADMISSION OF LIMITED PARTNERS

     Both the Current and Proposed Partnership Agreements provide that a limited partner generally may transfer its units of limited partner interest; provided, however, that no such transfer may occur if it would violate federal or state securities laws or rules and regulations of the Securities and Exchange Commission, any state securities commission or any other governmental authorities with jurisdiction over such transfers, or affect PIMCO Holdings' existence or qualification as a limited partnership under the Delaware Act. Also, the Proposed Partnership Agreement clarifies that any transfer which would result in an Adverse Partnership Tax Event or an Assignment Event (as those terms are defined in the Proposed Partnership Agreement) is prohibited. Generally, the transferor ceases to be a limited partner upon the transferee's admission as a substitute limited partner, as provided below. Until admission, a transferee is an assignee of the partnership interest.

     The Current Partnership Agreement distinguishes between two types of persons seeking admission: substitute limited partners and additional limited partners. Substitute limited partners are those persons who acquire limited partner units by transfer from a previous holder and are admitted as a limited partner. Such persons may apply for admission as substitute limited partners by filing a transfer application, generally at the time of transfer, but do not become a substitute limited partner until the general partner consents thereto, which consent may be withheld in the general partner's sole discretion, and when any such admission as a substitute limited partner is shown on the books and records of PIMCO Holdings. Additional limited partners are those persons who make capital contributions to PIMCO Holdings and are admitted as limited partners. Those persons are admitted as additional limited partners upon furnishing to the general partner acceptance of the terms and conditions of the Current Partnership Agreement, and such other documents that the general partner may require. Admission becomes effective when the general partner determines that the conditions have been met.

     The Proposed Partnership Agreement contains similar provisions, providing that both transferees of Holdings Units and persons making a contribution to the partnership in exchange for newly issued Holdings Units become limited partners by executing and delivering a transfer application, which application is subject to the approval of the general partner. The Proposed Partnership Agreement clarifies that the application is deemed to be approved if not rejected by the third business day following the transfer. In addition, the Proposed Partnership Agreement has special provisions governing admission of underwriters and their transferees as limited partners. Underwriters are those persons who acquire units from PIMCO Holdings or any general or limited partner pursuant to an underwritten public offering. Upon executing and delivering an admission application, such underwriter shall be admitted as a limited partner. Each initial transferee of an underwriter shall be admitted as a limited partner upon payments for the units of limited partner interest.

     The Proposed Partnership Agreement provides that no person shall be admitted as a limited partner if such admission would (i) violate federal or state securities laws or rules and regulations of the Securities and Exchange Commission, any state securities commission or any other governmental authorities with jurisdiction over such transfers, (ii) result in an Adverse Partnership Tax Event or an Assignment Event (as those terms are defined in the Proposed Partnership Agreement), or (iii) affect PIMCO Holdings' existence or qualification as a limited partnership under the Delaware Act.

     In all cases, the Current Partnership Agreement and the Proposed Partnership Agreement provide that upon admission each limited partner agrees to be bound by the terms of the applicable partnership agreement.

DISTRIBUTIONS AND ALLOCATIONS

     Both the Current and Proposed Partnership Agreements provide for the payment of quarterly distributions to Unitholders of record as of the close of business on the last day of such quarter, payable within 30 days of the end of such quarter. The Proposed Partnership Agreement provides for the distribution of "Distributable Cash," defined as an amount equal to the distributions declared by PIMCO Advisors for such quarter on the Advisors Units held by PIMCO Holdings, less the amount, if any, required for taxes, for reimbursement of expenses, as reserves, or otherwise in the business of PIMCO Holdings, as determined by the general partner. The Proposed Partnership Agreement differs from the Current Partnership Agreement by reflecting the new source of distributions (PIMCO Advisors), the repayment of the debt formerly owed to PIMCO Holdings by Oppenheimer Financial Corp., and the new tax on gross revenues from active trades or businesses imposed on PIMCO Holdings effective January 1, 1998. In addition, the Proposed Partnership Agreement clarifies that no distribution may be made to any Unitholder if such distribution would violate Section 17-607 of the Delaware Act or other applicable law.

     As noted above, by converting the general partner's interest into GP Units, the Proposed Partnership Agreement allows distributions and other allocations to be made pro rata among the partners based on the number of units owned, rather than a fixed .01% to the general partner. The Proposed Partnership Agreement also clarifies procedures for making allocations of net income and net loss, as well as special capital account and tax allocations, among the partners.

MANAGEMENT

     The Current Partnership Agreement provides that the business and affairs of PIMCO Holdings are exclusively managed by the general partner, which may delegate its management duties and authority to a duly appointed attorney or attorney-in-fact.

     The Proposed Partnership Agreement similarly provides that the general partner has exclusive right and full power and authority to manage and control the business and affairs of PIMCO Holdings and to take any action deemed necessary or desirable by it in connection with the business of PIMCO Holdings. The Proposed Partnership Agreement further provides that, unless otherwise provided by the Proposed Partnership Agreement, the general partner may take any action in its management of PIMCO Holdings, including amending the Proposed Partnership Agreement, without the approval of the limited partners.

     While the Current Partnership Agreement contemplates the admission of more than one general partner of PIMCO Holdings, it does not provide for management by more than one general partner. The Proposed Partnership Agreement also contemplates the admission of more than one general partner, and modifies the provisions in the Current Partnership Agreement to provide for management by two or more general partners. If there is more than one general partner, each general partner has equal right, power and authority in the management and control of the business and affairs of PIMCO Holdings. Certain extraordinary actions, such as mergers, sales of substantially all of the partnership's assets, the incurrence of certain indebtedness or initiation of an insolvency, require the written consent of all the general partners. All other matters are decided by the general partners holding a majority of the outstanding GP Units.

     The Proposed Partnership Agreement also permits the general partners to delegate their power and authority. The general partners may, subject to certain limitations, constitute one or more boards or committees, delegate any or all of its rights and powers to manage and control the business and affairs of PIMCO Holdings to one or more such boards or committees, and revise and revoke any such constitution or delegation. However, where the Current Partnership Agreement does not impose limits on delegation, the Proposed Partnership Agreement limits the general partners' ability to delegate. The general partners may not delegate rights and powers with respect to any of the following actions: (i) admission of any successor or additional general partner, (ii) any amendment to the Proposed Partnership Agreement, (iii) any action which would require the approval of the limited partners, or (iv) any action which, by reason of any provision of the Proposed Partnership Agreement, requires the written consent of the general partners.

TRANSACTIONS INVOLVING GENERAL PARTNERS; CONFLICTS OF INTEREST

Transactions Between PIMCO Holdings and the General Partner or its Affiliates

     Both the Current and Proposed Partnership Agreements expressly permit transactions between PIMCO Holdings and the general partner or its affiliates. The Proposed Partnership Agreement, however, clarifies the types of transactions permitted between Holdings and the general partner or its affiliates, and also clarifies the standard by which the "fairness" of the transaction to PIMCO Holdings is judged.

     The Current Partnership Agreement does not limit the nature or kind of transactions that PIMCO Holdings is permitted to enter into with the general partner or any of its affiliates. In contrast, the Proposed Partnership Agreement limits the transactions between PIMCO Holdings and the general partner or its affiliates to include, each on terms and conditions determined by the general partner: (i) a loan to PIMCO Holdings by the general partner or its affiliates, (ii) a loan by PIMCO Holdings to the general partner or its affiliates, (iii) services rendered by the general partner or its affiliates to PIMCO Holdings, (iv) the general partner or its affiliates may sell, transfer or convey assets or property to, or purchase PIMCO Holdings' assets from, PIMCO Holdings, or use or lease PIMCO Holdings' assets, and (v) PIMCO Holdings may enter into one or more agreements with PIMCO Advisors governing their relationship.

     The Proposed Partnership Agreement also clarifies the standard by which to judge the "fairness" of the related transaction by instituting a pre-approval process. Under the Current Partnership Agreement, the terms of transactions between PIMCO Holdings and the general partner or its affiliates must be equivalent to terms obtainable by PIMCO Holdings from a comparable unaffiliated third party. The Proposed Partnership Agreement requires that before entering into any permitted transaction or agreement between PIMCO Holdings and the general partner or its affiliates, (i) such transaction or agreement shall be determined to be fair to PIMCO Holdings by a committee of members of a management board to which the general partners have delegated management authority, appointed by that board, who are independent with respect to such transaction, or the general partner, or (ii) PIMCO Holdings shall receive a fairness opinion.

Conflicts of Interest

     The Current Partnership Agreement provides that whenever a conflict of interest exists or arises between the general partner or its affiliates, on the one hand, and the operating partnership or any Unitholder, on the other hand, the general partner shall resolve such conflict of interest, taking into consideration the circumstances, the interests of the parties and other matters. The Proposed Partnership Agreement, however, provides that any conflict of interest between the general partner or its affiliates, on the one hand, and PIMCO Holdings, on the other hand, other than the transactions listed above which require pre-approval, shall be resolved by (i) a committee of members of a management board to which the general partners have delegated management authority, appointed by that board, who are independent with respect to such conflict of interest, or (ii) the general partners. A resolution determined by such a committee or by the general partners in good faith, shall be conclusive and binding on the partners and PIMCO Holdings.

VOTING RIGHTS

     The management authority over PIMCO Holdings resides in its general partner, and limited partners generally have very limited ability to influence the affairs of the partnership. Both the Current and Proposed Partnership Agreements provide the Unitholders with certain limited voting rights. Under both the Current Partnership Agreement and the Proposed Partnership Agreement (and the Delaware Act when applicable), the

Unitholders have voting rights with respect to: (i) issuance of units which rank senior to Holdings Units, (ii) the withdrawal, removal, transfer and replacement of a general partner other than as a result of a transfer of the general partner's interest to an affiliate, (iii) certain amendments to the partnership agreement (described more fully below under "-Amendments"), (iv) the approval of any amendment to the PIMCO Advisors Partnership Agreement which would be directly and materially adverse to the Unitholders, (v) certain events of dissolution, and the reconstitution of the partnership after a dissolution (described more fully below under "-Dissolution and Liquidation"), (vi) the election, compensation and approval of a successor liquidating trustee, (vii) the domestication of PIMCO Holdings and (viii) the conversion or reorganization of PIMCO Holdings into another type of legal entity (except in conjunction with a restructuring as described below under "-Restructuring Authority"). The Proposed Partnership Agreement also clarifies the Unitholders' voting rights with respect to mergers and other combinations involving PIMCO Holdings, providing that any merger or consolidation of PIMCO Holdings with or into any other business entity in which PIMCO Holdings is not the surviving entity requires approval by a majority of each class of the outstanding Holdings Units. Other mergers or consolidations of PIMCO Holdings would require consent only to the extent that they required actions which otherwise required Unitholder consent, such as certain types of partnership agreement amendments.

     Under the Proposed Partnership Agreement, the Unitholders will no longer have specific voting rights with respect to distributions of publicly traded securities or certain transactions between the general partner and the operating partnership in connection with capital contributions by PIMCO Holdings to the operating partnership. The Proposed Partnership Agreement also provides that except as otherwise provided in the partnership agreement, the general partners may take any action, including the amendment of the partnership agreement, without the approval of the limited partners. Accordingly, the Proposed Partnership Agreement generally supersedes the voting rights provisions of the Delaware Act.

PARTNERSHIP MEETINGS

     Both the Current and Proposed Partnership Agreements provide that meetings of limited partners may be called by the general partner or limited partners holding at least 10% of the outstanding Holdings Units. Within 60 days of receiving a request for a meeting, or such greater period as may be necessary, the general partner will mail to each Unitholder of record, at the address appearing on the books of the transfer agent, a notice of meeting establishing a meeting date not more than 60 days from the mailing date. Both agreements provide that the record date for voting at the meeting shall be set no less than 10 and no more than 60 days prior to the meeting date, and for a quorum of a majority of the partnership units entitled to vote, present in person or by proxy. The Proposed Partnership Agreement clarifies that action at a meeting shall be taken by a majority of the units present and entitled to vote with respect to a matter, unless the partnership agreement requires a different or higher percentage.

     In addition to the ability of the limited partners and the general partner to call meetings of the limited partners, the Proposed Partnership Agreement clarifies that a liquidating trustee may call a meeting of the limited partners. The Proposed Partnership Agreement also provides that no action shall be taken at a meeting which is opposed by the general partners or the liquidating trustee unless PIMCO Holdings has received certain opinions of counsel.

     Both agreements provide that action may be taken by the partners without a meeting if written approvals setting forth the action so taken are given by partners holding not less than the minimum number of units that would be necessary to take such action at a meeting at which all of the partners were present and voted.

AMENDMENTS TO THE PARTNERSHIP AGREEMENT

     The Current Partnership Agreement provides that the general partner may amend the partnership agreement without the vote or consent of the limited partners (i) to change the name or principal place of business of the partnership, (ii) for the admission, substitution, termination or withdrawal of partners, (iii) if necessary or advisable to preserve the limited liability of the limited partners or prevent the partnership from being taxed as a corporation for federal tax purposes, (iv) for changes inconsequential in nature and not adversely affecting the limited partners in any material respect, to cure an ambiguity or inconsistency in the agreement, in response to certain statutes and rulings or to facilitate trading of Holdings Units, (v) in response to changes in Delaware law, (vi) for certain tax purposes, (vii) to prevent the partnership from being deemed an investment company or subject to certain other regulations, or (viii) for other amendments similar to the foregoing. Other amendments require the affirmative vote of a majority of the outstanding Holdings Units, except for certain extraordinary amendments (such as one causing the limited partners to lose limited liability) which require a unanimous vote.

     The Proposed Partnership Agreement provides that the general partner may amend the partnership agreement without the vote or consent of the limited partners (i) to change the name or principal place of business of the partnership, (ii) for the admission, substitution, termination or withdrawal of partners, (iii) if necessary or advisable to preserve the limited liability of the limited partners or prevent the partnership from being taxed as a corporation for federal tax purposes, (iv) any change which the general partners determine does not adversely affect the holders of any class or series of units in any material respect, in response to certain statutes and rulings or to facilitate trading of the Holdings Units or is necessary to fulfill the purposes of the agreement or to cure an ambiguity or inconsistency in the agreement, (v) to reflect the designations, preferences and rights of any newly created class or series of units, (vii) that the general partners determine is appropriate in connection with the creation of any newly created class or series of units, or
(viii) that the general partners determine is appropriate in connection with an action taken under Article XVI (restructuring authority, described below).

     Both the Current and Proposed Agreements provide that any other amendment must be proposed by the general partner and approved by the Unitholders. The Proposed Partnership Agreement clarifies that (i) any amendment which would materially and adversely affect a particular class or series of units must be approved by holders of a majority of such class or series and (ii) any amendment that would change the vote required to take an action must be approved by partners holding at least the percentage of units which would be changed by the proposed amendment.

ADMISSION AND WITHDRAWAL OF GENERAL PARTNERS

     The substance of the provisions regarding admission of general partners generally remain unchanged in the Proposed Partnership Agreement, requiring consent of a majority of the Unitholders for the admission of new general partners unless the admission is in connection with the transfer of all or a portion of a general partner's interest to an affiliate of that general partner. The Proposed Partnership Agreement does not include the provisions for pledges and other hypothecation of the general partner's interest that are included in the Current Partnership Agreement. In each case, such transfer is permitted only if the general partner obtains certain opinions regarding the proposed transfer.

     The Proposed Partnership Agreement clarifies the procedure for a withdrawal of a general partner. If a general partner transfers all of its interest to an affiliate, the general partner may withdraw without consent of the limited partners. In the event of any other proposed withdrawal, the general partner must give notice of its intent to withdraw, supported by certain required opinions of counsel, and the withdrawal must be approved by a majority of the limited partner units not held by affiliates of the general partner. The general partners shall call a meeting to consider the withdrawal no sooner than 60 days from the date of notice (180 days if there is only one general partner
at the time).   The successor elected at the meeting shall be admitted as a general partner immediately prior to the withdrawal of the existing general partner or, if no successor is elected but the withdrawal is approved, the general partner shall be entitled to withdraw, and the partnership shall be dissolved.

     Both the Current and Proposed Partnership Agreements provide that a general partner may be removed by the vote of 80% of the outstanding Holdings Units.

INDEMNIFICATION OF GENERAL PARTNER

     The Current Partnership Agreement generally provides that PIMCO Holdings will indemnify and hold harmless the general partner, its affiliates and certain other parties to the fullest extent permitted by law, unless the indemnitee has been adjudged liable for actual fraud, willful misconduct or gross negligence, unless and only to the extent that the court in which such action was brought, or another court of competent jurisdiction, determines that, despite the adjudication of liability, but in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnification for such liabilities and expenses as the court may deem proper. The Current Partnership Agreement further provides that a negative disposition or any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre shall not, of itself, create a presumption of its violation of the applicable standard.

     The Proposed Partnership Agreement alters the standard by which an indemnitee is entitled to indemnification by PIMCO Holdings. The Proposed Partnership Agreement provides that PIMCO Holdings shall indemnify an indemnitee if the indemnitee acted or failed to act in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interests of PIMCO Holdings and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. Similar to the Current Partnership Agreement, the termination of any proceeding shall not, of itself, create a presumption that the indemnitee acted in contravention of the applicable standard.

     Both the Current Partnership Agreement and the Proposed Partnership Agreement provide that PIMCO Holdings may enter into indemnification agreements with the indemnitees. The Proposed Partnership Agreement provides sample provisions that may be included in such indemnity agreements. Both the Current Partnership Agreement and the Proposed Partnership Agreement also provide that PIMCO Holdings may purchase indemnitee insurance for the benefit of an indemnitee. The Current Partnership Agreement permits PIMCO Holdings to adopt indemnification procedures, while the Proposed Partnership Agreement provides for indemnification procedures.

RESTRUCTURING AUTHORITY

     The Current Partnership Agreement gives the general partner the authority to adopt any amendments to the partnership agreement necessary, in the opinion of the general partner, to ensure that PIMCO Holdings will not be treated as an association taxable as a corporation for federal income tax purposes.

     The Proposed Partnership Agreement clarifies and broadens the authority of the general partner in the event that there is a substantial risk that the partnership will be treated as an association taxable as a corporation for federal income tax purposes. In such an event, the general partner is authorized to effect one or more restructurings which may involve, among other things, the transfer of all or part of the business of the partnership to one or more newly created business entities in exchange for interests in those entities which may be subject to substantial restrictions on transfer, the mandatory exchange of some or all Holdings Units for interests in one or more newly established business entities holding the partnership's assets, or the imposition of substantial restrictions on the transferability of Holdings Units coupled with severe penalties for violations of such restrictions.

DISSOLUTION AND LIQUIDATION

     Under the Current Partnership Agreement, the partnership is dissolved upon
(i) the expiration of the term of the partnership, (ii) a bankruptcy or similar event with regard to the general partner, (iii) the written determination of the general partner to dissolve the partnership, (iv) a vote of 80% of the limited partners to dissolve, (v) the sale by the partnership of all or substantially all of its assets, or (vi) the withdrawal of the general partner unless in connection with the admission of a successor, unless all remaining partners agree in writing within 90 days to continue the partnership and approve a successor general partner.

     The Proposed Partnership Agreement modifies these conditions, providing for dissolution upon (i) the expiration of the term of the partnership, (ii) the determination of the general partners that projected future revenues of the partnership are insufficient to enable payment of projected expenses or that the continued operation is not in the best interests of the partnership, (iii) the election of the general partners after an event pursuant to which the partnership becomes taxed as a corporation, (iv) the election of the general partner approved by a majority of Holdings Units held by persons not affiliated with the general partners, (v) the sale of all or substantially all of the partnership's assets not in connection with a restructuring, (vi) the written consent of all partners, (vii) certain events of withdrawal of the general partner, including insolvency unless the remaining general partners elect to continue the partnership or a majority of the partners agree to continue the partnership within 90 days and approve a successor, or (viii) entry of a decree of dissolution under the Delaware Act.

     Both the Current and Proposed Partnership Agreements provide that the partnership may be reconstituted within 180 days of its dissolution because of a withdrawal of a general partner. Upon a dissolution, if the partnership is not reconstituted, both the Current and Proposed Partnership Agreements provide for the appointment of a liquidator, who shall wind up the business and distribute partnership assets.

GENERAL PARTNER'S RIGHT TO PURCHASE

     Under the Proposed Partnership Agreement, the general partner no longer has the right to purchase all of the outstanding limited partner units if less than ten percent of the outstanding Holdings Units is held by persons not affiliated with the general partner.

VOTE

     The affirmative vote of a majority of the outstanding Holdings Units is required to approve the Proposed Partnership Agreement. Abstentions as to this Proposal will be treated as votes against the Proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of this Proposal and will have the effect of a vote against the Proposal. Properly executed, unrevoked proxies will be voted FOR the approval of the Proposed Partnership Agreement unless a vote against approval or an abstention from voting is specifically indicated in the proxy.

     THE PIMCO HOLDINGS MANAGEMENT BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
                                                           ===
THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of Holdings Units and Advisors Units by each person who, to PIMCO Holdings' knowledge, is the beneficial owner of more than 5% of Holdings Units or Advisors Units and the Named Executive Officers. Except as indicated, the address of each person or entity listed below is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.


                                                                      PERCENTAGE OF                   PERCENTAGE OF
                                                      HOLDINGS UNITS    HOLDINGS      ADVISORS UNITS   HOLDINGS
                                                       BENEFICIALLY       UNITS        BENEFICIALLY      UNITS
                                                        OWNED(1)(2)    OUTSTANDING      OWNED(1)(3)   OUTSTANDING(4)
                                                      --------------  -------------   --------------  --------------
FIVE PERCENT HOLDERS
PIMCO Partners, G.P. ("PGP") (5)..................               0         --           53,790,538        53.8%
Pacific Life Insurance Company
      ("Pacific Life) (6).........................               0         --           58,905,813        56.0
Pacific LifeCorp ("LifeCorp") (6).................               0         --           58,905,813        56.0
Pacific Mutual Holding
      Company ("PMHC") (6)........................               0         --           58,905,813        56.0
Pacific Asset Management LLC
      ("PAM") (6).................................               0         --           58,905,813        56.0
PIMCO Holding LLC ("PIMCO LLC") (7)...............               0         --           54,143,742        54.0
PIMCO Partners, LLC ("PPLLC") (8).................               0         --           53,933,018        53.9
Thomson Advisory Group, Inc. ("TAG")..............               0         --           14,380,217        23.7
William R. Benz, II (9)...........................          66,000          *           53,933,018        53.9
David H. Edington (9).............................         184,000          *           53,933,018        53.9
William H. Gross (9)(10)..........................         404,356          *           53,953,018        54.1
John L. Hague (9).................................         184,000          *           53,933,018        53.9
Brent R. Harris (9)...............................         184,000          *           53,933,018        53.9
Dean S. Meiling (9)...............................         184,000          *           53,933,018        53.9
James F. Muzzy (9)................................         184,000          *           53,933,018        53.9
William F. Podlich, III (9).......................          64,000          *           53,933,018        53.9
William C. Powers (9).............................         184,000          *           53,933,018        53.9
Lee R. Thomas (9).................................          21,006          *           53,933,018        53.9
William S. Thompson, Jr. (9)(11)..................         190,000          *           53,933,018        53.9
Benjamin L. Trosky (9)............................          73,000          *           53,933,018        53.9

EXECUTIVE OFFICERS NOT INCLUDED ABOVE
William D. Cvengros...............................         120,000          *              400,000         1.1
Robert M. Fitzgerald..............................          10,564          *                 0             *
Kenneth M. Poovey.................................           7,000          *              116,459          *
Stephen J. Treadway...............................          17,797          *                5,000          *
Richard M. Weil...................................          10,800          *                 0             *
All directors and executive officers as a group
      (6 persons).................................         171,848          *              521,459         1.8

----------------
*   Less than 1%

(1) Each of the persons and entities listed disclaims beneficial ownership of any units except to the extent that it has a pecuniary interest in such units.
(2)  Includes options exercisable within 60 days of April 1, 1998.
(3) Does not include units underlying options which may be exercised for either units of limited partner interest in PIMCO Advisors or Holdings Units, which are reflected in the column titled "Holdings Units Beneficially Owned."
(4) Assumes exchange of all units of limited partner interest in PIMCO Advisors for Holdings Units.
(5) Includes 39,410,321 Advisors Units held of record by PGP and 14,380,217 Advisors Units held by TAG over which PGP may be deemed to have voting control. Does not include non-unitized 0.01% general partner interest in PIMCO Holdings.
(6) Includes (i) 53,790,538 Advisors Units which may be deemed to be beneficially owned by PGP, which may be deemed to be beneficially owned by Pacific Life and PAM, because PIMCO LLC is a general partner of PGP and is a wholly-owned subsidiary of PAM, which is a wholly-owned subsidiary of Pacific Life and (ii) an aggregate of 5,115,275 Advisors Units issued as follows: PIMCO LLC (353,204 units), Cadence Partners L.P. (2,665,000 units), NFJ Partners L.P. (1,057,211 units), and Parametric Partners L.P. (1,039,860 units), which may be deemed beneficially owned by PAM because PIMCO LLC, CCM LLC, NFJ LLC, and PPA LLC, are wholly-owned subsidiaries of PAM and CCM LLC, NFJ LLC, PPA LLC, in turn are the general partners of Cadence Partners L.P., NFJ Partners L.P., and Parametric Partners L.P.,
     respectively.   As general partners, CCM LLC, NFJ LLC and PPA

     LLC have shared investment and disposition powers with respect to units held by Cadence Partners L.P., NFJ Partners L.P., and Parametric Partners L.P., respectively. Also reflects all of the above for LifeCorp and PMHC because Pacific Life is a wholly-owned subsidiary of LifeCorp, which, in turn, is a majority-owned subsidiary of PMHC. The address of each of the above entities is: 700 Newport Center Drive, Newport Beach, California 92660.
(7) Includes (i) 353,204 Advisors Units held of record by PIMCO LLC and (ii) 53,790,538 Advisors Units which may be viewed to be beneficially owned by PGP, which may be deemed to be owned by PIMCO LLC because PIMCO LLC is a general partner of PGP.
(8) Includes (i) 142,480 Advisors Units held of record by PPLLC and (ii) 53,790,538 Advisors Units which may be considered to be beneficially owned by PGP and which may be deemed to be beneficially owned by PPLLC, which is a general partner of PGP.
(9) Includes the following which may be deemed to be beneficially owned by the individual as a member of PPLLC: (i) 142,480 Advisors Units held of record by PPLLC and (ii) 53,790,538 Advisors Units which may be considered to be beneficially owned by PGP, and which may be deemed to be beneficially owned by PPLLC as a general partner of PGP.
(10) Includes 68,900 Advisors Units held in the Gross Family Foundation of which the individual is director and as to which he has shared voting and disposition power, 18,000 Advisors Units held by him and his spouse, of which he has shared voting and investment power, 500 Advisors Units held by his spouse of which he has no voting or investment power, and 1,850 held by his children of which he has voting and investment power.
(11) Includes 6,000 Advisors Units held in trusts of which the individual is trustee and as to which he has sole voting and disposition power.

CHANGE IN CONTROL OF PIMCO HOLDINGS

     On November 4, 1997, the general partner of PIMCO Holdings obtained a controlling interest in PIMCO Holdings by acquiring from PIMCO Advisors a .01 percent (.01%) interest in PIMCO Holdings as a general partner of PIMCO Holdings in exchange for the payment by the general partner to PIMCO Advisors of $80,000.

     PIMCO Advisors acquired, among other things, the general partner interest in PIMCO Holdings through the acquisition of the investment advisory assets of Oppenheimer Group Inc. ("Opgroup") on November 4, 1997. As consideration for the assets acquired, the Opgroup stockholders received 2,119,608 Advisors Units, rights to acquire up to 6,900,000 additional Advisors Units (which, after December 31, 1997, became rights to acquire an equivalent number of Holdings Units) at $33-1/3 per unit upon exchange of 6% Senior Notes due December 1, 2037 of Opgroup and rights, subject to certain conditions, to require PIMCO Advisors to re-purchase some or all of these units for $25.50 per unit.

                            EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     Prior to November 1997, PIMCO Holdings did not have any employees. During such time, the officers of Oppenheimer Capital performed the management functions on behalf of PIMCO Holdings. The current executive officers of PIMCO Holdings are also executive officers of PIMCO Advisors. The compensation of the executive officers will be allocated between PIMCO Advisors and PIMCO Holdings based on the amount of services provided to each entity. The following table sets forth the cash compensation paid or allocated with respect to the three years ended December 31, 1997 for services rendered to PIMCO Advisors in all capacities by the Named Executive Officers:

                                                                                           LONG-TERM
                                                                                      COMPENSATION AWARDS
                                                                                    ------------------------
                                       ANNUAL COMPENSATION              OTHER       RESTRICTED   SECURITIES         ALL
                               -----------------------------------      ANNUAL         UNIT      UNDERLYING        OTHER
NAME AND PRINCIPAL                         SALARY         BONUS      COMPENSATION     AWARDS     OPTIONS/UAR    COMPENSATION
UNDERLYING POSITION(1)         YEAR          ($)           ($)           ($)            ($)          (#)            ($)
---------------------          ----      -----------    ----------     ---------    -----------  -----------   ---------------
William D. Cvengros.........    1997     $500,000       $1,200,000     $9,500(2)        --            --       $    3,324(3)
  Chief Executive Officer       1996      500,000          950,000      9,500(2)        --            --            3,444(3)
                                1995      500,000          800,000      4,600           --            --             --

Kenneth M. Poovey...........    1997     $225,000(4)          --         --         $756,250(5)     50,000     $1,101,202(3)(6)
  Chief Operating Officer       1996         --               --         --             --            --             --
   and General  Counsel         1995         --               --         --             --            --             --


Stephen J. Treadway.........    1997     $309,000(7)    $  500,000       --             --            --       $  303,324(3)(6)
  Executive Vice President      1996      196,730(4)       250,000       --         $562,500(5)    100,000        303,444(3)(6)
                                1995         --               --         --             --            --             --

Robert M. Fitzgerald........    1997     $234,500(7)    $  339,000       --             --          10,000     $  187,102(3)(6)
  Senior Vice President and     1996      209,500(8)       220,000       --             --            --           30,000(6)
  Chief Financial Officer       1995      175,000(4)       175,000       --             --          30,000           --

Richard M. Weil.............    1997     $234,500(7)    $  200,000       --             --          10,000     $  226,602(3)(6)
  Senior Vice President         1996      166,667(4)        91,167       --             --          22,000         75,000(6)
                                1995         --               --         --             --            --             --

_______________

(1) During fiscal year 1997, George L. Long served as the Chairman and Chief Executive and Investment Officer of Oppenheimer Capital. In such capacities, Mr. Long performed management functions on behalf of PIMCO Holdings. Mr. Long's salary for his services in such capacities in the fiscal years ended April 30, 1997, 1996 and 1995 was $350,000, $350,000 and
    $350,000, respectively, and his bonus compensation during such periods was $3,573,000, $3,825,000 and $2,000,000, respectively.
(2) Represents a bonus paid in lieu of the employer contribution to the PIMCO Advisors 401(k) Savings and Investment Plan.
(3) Includes the premiums on term life insurance and long-term disability.
(4) Mr. Treadway joined PIMCO Advisors in May 1996, and his salary reflects a partial year of service. Mr. Fitzgerald joined PIMCO Advisors in February 1995, and his 1995 salary reflects a partial year of service. Mr. Weil joined PIMCO Advisors in March 1996, and his salary reflects a partial year of service. Mr. Poovey joined PIMCO Advisors in April 1997, and his salary reflects a partial year of service.
(5) Mr. Poovey was awarded 25,000 PIMCO Advisors restricted units. These units vest over a three-year period, pay distributions quarterly and had an aggregate value of $756,250 at December 31, 1997. Mr. Treadway was awarded 25,000 Advisors Units. These units vest over a five year period, pay distributions quarterly and had an aggregate value of $562,500 at December 31, 1996.
(6) Includes amounts deferred under PIMCO Holdings' Executive Deferred Compensation Plan.
(7) The salary and bonus amounts include amounts deferred in the PIMCO Advisors 401(k) Savings and Investment Plan of $9,500 for Mr. Fitzgerald and Mr. Weil and $9,000 for Mr. Treadway for 1997.
(8) The salary and bonus amounts for Mr. Fitzgerald include amounts deferred in the PIMCO Advisors 401(k) Savings and Investment Plan of $9,500 for 1996.

     Compensation to key employees who are not executive officers may exceed the compensation paid to executive officers in any given year.

OPTION GRANTS IN FISCAL YEAR 1997

     The following table provides information concerning individual grants of options in 1997 to the Named Executive Officers.


                                                INDIVIDUAL GRANTS                  POTENTIAL REALIZABLE VALUE AT
                                  ----------------------------------------------    ASSUMED ANNUAL RATES OF UNIT
                                             PERCENT OF                                PRICE APPRECIATION FOR
                                               TOTAL                                        OPTION TERM
                                  OPTIONS     OPTIONS     EXERCISE                 ------------------------------
                                  GRANTED     GRANTED     PER UNIT    EXPIRATION
 NAME                               (#)       IN 1997       PRICE        DATE          5%                 10%
-------------------------------   -------    ----------    --------   ----------   ----------        ------------
William D. Cvengros............        --            --          --           --           --                --
Kenneth M. Poovey..............    50,000           4.8%     $21.81     4/1/2007     $685,925        $1,738,257
Steven J. Treadway.............        --            --          --           --           --                --
Robert M. Fitzgerald...........    10,000           1.0       22.87    3/14/2007      143,852           364,548
Richard M. Weil................    10,000           1.0       22.87    3/14/2007      143,852           364,548

AGGREGATED OPTION/UAR EXERCISES IN LAST
FISCAL YEAR AND FISCAL YEAR-END OPTION/UAR VALUES

     The following table provides information on option exercises in 1997 by the Named Executive Officers, and the value of unexercised options held by each Named Executive Officer at December 31, 1997.


                                                                     NUMBER OF UNITS            IN-THE-MONEY
                                       UNITS                      UNDERLYING UNEXERCISED       OPTIONS/UARS AT
                                      ACQUIRED       VALUE      OPTIONS/UARS AT-FY-END(#)         FY-END($)
                                    ON EXERCISE    REALIZED          EXERCISABLE (E)/          EXERCISABLE(E)/
NAME                                    (#)           ($)            UNEXERCISABLE(U)          UNEXERCISABLE(U)
----                                -----------    ---------    -------------------------     ------------------
William D. Cvengros..............       --            --                400,000(U)               $6,688,000(U)
Kenneth M. Poovey................       --            --                 50,000(U)                  422,200(U)
Stephen J. Treadway..............       --            --                100,000(U)                1,228,000(U)
Robert M. Fitzgerald.............       --            --                 40,000(U)                  563,400(U)
Richard M. Weil..................       --            --                 32,000(U)                  358,700(U)

COMPENSATION OF BOARD MEMBERS

     PIMCO Advisors pays members of the PIMCO Advisors Management Board who are not employees of PIMCO Holdings, PIMCO Advisors, one of the investment management group subsidiaries or Pacific Life Insurance Company a $20,000 annual retainer plus $750 per in-person meeting ($250 per conference call meeting) of the Management Board attended and for each meeting of a committee of the Management Board. Members who are employees of PIMCO Holdings, PIMCO Advisors, one of its investment management group subsidiaries or Pacific Life Insurance Company are not entitled to any additional compensation for their services as Management Board members. Pursuant to the terms of the 1998 Plan, the non-employee members of the Management Board may elect to receive restricted Holdings Units or PIMCO Advisor units in lieu of such retainer, with such restricted units valued at 91% of fair market value on the date of issuance.

COMPENSATION OF GENERAL PARTNER

     The general partners of PIMCO Holdings and PIMCO Advisors receive no compensation from PIMCO Holdings or PIMCO Advisors for services rendered to PIMCO Holdings or PIMCO Advisors as a general partner. Rather, the general partners' interests in profits and losses of PIMCO Holdings and PIMCO Advisors are based on their interest in PIMCO Holdings and PIMCO Advisors, respectively. Upon liquidation, the liquidating distributions to the general partners will be based on the number of Holdings Units and Advisors Units each holds. Each general partner is reimbursed for all direct expenses paid by it on behalf of PIMCO Advisors, for all expenses incurred by it in connection with the business and affairs of PIMCO Advisors and, in the case of a Public General Partner (as defined in the PIMCO Advisors Partnership Agreement), for all expenses (other
than taxes) of the Public General Partner.   PIMCO Holdings is a Public General
Partner and, therefore, all of its expenses (other than taxes) are paid by PIMCO Advisors.

COMPENSATION PURSUANT TO CONTRACT

     William D. Cvengros, the Chief Executive Officer of PIMCO Holdings and PIMCO Advisors and a member of the PIMCO Advisors Management Board and the Executive Committee, is party to an employment agreement with PIMCO Advisors, the term of which was extended through December 31, 1998 by the Management Board of PIMCO Advisors in January 1997. Under the agreement, Mr. Cvengros receives an annual base salary of $500,000 and a guaranteed annual bonus of $500,000.
Mr. Cvengros is also eligible to receive a discretionary bonus in the target range of $200,000 to $500,000 (which amount may be increased or decreased upon the recommendation of the Executive Committee and the approval of the PIMCO Advisors Management Board). PIMCO Advisors granted Mr. Cvengros options to purchase up to 400,000 Advisors Units under the PIMCO Advisors 1994 Unit Option Plan. In 1994, Mr. Cvengros was also granted 200,000 restricted Advisors Units which are forfeitable to PGP upon certain events of termination. If his contract is terminated without cause between December 31, 1996 and December 31, 1998, he is entitled to accrued and unpaid salary and bonus payments totaling $500,000 and immediate vesting of all of his options and restricted units.

     Kenneth M. Poovey, Chief Operating Officer of PIMCO Holdings and PIMCO Advisors, and PIMCO Advisors have agreed to a compensation arrangement, pursuant to which Mr. Poovey receives an annual base salary of $300,000. Mr. Poovey is also eligible to receive a bonus in the target range of $300,000 to $900,000.
In May 1997, PIMCO Advisors granted Mr. Poovey 25,000 restricted Advisors Units vesting over a three year period. Mr. Poovey received a second grant of 25,000 restricted Advisors Units in March 1998, which will also vest over a three year period. PIMCO Advisors granted Mr. Poovey options to purchase up to 50,000 Advisors Units, which will vest over a period of five years. PIMCO Advisors also paid Mr. Poovey a $100,000 relocation loan which will be forgiven over five years subject to certain conditions. At December 31, 1997, the loan had an outstanding balance of $100,000.

     In July 1996, PIMCO Advisors made a $250,000 relocation loan to Robert M. Fitzgerald, Senior Vice President and Chief Financial Officer of PIMCO Advisors and PIMCO Holdings. The loan bears interest at 8% per annum, and $200,000 of the principal and interest thereon will be forgiven over three years subject to continued employment. At December 31, 1997, the loan had an outstanding principal balance of $133,333.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         Compensation awards for executive officers of PIMCO Holdings are determined by the PIMCO Advisors Compensation Committee. The members of the Compensation Committee are William H. Gross, James F. McIntosh, Thomas C. Sutton and William S. Thompson. Equity-based awards for the executive officers of PIMCO Holdings are determined by the Joint Unit Incentive Committee. The Joint Unit Incentive Committee consists of the members of the PIMCO Holdings Management Board and the members of the Unit Incentive Committee of PIMCO Advisors. The members of the Unit Incentive Committee of PIMCO Advisors are Walter E. Auch Sr., Donald R. Kurtz and James F. McIntosh, each of whom were appointed to the Unit Incentive Committee of PIMCO Advisors in November 1997. None of the members of the Compensation Committee or the Unit Incentive Committee have served as an officer or otherwise been engaged as an employee of PIMCO Holdings.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, PIMCO Holdings knows of no other business that will come before the Meeting for action. If any other matter is properly presented for consideration and action at the Meeting, however, the proxies will be voted with respect to those matters in accordance with the best judgment and in the discretion of the proxy holders.

                              BY ORDER OF THE MANAGEMENT BOARD


May 15, 1998

                              Secretary

                                  APPENDIX A
                                  ----------

                           1998 UNIT INCENTIVE PLAN
                        OF PIMCO ADVISORS HOLDINGS L.P.
                            AND PIMCO ADVISORS L.P.

                           1998 UNIT INCENTIVE PLAN
            OF PIMCO ADVISORS HOLDINGS L.P. AND PIMCO ADVISORS L.P.


          PIMCO Advisors Holdings L.P., a Delaware limited partnership ("Holdings"), and PIMCO Advisors L.P., a Delaware limited partnership ("Advisors," and together with Holdings, a "Partnership," or collectively the "Partnerships") have adopted the 1998 Unit Incentive Plan (this "Plan"), effective January 1, 1998, for the benefit of the members of their Management Boards, their key employees and their consultants. This Plan amends and restates in its entirety the 1997 Unit Incentive Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P.

          Holdings' units of limited partner interest ("Holdings LP Units") are publicly owned. Holdings' only significant assets are units of general partner interest in Advisors. Advisors is an operating partnership which, directly and through its subsidiaries, engages in the investment management business. Members of the Advisors Management Board and executive officers of Advisors, and managing directors of subsidiaries of Advisors which are engaged in the investment advisory business, either own Class A units of limited partner interest in Advisors ("Advisors LP Units"), or are qualified to be admitted as limited partners of Advisors.

          Holdings wishes to further its financial success, both through its own efforts and by furthering the financial success of Advisors, and accordingly it wishes (i) to obtain and retain the services of members of its Management Board, key employees and consultants who will contribute to its growth, development and financial success, and (ii) to support Advisors in its efforts to obtain and retain the services of members of the Advisors Management Board, key employees and consultants who will contribute to the growth, development and financial success of Advisors, by offering such members, key employees and consultants the opportunity to own, or have the right to share in the appreciation of, Holdings LP Units, and, if they are Qualified Persons, Advisors LP Units.

          Advisors wishes to further its financial success, and accordingly it wishes to obtain and retain the services of members of its Management Board, key employees and consultants who will contribute to its growth, development and financial success, by offering such members, key employees and consultants the opportunity to own, or have the right to share in the appreciation of, Holdings LP Units, and, if they are Qualified Persons, Advisors LP Units.

          Holdings and Advisors wish to make tandem grants of awards under this Plan, so that any participant in this Plan who is a Qualified Person at the time of issuance of Units pursuant to an award made to such participant under this Plan may elect to receive either Holdings LP Units or Advisors LP Units, or any combination thereof.

                                   ARTICLE I
                                  DEFINITIONS

     Wherever the following terms are used in this Plan they shall have the meaning specified below:

          Advisors Board shall mean the Management Board of Advisors or any successor board established by the general partner(s) of Advisors.

          Advisors LP Units is defined in the recitals to this Plan.

          Affiliate of a Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such Person. As used in this definition of Affiliate, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          Award shall mean a Unit Option Award, a Deferred Unit Award or a Restricted Unit Award.

          Board shall mean the Holdings Board or the Advisors Board.

          Board Member shall mean a member of a Board.

          Business Entity shall mean a corporation, a business trust or association, a real estate investment trust, a common-law trust, a limited liability company or an unincorporated business, including a general or limited partnership or registered limited liability partnership.

          Change of Control shall mean the acquisition (whether by way of merger, consolidation, sale of assets, purchase of securities, or otherwise) by a pre-existing Business Entity and its Affiliates (other than Holdings and its Affiliates) of direct or indirect beneficial ownership of all or substantially all of Advisors' assets or 51% or more of Advisors' units of general partner interest or Advisors' units of partner interest, or the liquidation or dissolution of Advisors.

          Code shall mean the Internal Revenue Code of 1986, as amended.

          Commission shall mean the Securities and Exchange Commission.

          Committee is defined in Section 6.1.

          Consultant shall mean any person other than an Employee who renders services to Holdings or Advisors or any of their respective Subsidiaries.

          Deferred Compensation Plan shall mean the Executive Deferred Compensation Plan of PIMCO Advisors Holdings L.P and PIMCO Advisors L.P.

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          Deferred Unit Award shall mean an award of a right to receive Units to the extent that such right vests prior to the time the award is canceled or expires.

          Employee shall mean any person who renders services to Holdings or Advisors or any of their respective Subsidiaries in the status of an employee.

          Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

          Fair Market Value of a Unit as of a given day shall mean (i) if Holdings LP Units are listed or admitted to trading on one or more National Securities Exchanges, the last reported sales price per Holdings LP Unit on such day, or if such day is not a trading day, on the trading day immediately preceding such day, or in case no such reported sale takes place on such day, the average of the last reported bid and asked prices per Holdings LP Unit on such trading day, in either case on the principal National Securities Exchange on which Holdings LP Units are listed or admitted to trading; or (ii) if Holdings LP Units are not listed or admitted to trading on a National Securities Exchange, an amount equal to the fair market value of such Unit as of such day as determined by an independent appraiser selected and retained by the Committee.

          Holdings Board shall mean the Management Board of Holdings or any successor board established by the general partner(s) of Holdings.

          Holdings LP Units is defined in the recitals to this Plan.

          Issuer with respect to an Award shall mean the issuer of the Unit underlying the Award.

          Management shall mean the chief executive officer of Advisors or his delegate.

          National Securities Exchange shall mean (i) an exchange registered with the Commission under Section 6(a) of the Exchange Act, or (ii) the National Association of Securities Dealers Automated Quotations System.

          Non-Employee Board Member is defined in Rule 16b-3 under the Exchange Act.

          Oppenheimer Capital shall mean Oppenheimer Capital, a Delaware general partnership.

          Option Units shall mean Units subject to issuance upon exercise of a Unit Option Award.

          Participant shall mean an Employee or Consultant who has been granted an Award under this Plan.

          Partnership shall mean PIMCO Advisors Holdings L.P., a Delaware limited partnership, or PIMCO Advisors L.P., a Delaware limited partnership.

          Person shall mean an individual, Business Entity, trust, estate, custodian, nominee or any other entity in its own or any representative capacity.

          Plan shall mean the 1998 Unit Incentive Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P.

          Qualified Person is defined in the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P.

          Recapitalization shall mean any distribution of Units with respect to outstanding Units, subdivision or combination of outstanding Units, or like action.

          Restricted Unit Award shall mean an award of Units which are forfeited to the extent they have not vested at the time the award of such Units is canceled or expires.

          Securities Act shall mean the Securities Act of 1933, as amended.

          Subsidiary is defined in Regulation S-X under the Securities Act.

          Transaction shall mean a merger or consolidation to which a Partnership is a party, a sale of all or substantially all of a Partnership's assets, or an exchange of all or substantially all of the outstanding units of partner interest in a Partnership, in each case as a result of which a Partnership's units of partner interest are exchanged for or converted into cash, securities or other property ("Transaction Consideration").

          Transaction Consideration is defined in the definition of Transaction.

          Unit Option Award shall mean an award of an option to purchase Units to the extent that such option vests prior to the time the award is canceled or expires.

          Units shall mean Holdings LP Units or Advisors LP Units.

          Unitholders shall mean holders of units of partner interest in a Partnership.


                                   ARTICLE II
                  UNITS SUBJECT TO PLAN; TRANSITION PROVISIONS

     Section 2.1  Units Subject to Plan.

          (a) The total number of Units underlying Awards granted pursuant to this Plan shall be (i) the number Units underlying Awards assumed or granted pursuant to Section 2.2, plus, (ii) two percent (2%) of the outstanding Advisors GP and Advisors LP Units on January 1 of each year, beginning January 1, 1998, on a cumulative basis.

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          (b) Any Units (i) subject to issuance upon exercise of a Unit Option
Award which remain unissued when such Unit Option Award is canceled or expires,
(ii) surrendered to an Issuer in payment of all or part of the purchase price of Option Units, (iii) subject to issuance upon vesting of a Deferred Unit Award which remain unissued when such Deferred Unit Award is canceled or expires, or
(iv) delivered to an Issuer when a Restricted Unit Award is canceled or expires, shall in each case again be available for Awards.

     Section 2.2  Transition Provisions.

          (a) Upon the effectiveness of this Plan, each option outstanding under the 1993 Unit Option Plan of PIMCO Advisors L.P. ("1993 Option") shall, to the extent the holder shall have consented thereto, be replaced by a Unit Option Award. Each such Unit Option Award shall cover the same number of Units and have the same exercise price, term and vesting schedule as the 1993 Option which it replaces.

          (b) Upon the effectiveness of this Plan, each option outstanding under the 1996 Unit Incentive Plan of PIMCO Advisors L.P. ("1996 Option") shall be replaced by a Unit Option Award. Each such Unit Option Award shall cover the same number of Units and have the same exercise price, term and vesting schedule as the 1996 Option which it replaces.

          (c) Upon the effectiveness of this Plan, each option outstanding under the Oppenheimer Capital Amended and Restated Restricted Option Plan ("Opcap Option") shall be replaced by a Unit Option Award. Each such Unit Option Award shall cover the same number of Units and have the same exercise price, term and vesting schedule as the Opcap Option which it replaces.

          (d) Upon the effectiveness of this Plan, each right to receive Holdings LP Units outstanding under the Oppenheimer Capital Amended and Restated Restricted Unit Plan ("Opcap Right") shall be replaced by a Deferred Unit Award, or if the holder of such right is an Eligible Employee under the Deferred Compensation Plan and wishes to defer compensation recognized upon vesting of such right, such right shall be replaced by a Restricted Unit Award, which shall be granted to the Trustee under the Deferred Compensation Plan. Each such Award shall cover the same number of Units and have the same term and vesting schedule as the Opcap Right which it replaces.

          (e) Upon the effectiveness of this Plan and its approval by the Unitholders of Holdings, each unit appreciation right granted by Oppenheimer Capital on November 4, 1997 in connection with the acquisition by Advisors of a general partner interest in Oppenheimer Capital ("Opcap UAR") shall be replaced by a Deferred Unit Award, or if the holder of such award is an Eligible Employee under the Deferred Compensation Plan and wishes to defer compensation recognized upon vesting of such right, such right shall be replaced by a Restricted Unit Award, which shall be granted to the Trustee under the Deferred Compensation Plan. Each such Award shall cover the same number of Units and have the same term and vesting schedule as the Opcap UAR which it replaces.

                                  ARTICLE III
                       ELIGIBILITY AND GRANTING OF AWARDS

     Section 3.1  Eligibility.

          Any key Employee or Consultant shall be eligible to be a Participant..

     Section 3.2  Granting of Awards.

          (a) The Committee shall from time to time:

               (i) Determine which of the Employees and Consultants are key Employees and Consultants, and select from among the key Employees or Consultants those to whom Awards should be granted;

               (ii) Determine the Awards to be granted to each such selected Employee and Consultant; and

               (iii) Determine the terms and conditions of such Awards, consistent with this Plan.

          (b) The Committee shall not grant an Award to an Employee or Consultant except upon the recommendation of Management.


                                   ARTICLE IV
                                AWARD AGREEMENTS

     Section 4.1  Award Agreements.

          Each Award shall be evidenced by a written agreement, which shall be executed by the Participant and both Partnerships in the case of a Unit Option Award or a Deferred Unit Award, or by the Issuer of the Restricted Units in the case of a Restricted Unit Award.

     Section 4.2  Unit Option Award Agreements.

          A Unit Option Award agreement shall set forth (i) the number of Units which may be purchased by the Participant upon exercise of the option, (ii) the exercise price per Unit, (iii) the number of Units in and vesting date or other conditions for vesting of each installment of the option, and any provisions for acceleration of such vesting, (iv) whether the option, to the extent vested, may be exercised in part, (v) the terms on which the Participant may, if he is a Qualified Person at the time, elect to receive Advisors LP Units upon exercise of the option, and a provision that if such election is not timely made, the Participant will receive Holdings LP Units, (vi) the terms of payment of the exercise price, (vii) whether Units may be surrendered in payment of the exercise price, and if so, how such Units will be valued for that purpose,
(viii)

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any terms and conditions of the issuance and delivery of Units purchased by exercise of the option, including payment by the Participant of any required withholding taxes and compliance with applicable securities laws, (ix) provisions for adjusting the number of Units or changing the securities subject to such Award to reflect any Recapitalization or Transaction, (x) the expiration date or other conditions for expiration of the Award, and (xi) such other terms and conditions as the Committee shall determine, consistent with this Plan.

     Section 4.3  Deferred Unit Award Agreements.

          A Deferred Unit Award agreement shall set forth (i) the initial number of Units which shall be issued to the Participant upon vesting of the Award,
(ii) the number of Units in and vesting date or other conditions for vesting of each installment of Units, and any provisions for acceleration of such vesting,
(iii) the terms on which the Participant may, if he is a Qualified Person at the time, elect to receive Advisors LP Units upon vesting of the Award, and a provision that if such election is not timely made, the Participant will receive Holdings LP Units, (iv) provisions for adjusting the number of Units or changing the securities subject to such Award to reflect any Recapitalization or Transaction, (v) provisions for increasing the number of unvested Deferred Units as of any record date for a distribution to holders of Advisors LP Units, effective as of the date such distribution is made, by an amount equal to (A) the distribution which would have been paid on such Deferred Units had they been issued and outstanding on such record date, divided by (B) the Fair Market Value of an Advisors LP Unit on such distribution date, (vi) any terms and conditions of the issuance and delivery of vested Units, including rounding of any fractional Unit resulting from increases to reflect Unit distributions, payment by the Participant of any required withholding taxes or compliance with applicable securities laws, (vii) the expiration date or other conditions for expiration of the Award, and (viii) such other terms and conditions as the Committee shall determine, consistent with this Plan.

     Section 4.4  Restricted Unit Award Agreements.

          A Restricted Unit Award agreement shall set forth (i) the Issuer of the Units, and the designation and number of Units being issued, (ii) the number of Units in and vesting date or other conditions for vesting of each installment of Units, and any provisions for acceleration of such vesting, (iii) provisions for escrowing of Units until they vest, retention in escrow of extraordinary distribution on Units, release of Units to the Participant when they vest, and delivery of Units to the Issuer to the extent they are unvested at the time the Award is canceled or expires, (iv) any terms and conditions to the release of vested Units to the Participant, including payment by the Participant of any required withholding taxes and compliance with applicable securities laws, (v) the expiration date or other conditions for expiration of the Award, and (vi) such other terms and conditions as the Committee shall determine, consistent with this Plan.


                                   ARTICLE V
                ISSUANCE OF UNITS TO NON-EMPLOYEE BOARD MEMBERS

     A Non-Employee Board Member may elect to receive all or a portion of his annual retainer fee in the form of Units. His election must be in writing delivered to the Secretary of the

Issuer of such Units, shall apply to retainer fees payable from and after the date that the election is made, and shall be made no more than once with respect to retainer fees payable in any calendar year. Units issued in respect of a retainer fee shall be issued on the date that the retainer fee would otherwise have been paid, and shall be valued at 91% of the Fair Market Value of the Units on the date of issuance.


                                   ARTICLE VI
                                 ADMINISTRATION

     Section 6.1  The Committee.

          (a) There shall be a Committee for the Plan. The Committee shall be comprised of (i) all of the members of the Holdings Board, or two or more Non-Employee Board Members of the Holdings Board appointed by the Holdings Board, and (ii) if all of the members of the Unit Incentive Committee of the Advisors Board are Non-Employee Board Members, the members of such Committee, or if not, all of the members of the Advisors Board, or two or more Non-Employee Board Members of the Advisors Board appointed by the Advisors Board.

          (b) The Committee shall act (i) by a majority of the members of the Committee present at a meeting, which majority shall comprise (A) all of the Holdings Board Members, or if two or more of the Non-Employee Board Members of the Holdings Board are the sole representatives of Holdings on the Committee, a majority of such Non-Employee Board Members, and (B) all of the Advisors Board Members, or if two or more of the Non-Employee Board Members of the Advisors Board are the sole representatives of Advisors on the Committee, a majority of such Non-Employee Board Members, or (ii) by unanimous written consent of the members of the Committee.

          (c) The Chairperson of the Committee shall appoint a Secretary to keep the minutes of its meetings.

          (d) The Chairperson of the Committee is authorized to execute any instrument required to be executed by the Committee.

     Section 6.2  Duties and Powers of the Committee.

          (a) The Committee shall have full and exclusive discretionary power and authority to operate and administer the Plan, including without limitation exclusive discretionary power and authority:

               (i)   to administer, interpret and apply the Plan;

               (ii)  to determine eligibility for and granting of Awards;

               (iii) to determine the terms and conditions of Award agreements;

               (iv) to determine questions of vesting, cancellation or expiration of Awards;

               (v) to make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority; and

               (vi) to engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, physicians or other Persons and to rely upon the reports, advice, opinions or valuations of any such Persons.

          (b) Every finding, determination and decision made by the Committee shall be final and binding upon all parties, except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

     Section 6.3  Payment of Expenses and Indemnification.

          (a) Advisors shall pay all expenses (including reasonable attorneys' fees) reasonably incurred in the administration of the Plan.

          (b) Advisors shall indemnify and hold each Committee member, each other Person rendering services with respect to the Plan or its operation or administration, and their respective Affiliates (each, an "Indemnified Person"), harmless from all claims, liabilities and costs (including reasonable attorneys' fees) arising out of the good faith performance of their services with respect to the Plan or its operation or administration.

          (c) Advisors may obtain and provide for any Indemnified Person, at the expense of Advisors, liability insurance against liabilities imposed on such Indemnified Person by law.

     Section 6.4  Record Keeping.

          (a) The Committee shall maintain, or cause to be maintained, suitable records of (i) Awards granted to Participants and (iii) the Committee's findings, determinations and decisions.

          (b) The Committee shall not be required to maintain any records which duplicate any records maintained by the Partnerships.

     Section 6.5  Statements to Participants.

          Within sixty days after the last day of each calendar quarter, the Partnerships shall furnish to each Participant a statement setting forth the Awards granted to him, the number of Units covered by such Awards, the exercise price for any Unit Option Awards, the vesting schedule for such Awards and the extent to which such Awards have vested, and such other information as the Committee shall instruct the Partnerships to furnish to the Participants.

     Section 6.6  Inspection of Records.

          Copies of the Plan and the records of a Participant's Awards shall be open to inspection by him at the principal office of Advisors at any reasonable business hour.


                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     Section 7.1  Awards Not Transferable.

          A Participant's Awards shall be not be liable for his debts, contracts or engagements, or the debts, contracts or engagements of his successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, nor shall the Participant or his successors in interest have any rights to alienate, anticipate, commute, pledge, encumber or assign any Award in any manner whatsoever.

     Section 7.2  Amendment, Suspension or Termination of the Plan.

          This Plan may be amended, suspended or terminated at any time or from time to time by action of both Boards; provided, however, that without the approval of the Unitholders of both Partnerships, no amendment may increase the maximum number of Units subject to this Plan; provided further, that no amendment, suspension or termination of this Plan shall, without the consent of a Participant, alter or impair any rights or obligations under an Award granted to such Participant, unless the Award agreement otherwise provides.

     Section 7.3  Change of Control.

          In the event of a Change of Control, the Committee may determine that outstanding Awards should vest upon the consummation of such Change of Control, or at such time prior to such consummation as the Committee shall determine.

     Section 7.4  Approval of Plan by Unitholders.

          This Plan shall be submitted for the approval of the Holdings Unitholders and Advisors Unitholders within twelve months after the date of the initial adoption of the Plan by the Boards. Awards may be made under this Plan prior to such Unitholder approval, provided that any such Awards, except those made pursuant to Article II, shall not vest prior to approval of this Plan by such Unitholder approval.

     Section 7.5  Compliance with Laws.

          This Plan, the granting and vesting of Awards and the issuance and delivery of Units underlying Awards are subject to compliance with all applicable federal and state laws, rules and regulations and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Partnerships, be necessary or advisable in connection therewith. Any security delivered under this Plan shall be subject to such restrictions, and the Participant acquiring such securities shall, if requested by the Issuer of such securities, provide such representations to the Issuer, as the Issuer may deem necessary or desirable to assure compliance with all applicable legal requirements.

     Section 7.6  Titles.

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation of this Plan.

     Section 7.7  Governing Law.

          This Plan and any Award agreements shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to principles of conflicts of laws.

                                  CERTIFICATE


     I hereby certify that the foregoing 1998 Unit Incentive Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P. was duly adopted by the Management Board of PIMCO Advisors Holdings L.P. effective January 1, 1998, and by the Management Board of PIMCO Advisors L.P. effective January 1, 1998.

     Executed on this___ day of ____________, 1998.



                                 By________________________________
                                          Richard M. Weil
                                          Secretary

                                  APPENDIX B
                                  ----------

                     EXECUTIVE DEFERRED COMPENSATION PLAN
                        OF PIMCO ADVISORS HOLDINGS L.P.
                            AND PIMCO ADVISORS L.P.

                     EXECUTIVE DEFERRED COMPENSATION PLAN
            OF PIMCO ADVISORS HOLDINGS L.P. AND PIMCO ADVISORS L.P.


          PIMCO Advisors L.P., a Delaware limited partnership ("Advisors"), adopted the PIMCO Advisors L.P. Executive Deferred Compensation Plan (the "Advisors Plan"), effective as of December 1, 1996, for the benefit of the eligible employees of Advisors, certain of its subsidiaries, and certain of its other subsidiaries which adopted the Advisors Plan.

          The Advisors Plan was amended and restated by Advisors effective as of January 1, 1998, and as amended and restated was adopted by PIMCO Advisors Holdings L.P., a Delaware limited partnership and a general partner of Advisors, effective as of January 1, 1998.

          The Advisors Plan as so amended and restated (the "Plan") is a nonqualified deferred compensation plan pursuant to which a portion of the compensation otherwise payable to certain eligible employees will be mandatorily deferred, and pursuant to which certain eligible employees may elect to defer additional amounts of compensation. The Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.


                                   ARTICLE I
                                  DEFINITIONS

     Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below.

          1998 Unit Incentive Plan shall mean the 1998 Unit Incentive Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P.

          Adjusted with reference to a dollar figure shall mean such dollar figure as adjusted as of September 30 of each Plan Year to reflect any change in the Consumer Price Index for All Urban Consumers as published by the Bureau of Labor Statistics since January 1, 1998 or the last September 30 as of which such dollar figure was so adjusted, whichever is later. Such adjusted dollar figure shall be rounded up to the nearest one thousand dollars, but the unrounded dollar figure shall be used in the next adjustment.

          Advisors shall mean PIMCO Advisors L.P., a Delaware limited partnership.

          Advisors Management Board shall mean the Management Board of Advisors or any successor board established by the general partners of Advisors.

          Advisors Units shall mean Class A units of limited partner interest in Advisors.

          Assets shall mean cash, Units, other securities or other assets.

          Base Salary of an Employee as of a specified date shall mean such Employee's annual salary at the rate in effect on such date.

          Beneficiary of a Participant shall mean (i) a Person designated by such Participant as a Beneficiary whose designation has not been revoked, and
(ii) a former spouse of such Participant who has been given rights as a Beneficiary pursuant to a qualified domestic relations order issued in accordance with Code Section 414(p); provided, however, that if at the time of the Participant's death no Beneficiary has been designated whose designation has not been revoked, the Persons deemed to be designated by the Participant as his Beneficiaries shall be his surviving spouse, if any, or if his spouse does not survive him, his surviving children in equal shares, or if no children survive him, his heirs at law as determined under the laws of the state in which he resided on the day he died governing succession to personal property; provided, further, that if at the time of the Participant's death, a Beneficiary has been designated whose designation has not been revoked, but such Beneficiary is a person who does not survive until the Assets in the Participant's Deferral Accounts are distributed pursuant to Section 9.2(c), such Beneficiary shall be replaced as Beneficiary by his surviving spouse, if any, or if his spouse does not survive him, his surviving children in equal shares, or if no children survive him, his heirs at law as determined under the laws of the state in which he resided on the day he died governing succession to personal property.

          Benefits shall mean Assets in a Deferral Account distributed to a Participant or his Beneficiaries pursuant to Article IX.

          Bonus Compensation shall mean any Compensation other than Base Salary.

          Business Entity shall mean a corporation, a business trust or association, a real estate investment trust, a common-law trust, a limited liability company or an unincorporated business, including a general or limited partnership or registered limited liability partnership.

          Canadian Bonus Compensation of an Employee for a Plan Year shall mean Bonus Compensation for services rendered by such Employee during such Plan Year while such Employee was a resident of Canada.

          Canadian Compensation of an Employee for a Plan Year shall mean Compensation for services rendered by such Employee during such Plan Year while such Employee was a resident of Canada.

          Change of Control shall mean the acquisition (whether by way of merger, consolidation, sale of assets, purchase of securities, or otherwise) by a pre-existing Business Entity and its Affiliates (other than Holdings and its Affiliates) of direct or indirect beneficial ownership of all or substantially all of Advisors' assets or 51% or more of Advisors' units of general partner interest or Advisors' units of partner interest, or the liquidation or dissolution of Advisors.

          Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

Committee shall mean the committee established pursuant to Section 10.1.

          Compensation of an Employee for a Plan Year shall mean all compensation, including salary, bonuses, payments under profit-sharing plans, commissions and other forms of incentive compensation, for services rendered by such Employee to Advisors or its Subsidiaries during such Plan Year, whenever paid, including Deferred Compensation but excluding compensation attributable to
(i) signing or relocation bonuses, (ii) employee benefits, including principal or interest forgiven on loans to such Employee, (iii) the exercise of options on Units, the granting or vesting of, or the receipt of distributions on, Restricted Units or Deferred Units, or the receipt of Unit payments or payments in respect of Unit appreciation rights, pursuant to a Unit Incentive Plan, or
(iv) the distribution of Benefits under the Plan, including distributions from such Employee's distribution subaccounts.

          Compensation Contribution Subaccount of a Participant for a Plan Year shall mean the contribution subaccount of his Compensation Deferral Account for such Plan Year.

          Compensation Deferral Account of a Participant shall mean his individual account established in accordance with Section 5.1(a).

          Compensation Deferral Subaccounts of a Participant for a Plan Year shall mean the basic deferral subaccount, excess deferral subaccount and voluntary deferral subaccount of his Compensation Deferral Account for such Plan Year.

          Current Employee shall mean an Employee who is, at the time of reference, rendering services to Advisors or any of its Subsidiaries in the status of an employee as that term is defined in Code Section 3121(d).

          Contribution Subaccount of a Participant for a Plan Year shall mean his Compensation Contribution Subaccount or Unit Award Contribution Subaccount for such Plan Year.

          Deferral Account of a Participant shall mean his Compensation Deferral Account or his Unit Award Deferral Account.

          Deferral Schedule of a Participant for a Plan Year shall mean the schedule of mandatory deferrals, and if applicable, voluntary deferrals, of Compensation established by the Plan and such Participant for such Plan Year.

          Deferral Subaccounts of a Participant for a Plan Year shall mean his Compensation Deferral Subaccounts and Unit Award Deferral Subaccount, if any, for such Plan Year.

          Deferred Compensation shall mean Compensation deferred by a Participant pursuant to Article III.

          Deferred Units shall mean Units issued to Employees of Advisors and its Subsidiaries when they vest pursuant to an award under a Unit Incentive Plan.

          Disability of an Employee shall mean a physical, mental or emotional condition which renders the Employee unable to perform the usual and customary duties of his position with his Employer, as determined in accordance with the employment rules and policies of his Employer.

          Discount Subaccount shall mean a subaccount of a Deferral Account designated as a Discount Subaccount pursuant to Section 5.1(e) or 6.1(c).

          Disputed Activity shall have the meaning set forth in Section 8.4(d).

          Disputed Activity Notice shall have the meaning set forth in Section 8.4(d).

          Eligible Employee with respect to a Plan Year shall mean any Employee of a Participating Employer whose Estimated Compensation for such Plan Year is greater than $250,000 (as Adjusted).

          Employee shall mean any person who renders services to Advisors or any of its Subsidiaries in the status of an employee.

          Employer of a Participant, determined on any date, shall mean the Person of which the Participant is an Employee.

          Equity Holdings of an Employee, determined on any date, shall mean the aggregate Fair Market Value of all Units held directly by such Employee or in which such Employee has a pecuniary interest (to the extent of such interest), including Restricted Units, Deferred Units and Units held in his Deferral Accounts, whether or not vested. Such Employee shall be deemed to have a pecuniary interest in Units underlying options or Unit appreciation rights awarded to him pursuant to a Unit Incentive Plan, whether or not vested, equal to the dollar amount by which the Fair Market Value of such Units as of such date exceeds the exercise price or base price.

          ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          Estimated Bonus Compensation of an Employee for a Plan Year shall mean the estimated amount of total Bonus Compensation which will be paid to such Employee for services rendered by him to Advisors or any of its Subsidiaries during such Plan Year, determined in accordance with the first of the following rules which is applicable:

          (i) If the total Bonus Compensation for services rendered by such Employee to Advisors or any of its Subsidiaries during the year preceding such Plan Year (annualized if he was employed for less than the whole year) is fixed at the time of such determination, such total Bonus Compensation shall be such Employee's Estimated Bonus Compensation for such Plan Year.

          (ii) If the total Bonus Compensation for services rendered by such Employee to Advisors or any of its Subsidiaries during the year preceding such preceding year (annualized if he was employed for less than the whole year) is fixed at the time of such determination, such total Bonus Compensation shall be such Employee's Estimated Bonus Compensation for such Plan Year.

          (iii) If not determined in accordance with the preceding rules, the Estimated Bonus Compensation of such Employee for such Plan Year shall be determined by the Committee.

          Estimated Compensation of an Employee for a Plan Year shall mean (i) his Base Salary determined as of the first day of such Plan Year, or if he becomes an Employee during such Plan Year, his Base Salary determined as of the date he becomes an Employee, plus (ii) his Estimated Bonus Compensation for such Plan Year.

          Fair Market Value of a Unit shall mean the fair market value of such Unit as determined in good faith by the Committee.

          Former Employee shall mean a person who is not, at the time of reference, rendering services to Advisors or any of its Subsidiaries in the status of an employee.

          Holdings shall mean PIMCO Advisors Holdings L.P., a Delaware limited partnership.

          Holdings Management Board shall mean the Management Board of Holdings or any successor board established by the general partner of Holdings.

          Holdings Units shall mean units of limited partner interest in Holdings.

          Indemnified Person shall have the meaning set forth in Section
10.4(b).

          Investment Management Firm shall mean any division or Subsidiary of Advisors which is principally engaged in the investment advisory business.

          Investment Management Services shall mean any services which involve:
(i) the management, for a fee or other remuneration, of an investment account or fund (or a portion thereof) or a group of investment accounts or funds, or (ii) the giving of advice, for a fee or other remuneration, with respect to the investment of specific assets or funds (or a specific portion thereof) or any specific group of assets or funds; provided, however, that Investment Management Services shall not include the giving of general investment advice that is not related to an identifiable investment account or fund (or portion thereof) or group of investment accounts or funds for which the advisor receives no fee or other remuneration.

          Managed Funds shall mean, as of any date, those funds or investments with respect to which any Investment Management Firm or any Subsidiary of any Investment Management Firm is performing any Investment Management Services.

          Management Boards shall mean the Advisors Management Board and the Holdings Management Board.

          Managing Director shall mean a person who is employed by an Investment Management Firm in the capacity of, and holds the title of, Managing Director.

          Money Market Fund shall mean an open end mutual fund selected by the Trustee which invests in short-term investment grade interest-bearing securities and endeavors to maintain a share value of $1.00.

          Non-Canadian Compensation of an Employee for a Plan Year shall mean
(i) if he is not a resident of Canada at any time during such Plan Year, his Compensation for such Plan Year, or (ii) if he is a resident of Canada at any time during such Plan Year, his Compensation for such Plan Year which is not Canadian Compensation.

          Participant shall mean a person who is a Mandatory Participant or a Voluntary Participant during the current Plan Year, or who was a Mandatory Participant or a Voluntary Participant during a prior Plan Year.

          Participating Employer shall mean Advisors, any Subsidiary of Advisors which is not an Investment Management Firm, any Subsidiary of Advisors which is an Investment Management Firm and which adopts the Plan in accordance with
Section 11.4(a), and any successor Business Entity which adopts the Plan pursuant to Section 11.4(b).

          Partnership shall mean Advisors or Holdings.

          Person shall mean an individual, Business Entity, trust, estate, custodian, nominee or any other entity in its own or any representative capacity.

          Plan shall mean the Executive Deferred Compensation Plan of PIMCO Advisors Holdings L.P. and PIMCO Advisors L.P.

          Plan Year shall mean the calendar year.

          Prohibited Competition Activity shall have the meaning set forth in
Section 8.4(a).

          Prohibited Investment Management Services shall mean any Investment Management Services which compete with the Investment Management Services of any Investment Management Firm or any Subsidiary of any Investment Management Firm.

          Qualified Participant shall mean a Participant who is a partner of Advisors or who is qualified to be a partner of Advisors under the Advisors Partnership Agreement.

          Rabbi Trust shall mean that certain trust dated as of December 1, 1996 established by Advisors and the other Participating Employers as of that date for purposes of receiving payments of deferred Compensation, investing such payments pursuant to Article VII, and distributing Benefits to Participants and Beneficiaries pursuant to Article IX.

          Restricted Unit Agreement shall mean an agreement governing the vesting and forfeiture of Restricted Units.

          Restricted Units shall mean Units issued to Employees of Advisors and its Subsidiaries pursuant to a Unit Incentive Plan which are subject to forfeiture until they vest.

          Retirement of an Employee shall mean his retirement on or after his fifty-fifth birthday in accordance with the employment rules and policies established by his Employer.

          Rules of the Plan shall mean the rules adopted by the Committee pursuant to Section 10.2(a)(i), as the same may be amended or revoked from time to time.

          Subsidiary of a Person shall mean a subsidiary of such Person within the meaning of Regulation S-X under the Securities Act of 1933, as amended.

          Termination of Employment of a Participant shall occur when such Participant ceases to be employed by Advisors or any of its Subsidiaries for any reason except Retirement, Disability or death; provided, however, that a vacation, sick leave or leave of absence taken by a Participant in accordance with the employment rules and policies established by his Employer shall not constitute a Termination of Employment; provided, further, that failure of a Participant to return to work upon expiration of any vacation, sick leave or leave of absence shall constitute a Termination of Employment on such date as is determined by the employment rules and policies of his Employer.

          Trustee shall mean the trustee under the Rabbi Trust.

          Unforeseen Emergency shall have the meaning set forth in Section
8.2(c).

          Unit Award shall have the meaning set forth in Section 4.1.

          Unit Award Compensation shall have the meaning set forth in Section
4.2.

          Unit Award Contribution Subaccount of a Participant for a Plan Year shall mean the contribution subaccount of his Unit Award Deferral Account for such Plan Year.

          Unit Award Deferral Account of a Participant shall mean his individual account established in accordance with Section 6.1(a).

          Unit Award Deferral Subaccount of a Participant for a Plan Year shall mean the deferral subaccount of his Unit Award Deferral Account for such Plan Year.

          Unit Incentive Plan shall mean the 1998 Unit Incentive Plan or any similar plan for the granting of options on Units, restricted Units, Unit payments, deferred Units, Unit appreciation rights and similar awards to Employees of Advisors and its Subsidiaries.

          Units shall mean units of partner interest in a Partnership.

          Vest, when used with reference to a Participant's Deferral Accounts and subaccounts, shall mean becoming nonforfeitable except as provided in
Section 8.3.


                                   ARTICLE II
                     ELIGIBILITY FOR COMPENSATION DEFERRALS

     Section 2.1  Mandatory Participation

          (a) An Eligible Employee whose Estimated Compensation for a Plan Year is less than $1,000,000 (as Adjusted) and whose Equity Holdings determined as of the first day of such Plan Year, or if he becomes an Employee during such Plan Year, his Equity Holdings determined as of the date he becomes an Employee, are less than his Estimated Compensation, shall become a Mandatory Participant as of the first day of such Plan Year, or if later, the date on which he becomes an Employee, and shall remain a Mandatory Participant until the last day of such Plan Year.

          (b) An Eligible Employee whose Estimated Compensation for a Plan Year is equal to or greater than $1,000,000 (as Adjusted) and whose Equity Holdings determined as of the first day of such Plan Year, or if he becomes an Employee during such Plan Year, his Equity Holdings determined as of the date he becomes an Employee, are less than twice his Estimated Compensation, shall become a Mandatory Participant as of the first day of such Plan Year, or if later, the date on which he becomes an Employee, and shall remain a Mandatory Participant until the last day of such Plan Year.

          (c) A Participating Employer may, when it adopts the Plan and thereafter during the third quarter of any Plan Year, specify that any of its Employees who is elected as a Managing Director shall be a Mandatory Participant for the Plan Year in which he is elected and such number of ensuing Plan Years as shall be specified by such Participating Employer.

     Section 2.2  Voluntary Participation

          An Eligible Employee who is not a Mandatory Participant for a Plan Year may elect to participate in the Plan as a Voluntary Participant as of the first day of such Plan Year, or if later, the date on which he becomes an Employee, and shall remain a Voluntary Participant until the last day of such Plan Year.

                                  ARTICLE III
                             COMPENSATION DEFERRAL

     Section 3.1  Mandatory Deferral

          (a) Each Mandatory Participant for a Plan Year shall defer the following amount of his Compensation for such Plan Year:

               (i) 10% of his Compensation between $250,000 (as Adjusted) and $500,000 (as Adjusted); plus

               (ii) 30% of his Compensation, if any, between $500,000 (as Adjusted) and $1,000,000 (as Adjusted); plus

               (iii) 30% of his Compensation, if any, in excess of $1,000,000 (as Adjusted).

          (b) A Participating Employer may, when it adopts the Plan and thereafter during the third quarter of any Plan Year, specify percentages and amounts in excess of those set forth above, which shall be applicable to succeeding Plan Years until changed; provided, however, that mandatory deferral of Compensation in excess of $1,000,000 (as Adjusted) may not exceed 50%, and mandatory deferral of total Compensation may not exceed 40%.

          (c) No amounts shall be deferred unless the total amount deferred exceeds $1,000.

     Section 3.2  Voluntary Deferral

          (a) Each Mandatory Participant for a Plan Year may elect to defer a specified amount of his Compensation for such Plan Year exceeding the amount deferred pursuant to Section 3.1, and each Voluntary Participant for a Plan Year may elect to defer a specified amount of his Compensation for such Plan Year.

          (b) The total amount of Compensation for a Plan Year deferred by a Participant pursuant to Section 3.1 and this Section 3.2 shall not exceed the total amount of his Compensation for such Plan Year less the amount determined as of the first day of such Plan Year in accordance with Code Section 401(a)(17).

     Section 3.3  Limit on Deferral of Canadian Compensation

          The amount of a Participant's Canadian Compensation for a Plan Year that may be deferred pursuant to Sections 3.1 and 3.2 shall not exceed such Participant's Canadian Bonus Compensation for such Plan Year.

     Section 3.4  Compensation Deferral Elections

          (a) No later than two weeks after the Plan is adopted by a Participating Employer, the Committee shall provide each Employee of such Participating Employer who may be an Eligible Employee for the ensuing Plan Year with a Compensation deferral form for such Plan Year on which such Employee shall provide the information set forth in Section 3.5, including any election by such Employee, if not a Mandatory Participant, to participate in the Plan as a Voluntary Participant. Each such Employee shall complete and sign the Compensation deferral form and return it to the Committee no later than four weeks after the Plan is adopted by such Participating Employer.

          (b) In the fourth quarter of each Plan Year following the adoption of the Plan by a Participating Employer, the Committee shall provide each Employee of such Participating Employer who may be an Eligible Employee for the ensuing Plan Year with a Compensation deferral form for such Plan Year on which such Employee shall provide the information set forth in Section 3.5, including any election by such Employee, if not a Mandatory Participant, to participate in the Plan as a Voluntary Participant. Each such Employee shall complete and sign the Compensation deferral form and return it to the Committee no later than the last day of such quarter.

          (c) No later than two weeks after an Employee is first employed by a Participating Employer, if such Employee may be an Eligible Employee for the current Plan Year, the Committee shall provide such Employee with a Compensation deferral form for such Plan Year on which such Employee shall provide the information set forth in Section 3.5, including any election by such Employee, if not a Mandatory Participant, to participate in the Plan as a Voluntary Participant. Such Employee shall complete and sign the Compensation deferral form and return it to the Committee no later than four weeks following the date on which such Eligible Employee is first employed by such Participating Employer.

     Section 3.5  Contents of Compensation Deferral Form

          Each Employee shall set forth on his Compensation deferral form for a Plan Year

          (i) his consent that he and his Beneficiaries, his and their successors in interest and assigns and all Persons claiming under him or them shall be bound by the statements contained therein and by the provisions of the Plan and the Rules of the Plan as they then exist, and as they may be amended from time to time;

         (ii) the Plan Year to which the form applies;

        (iii) if applicable, his election to participate in the Plan as a Voluntary Participant;

         (iv) if applicable, the amount of his Compensation for such Plan Year that he elects to defer pursuant to Section 3.2;

          (v) the period during which his deferred Compensation for such Plan Year is to be deferred pursuant to Section 8.2(a);

         (vi) the method of distribution of Benefits from his Compensation Deferral Subaccounts and Compensation Contribution Subaccount, if any, established for such Plan Year;

        (vii) whether income from the Assets held in his Compensation
Deferral Subaccounts and Compensation Contribution Subaccount, if any, for such Plan Year shall be distributed to him, and if so, when such distributions should commence; and

       (viii) such other information as may be required for the administration of the Plan.

     Section 3.6  Deferral Procedures

          The amount of Compensation for a Plan Year deferred by a Participant shall be determined at the time of each payment of his Bonus Compensation for such Plan Year, and shall be withheld from such payment, as follows:

          (i) If the total amount of such Participant's Bonus Compensation for such Plan Year is known at the time of the first payment of his Bonus Compensation for such Plan Year, such total amount shall be added to his Base Salary for such Plan Year, and his Deferral Schedule for such Plan Year shall be applied to such amount to produce the total amount to be deferred. If his Bonus Compensation is paid in one installment, the total amount to be deferred shall be withheld from such installment. If his Bonus Compensation is paid in more than one installment, a proportionate amount of the total amount to be deferred shall be withheld from each installment.

          (ii) If the total amount of such Participant's Bonus Compensation for such Plan Year is not known at the time of the first payment of his Bonus Compensation for such Plan Year, then at the time of each payment of Bonus Compensation, his total Bonus Compensation for such Plan Year through the date of such payment shall be added to his Base Salary for such Plan Year, and his Deferral Schedule for such Plan Year shall be applied to such amount to produce the total amount to be deferred. The total amount to be deferred less the total amount already deferred for such Plan Year shall be withheld from such payment.

Examples of typical deferral calculations are attached to this Plan as Schedule
1.

     Section 3.7  Payments to Trustee

          (a) Each Participating Employer shall pay to the Trustee the Compensation deferred by Participants who are Employees of such Participating Employer, at the times and in the amounts such Compensation would have been paid to such Participants by such Participating Employer if it had not been deferred.

          (b) Upon receipt by the Trustee of a payment made by a Participating Employer pursuant to Section 3.7(a) of Compensation for a Plan Year deferred by a Participant, the Trustee shall allocate such payment to the Participant's Compensation Deferral Subaccounts for such Plan Year.

     Section 3.8  Discontinuance of Deferral

          A Participant may request a reduction or discontinuance of the deferral of his Compensation for a Plan Year pursuant to Section 3.2 on a form specified by the Committee. The reduction or discontinuance shall apply only to the portion of such Participant's Compensation for such Plan Year that has not yet been earned.


                                   ARTICLE IV
                              UNIT AWARD DEFERRAL

     Section 4.1  Eligibility for Unit Award Deferral

          An Eligible Employee who receives an award of Restricted Units under a Unit Incentive Plan ( a "Unit Award") and who is not a Participant for the Plan Year in which he receives such Unit Award may elect to participate in the Plan as a Voluntary Participant as of the date on which he receives such Unit Award, and shall remain a Voluntary Participant until the last day of such Plan Year.

     Section 4.2  Voluntary Deferral

          An Employee who receives a Unit Award during a Plan Year for which he is a Mandatory Participant or Voluntary Participant may elect to defer compensation recognized upon vesting of such Unit Award ("Unit Award Compensation").

     Section 4.3  Unit Award Deferral Elections

          No later than two weeks after an Eligible Employee receives a Unit Award, the Committee shall provide such Employee with a Unit Award deferral form for the current Plan Year on which such Employee may provide the information set forth in Section 4.4, including an election by such Employee, if not a Mandatory Participant, to participate in the Plan as a Voluntary Participant. If such Employee wishes to defer Unit Award Compensation with respect to such Unit Award, he shall complete and sign the Unit Award deferral form and return it to the Committee no later than four weeks following the date that he receives the Unit Award.

     Section 4.4  Contents of Unit Award Deferral Form

          Each Employee shall set forth on his Unit Award deferral form for a Plan Year:

          (i) his consent that he and his Beneficiaries, his and their successors in interest and assigns and all Persons claiming under him or them shall be bound by the statements contained therein and by the provisions of the Plan and the Rules of the Plan as they then exist, and as they may be amended from time to time;

         (ii) the Plan Year to which the form applies;

        (iii) if applicable, his election to participate in the Plan as a Voluntary Participant;

         (iv) the number of Units underlying his Unit Award for such Plan Year for which he elects to defer Unit Award Compensation;

          (v) the period for which his deferred Unit Award Compensation is to be deferred pursuant to Section 8.2(b);

         (vi) the method of distribution of Benefits from his Unit Award Deferral Subaccount and Unit Award Contribution Subaccount, if any, for such Plan Year;

        (vii) whether income from the Assets held in his Unit Award Deferral Subaccount and Unit Award Contribution Subaccount, if any, established for such Plan Year shall be distributed to him, and if so, when such distributions should commence; and

        (viii) such other information as may be required for the administration of the Plan.

     Section 4.5  Delivery of Units to Trustee

            (a) The issuer of Restricted Units as to which a Participant has elected to defer Unit Award Compensation shall issue and deliver such Units to the Trustee.

            (b) Upon receipt by the Trustee of Restricted Units as to which a Participant has elected to defer Unit Award Compensation, the Trustee shall allocate such Units to the Participant's Unit Award Deferral Subaccount for the Plan Year in which the Participant received the Unit Award.


                                   ARTICLE V
                         COMPENSATION DEFERRAL ACCOUNTS

     Section 5.1  Compensation Deferral Accounts

            (a) The Trustee shall establish and thereafter maintain for each Participant who defers Compensation a Compensation Deferral Account, which shall consist of the subaccounts provided for in this Section 5.1.

          (b) If a Participant is a Mandatory Participant for a Plan Year, the Trustee shall establish and thereafter maintain a basic deferral subaccount of such Participant's Compensation Deferral Account for such Plan Year. Such basic deferral subaccount shall be increased by any payments received by the Trustee for Compensation deferred by such Participant for such Plan Year pursuant to Sections 3.1(a)(i) and (ii), and by any income realized with respect to Assets held in such subaccount (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such subaccount, and by any losses realized with respect to Assets held in such subaccount (unless such losses are debited to a corresponding distribution subaccount).

          (c) If a Participant is a Mandatory Participant for a Plan Year and his Compensation for such Plan Year is equal to or greater than $1,000,000 (as Adjusted), the Trustee shall establish and thereafter maintain an excess deferral subaccount of such Participant's Compensation Deferral Account for such Plan Year. Such excess deferral subaccount shall be increased by any payments received by the Trustee for Compensation deferred by such Participant for such Plan Year pursuant to Section 3.1(a)(iii), and by any income realized with respect to Assets held in such subaccount (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such subaccount, and by any losses realized with respect to Assets held in such subaccount (unless such losses are debited to a corresponding distribution subaccount).

          (d) If a Participant elects to defer a specified amount of his Compensation for a Plan Year pursuant to Section 3.2, the Trustee shall establish and thereafter maintain a voluntary deferral subaccount of such Participant's Compensation Deferral Account for such Plan Year. Such voluntary deferral subaccount shall be increased by any payments received by the Trustee for Compensation deferred by such Participant for such Plan Year pursuant to
Section 3.2, and by any income realized with respect to Assets held in such subaccount (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such subaccount, and by any losses realized with respect to Assets held in such subaccount (unless such losses are debited to a corresponding distribution subaccount).

          (e) If (i) a Participant is a Mandatory Participant for a Plan Year, or (ii) a Participant's Equity Holdings determined as of the first day of a Plan Year, or if he becomes an Employee during such Plan Year, his Equity Holdings determined as of the date he becomes an Employee, are less than four times his Estimated Compensation, such Participant's Compensation Deferral Subaccounts for such Plan Year shall be designated as Discount Subaccounts, and the Trustee shall establish and thereafter maintain a contribution subaccount of such Participant's Compensation Deferral Account for such Plan Year. Such contribution subaccount shall be increased by any allocation of Advisors Units to such subaccount pursuant to Section 7.2, and by any income realized with respect to Assets held in such subaccount (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such subaccount, and by any losses realized with respect to Assets held in such subaccount (unless such losses are debited to a corresponding distribution subaccount).

          (f) If a Participant elects, effective at a specified time, to be paid the income realized with respect to the Assets held in his Compensation Deferral Subaccounts and Compensation Contribution Subaccount, if any, established for a Plan Year, the Trustee shall establish as of such effective time and thereafter maintain a distribution subaccount of such Participant's Compensation Deferral Account for such Plan Year; provided, however, that a Participant may not elect to be paid the income realized with respect to Assets held in a Compensation Contribution Subaccount established for a Plan Year until such subaccount has Vested in accordance with Section 8.1(a). Such distribution subaccount shall be increased by any income realized with respect to the Assets held in such Compensation Deferral Subaccounts and Compensation Contribution Subaccount, and by any income realized with respect to Assets held in such distribution subaccount, and shall be decreased by any distribution of Benefits from such distribution subaccount, by any losses realized with respect to Assets held in such Compensation Deferral Subaccounts and Compensation Contribution Subaccount, and by any losses realized with respect to Assets held in such distribution subaccount.

          (g) If a Participant is a resident of Canada at any time during a Plan Year, his Compensation Deferral Subaccounts and Compensation Contribution Subaccount, if any, established for such Plan Year shall be divided between Canadian subaccounts and Non-Canadian subaccounts. His deferred Canadian Compensation for such Plan Year shall be allocated to his Canadian Compensation Deferral Subaccounts established for such Plan Year, and his deferred Non-Canadian Compensation for such Plan Year, if any, shall be allocated to his Non-Canadian Compensation Deferral Subaccounts established for such Plan Year. Amounts allocated to his Compensation Contribution Subaccount for such Plan Year pursuant to Section 7.2 shall be further allocated to his Canadian Compensation Contribution Subaccount and Non-Canadian Compensation Contribution Subaccount for such Plan Year, in proportion to the cash in each immediately prior to the purchase of Advisors Units as provided in Section 7.2.

          (h) A Participant's Compensation Deferral Account shall be not be liable for his debts, contracts or engagements, or the debts, contracts or engagement of his Beneficiaries or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, nor shall the Participant or his Beneficiaries or successors in interest have any rights to alienate, anticipate, commute, pledge, encumber or assign any Benefits or other distributions under this Plan in any manner whatsoever, except for the Participant's right to designate a Beneficiary or Beneficiaries pursuant to Section 9.1.

          (i) As provided in Section 11.3, the rights of a Participant and his Beneficiaries in the Assets in his Compensation Deferral Account shall be no greater than the rights of an unsecured general creditor of his Employer.

                                   ARTICLE VI
                          UNIT AWARD DEFERRAL ACCOUNTS

     Section 6.1  Unit Award Deferral Accounts

          (a) The Trustee shall establish and thereafter maintain for each Participant who defers Unit Award Compensation a Unit Award Deferral Account, which shall consist of the subaccounts provided for in this Section 6.1.

          (b) If a Participant elects to defer Unit Award Compensation with respect to a Unit Award received by him during a Plan Year, the Trustee shall establish and thereafter maintain a deferral subaccount of such Participant's Unit Award Deferral Account for such Plan Year. Such deferral subaccount shall be divided into tranches corresponding to the dates on which the restrictions on the Restricted Units in such Unit Award expire under the Deferred Restricted Unit Agreement covering such Unit Award. Each tranche in such deferral subaccount shall be increased by any Units received by the Trustee with respect to such tranche pursuant to Section 4.5, and by any income realized with respect to Assets held in such tranche (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such tranche, and by any losses realized with respect to Assets held in such tranche (unless such losses are debited to a corresponding distribution subaccount).

          (c) If a Participant elects to defer Unit Award Compensation with respect to a Unit Award received by him during a Plan Year and (i) such Participant is a Mandatory Participant for such Plan Year, or (ii) such Participant's Equity Holdings determined as of the first day of such Plan Year, or if he becomes an Employee during such Plan Year, his Equity Holdings determined as of the date he becomes an Employee, are less than four times his Estimated Compensation, such Participant's Unit Award Deferral Subaccount for such Plan Year shall be designated as a Discount Subaccount, and the Trustee shall establish and thereafter maintain a contribution subaccount of such Participant's Unit Award Deferral Account for such Plan Year. Such contribution subaccount shall be divided into tranches corresponding to the dates on which the restrictions on the Restricted Units in such Unit Award expire under the Deferred Restricted Unit Agreement covering such Unit Award. Each tranche in such contribution subaccount shall be increased by any allocation of Advisors Units to such tranche pursuant to Section 7.2, and by any income realized with respect to Assets held in such tranche (unless such income is credited to a corresponding distribution subaccount), and shall be decreased by any distributions of Benefits from such tranche, and by any losses realized with respect to Assets held in such tranche (unless such losses are debited to a corresponding distribution subaccount).

          (d) If a Participant elects, effective at a specified time, to be paid the income realized with respect to the Assets held in his Unit Award Deferral Subaccount and Unit Award Contribution Subaccount, if any, established for a Plan Year, the Trustee shall establish as of such effective time and thereafter maintain a distribution subaccount of such Participant's Unit Award Deferral Account for such Plan Year; provided, however, that a Participant may not elect to be paid the income realized with respect to (i) Units held in such Unit Award Deferral

Subaccount until such Units have Vested in accordance with Section 8.1(b), or
(ii) Assets held in such Unit Award Contribution Subaccount until such subaccount has Vested in accordance with Section 8.1(a). Such distribution subaccount shall be increased by any income realized with respect to the Assets held in such Unit Award Deferral Subaccount and Unit Award Compensation Contribution Subaccount, and by any income realized with respect to Assets held in such distribution subaccount, and shall be decreased by any distribution of Benefits from such distribution subaccount, by any losses realized with respect to Assets held in such Unit Award Deferral Subaccount and Unit Award Contribution Subaccount, and by any losses realized with respect to Assets held in such distribution subaccount.

          (e) A Participant's Unit Award Deferral Account shall be not be liable for his debts, contracts or engagements, or the debts, contracts or engagements of his Beneficiaries or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, nor shall the Participant or his Beneficiaries or successors in interest have any rights to alienate, anticipate, commute, pledge, encumber or assign any Benefits or other distributions under this Plan in any manner whatsoever, except for the Participant's right to designate a Beneficiary or Beneficiaries pursuant to Section 9.1.

          (f) As provided in Section 11.3, the rights of a Participant and his Beneficiaries in the Assets in his Unit Award Deferral Account shall be no greater than the rights of an unsecured general creditor of his Employer.


                                  ARTICLE VII
                              INVESTMENT OF FUNDS

     Section 7.1  Investment in Money Market Funds

          Cash received by the Trustee with respect to a subaccount of a Participant's Deferral Accounts shall be invested in Money Market Funds until invested in Advisors Units or distributed.

     Section 7.2  Investment in Advisors Units

          (a) On the fifth trading day of each calendar month, the Trustee shall sell any Assets other than Advisors Units held in Deferral Subaccounts and Contribution Subaccounts, and shall use all of the cash held in such subaccounts after receipt of the proceeds of sale to purchase Advisors Units from Advisors. The purchase price of the Advisors Units shall be (i) 85% of Fair Market Value for Advisors Units purchased with cash from (i) Discount Subaccounts and Contribution Subaccounts of Current Employees, and (ii) 100% of Fair Market Value for Advisors Units purchased with cash from other Deferral Subaccounts and Contribution Subaccounts.

          (b) The Trustee shall aggregate all of the cash in (i) Discount Subaccounts and Contribution Subaccounts of Current Employees and (ii) other Deferral Subaccounts and Contribution Subaccounts, and shall purchase the maximum possible number of whole Advisors

Units with each such aggregate of cash. Any remaining cash shall be allocated back to such subaccounts in proportion to the cash in each such subaccount immediately prior to the purchase.

          (c) The Trustee shall allocate 85% of the Advisors Units purchased at 85% of Fair Market Value to the Discount Subaccounts and Contribution Subaccounts of Current Employees, in proportion to the cash in each such subaccount immediately prior to the purchase.

          (d) The Trustee shall allocate 15% of the Advisors Units purchased at 85% of Fair Market Value to the Contribution Subaccounts of each Current Employee in proportion to the Advisors Units allocated pursuant to Section 7.2(c) to such Participant's Discount Subaccounts and Contribution Subaccounts for the same Plan Year.

          (e) The Trustee shall allocate 100% of the Advisors Units purchased at 100% of Fair Market Value to (i) Deferral Subaccounts of Current Employees not designated as Discount Subaccounts and (ii) Deferral Subaccounts and Contribution Subaccounts of Former Employees, in proportion to the cash in each such subaccount immediately prior to the purchase.

          (f) The Trustee shall allocate fractional Units as necessary to subaccounts.

     Section 7.3  Quarterly Distributions

          Not later than thirty days after each payment of a distribution on the Advisors Units, the Trustee shall sell any Assets held in the distribution subaccounts of the Deferral Accounts, and shall distribute all of the cash held in a Participant's distribution subaccounts to him.


                                  ARTICLE VIII
                         VESTING OF ACCOUNTS; DEFERRAL
                                 Periods; Forfeiture

Section 8.1  Vesting of Accounts

          (a) A Participant's interest in a Compensation Deferral Subaccount shall Vest immediately upon deferral. A Participant's interest in a Compensation Contribution Subaccount shall vest on the earlier of (i) the first day of the sixth year following the Plan Year in which such subaccount was established (the last day of the third year following such Plan Year for a Canadian Compensation Contribution Subaccount), or (ii) his Retirement, Disability or death, or (iii) the occurrence of a Change of Control. In the event of a Participant's Termination of Employment prior to the date on which a Compensation Contribution Subaccount Vests, all of the Assets in such subaccount shall be forfeited and returned by the Trustee to Advisors.

          (b) A Participant's interest in each tranche of a Unit Award Deferral Subaccount shall Vest upon expiration of the restrictions on the Units in such tranche. A Participant's interest in each tranche of a Unit Award Contribution Subaccount shall Vest on the later of (i) the date on which the Units in the corresponding Unit Award Deferral Subaccount Vest, or (ii) the earlier of (A) the first day of the sixth year following the Plan Year in which such tranche was established, or (B) his Retirement, Disability or death, or (C) the occurrence of a Change of Control. In the event of the cancellation or expiration of the Deferred Restricted Unit Agreement covering Units allocated to a tranche prior to the date on which such Units Vest, all of the Assets in such tranche shall be forfeited and returned by the Trustee to Advisors, and in the event of a Participant's Termination of Employment prior to the date on which a tranche of a Unit Award Contribution Subaccount Vests, all of the Assets in such tranche shall be forfeited and returned by the Trustee to Advisors.

     Section 8.2  Compensation Deferral Periods

          (a) Non-Canadian Compensation for a Plan Year shall be deferred until five years following such Plan Year. A Participant may elect to defer such Compensation for such minimum period or for any whole number of years extending beyond such minimum period, or until the Participant's Retirement or Disability or for any whole number of years after the Participant's Retirement or Disability, or until the Participant's death. Canadian Compensation for a Plan Year shall be deferred for three years following such Plan Year.

          (b) Unit Award Compensation deferred with respect to a Unit Award received during a Plan Year shall be deferred until the later of (i) five years following such Plan Year or (ii) one full year after expiration of all restrictions on the Units covered by such Unit Award. A Participant may elect to defer such Unit Award Compensation for such minimum period or for any whole number of years extending beyond such minimum period, or until the Participant's Retirement or Disability or for any whole number of years after the Participant's Retirement or Disability, or until the Participant's death.

          (c) If the Committee determines that a Participant has suffered a severe financial hardship resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, the loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant (each, an "Unforeseen Emergency"), the Committee may, upon the Participant's request, but only to the extent required to mitigate the Participant's hardship, (i) reduce the deferral periods applicable to one or more Plan Years for which Compensation was deferred by the Participant or (ii) permit an early transfer of Assets from the Participant's Deferral Account to the Participant. Reduction of a deferral period or early transfer from a Participant's Deferral Account may be authorized by the Committee only to the extent that the Participant's hardship cannot be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan. Examples of what are not considered to be Unforeseen Emergencies include the desire to send a Participant's child to college or the desire to purchase a home.

     Section 8.3  Forfeiture By Reason of Prohibited Competition Activity

          If so specified by a Participating Employer when it adopts the Plan, in the event that an Employee of such Employer who was a Managing Director at the time of his Termination of Employment, Retirement or Disability engages in any Prohibited Competition Activity within five years after the Plan Year in which an excess deferral subaccount of his Compensation Deferral Account was established for him (three years in the case of a Canadian excess deferral subaccount), all Assets in such subaccount shall be forfeited and returned by the Trustee to the Managing Director's Employer.

     Section 8.4  Prohibited Competition Activity

            (a) "Prohibited Competition Activity" means any of the following activities:

                (i) Directly or indirectly (A) diverting or taking away any Managed Funds, or (B) soliciting any Person for the purpose of diverting or taking away any Managed Funds.

               (ii) Directly or indirectly performing any Prohibited Investment Management Services. In the event that a former Managing Director desires to perform Investment Management Services which he believes will not constitute Prohibited Investment Management Services, he may, prior to his commencing the performance of such Investment Management Services, request Advisors to make a determination as to whether the proposed Investment Management Services constitute Prohibited Investment Management Services. Any such request shall be made in writing and shall contain all information concerning the proposed Investment Management Services which the former Managing Director reasonably believes to be material to the determination to be made. In addition, the former Managing Director shall submit such other information as may be reasonably requested by Advisors.

              (iii) Directly or indirectly soliciting or encouraging any Employee of Advisors or any of its Subsidiaries to leave such employment or directly or indirectly employing or causing to be employed any such Employee.

          (b) For purposes of this Section 8.4, a former Managing Director shall be deemed to be indirectly engaged in an activity described in Section 8.4(a) if such activity is carried out or effected by or through another Person that is acting at the direction of, or in conjunction with, the former Managing Director, on behalf of the former Managing Director or any other Person.

          (c) No activity shall be considered to constitute Prohibited Competition Activity if the involvement of the former Managing Director in such activity has been approved, prior to the time that he becomes involved in such activity, by the Advisors Management Board. The determination by the Advisors Management Board to grant or withhold approval for a former Managing Director to be involved in any activity that would otherwise constitute Prohibited Competition Activity shall be final and shall be binding on the parties.

          (d) In the event that the Advisors Management Board determines that a former Managing Director has engaged in any activity (the "Disputed Activity") which constitutes the performance of Prohibited Competition Activity, Advisors shall give written notice (the "Disputed Activity Notice") to the former Managing Director of the Board's determination that such Disputed Activity constitutes Prohibited Competition Activity. Such Disputed Activity

Notice shall explain, in reasonable detail, the nature of the Disputed Activity and the reasons why the Advisors Management Board believes such Disputed Activity constitutes Prohibited Competition Activity. During the thirty-day period immediately following the giving of the Disputed Activity Notice, the former Managing Director shall be entitled to take such remedial action as may be necessary to cure and eliminate, in all material respects, the performance of the Disputed Activity, and any such cure or elimination effected within such thirty-day period shall cause the Disputed Activity to be deemed not to have constituted Prohibited Competition Activity.


                                   ARTICLE IX
                         DESIGNATION OF BENEFICIARIES;
                              Payment of Benefits

     Section 9.1  Designation of Beneficiaries

            (a) A Participant shall have the right at any time and from time to time to designate one or more Persons as Beneficiaries and to revoke any such designation.

            (b) Designation of a Person as a Beneficiary and revocation of any such designation shall be in writing on a form prescribed by the Committee and shall become effective upon delivery to the Secretary of Advisors.

     Section 9.2  Distribution of Assets

            (a) After the expiration of the deferral period applicable to a Plan Year for which Compensation was deferred by a Participant, the Trustee shall distribute to the Participant, if he is alive at the date of distribution, the Assets held in his Compensation Deferral Subaccounts and Compensation Contribution Subaccount, if any, for such Plan Year, less any amount required to be withheld by law, in accordance with one of the following methods, as elected by the Participant in his Compensation deferral form for such Plan Year:

               (i) the distribution of such Assets in one installment, or

              (ii) with respect to Assets which are not held in his Canadian Compensation Deferral Subaccounts or Canadian Compensation Contribution Subaccount, if any, for such Plan Year, the distribution of such Assets in two or more annual or more frequent installments (not exceeding 20 years or four installments per year), the Assets included in each such installment to be determined by dividing the total value of the Assets remaining in such subaccounts by the remaining number of installments to be paid.

          The Participant shall make an election in his Compensation deferral form for such Plan Year as to whether Assets which are not held in his Canadian Compensation Deferral Subaccounts or Canadian Compensation Contribution Subaccount, if any, for such Plan Year shall be distributed in one installment or two or more annual or more frequent installments. If the Participant elects to have such Assets distributed in two or more annual or more frequent installments, he shall specify the number and frequency of such installments at least one year before the expiration of the deferral period applicable to such Plan Year. Such specification shall be in writing on a form prescribed by the Committee and shall become effective upon delivery to the Secretary of Advisors. If the Participant fails to elect two or more annual or more frequent installments, or having so elected, fails timely to specify the number and frequency of such installments, all of such Assets shall be distributed in one installment.

          (b) After the expiration of the deferral period applicable to a Plan Year in which a Unit Award was received by a Participant, the Trustee shall distribute to the Participant, if he is alive at the date of distribution, the Assets held in his Unit Award Deferral Subaccount and Unit Award Contribution Subaccount, if any, for such Plan Year, less any amount required to be withheld by law, in accordance with one of the following methods, as elected by the Participant in his Unit Award deferral form for such Plan Year:

               (i) the distribution of such Assets in one installment, or

              (ii) the distribution of such Assets in two or more annual or more frequent installments (not exceeding 20 years or four installments per year), the Assets included in each such installment to be determined by dividing the total value of the Assets remaining in such subaccounts by the remaining number of installments to be paid.

The Participant shall make an election in his Unit Award deferral form for such Plan Year as to whether the Assets shall be distributed in one installment or two or more annual or more frequent installments. If the Participant elects to have the Assets distributed in two or more annual or more frequent installments, he shall specify the number and frequency of such installments at least one year before the expiration of the deferral period applicable to such Plan Year. Such specification shall be in writing on a form prescribed by the Committee and shall become effective upon delivery to the Secretary of Advisors. If the Participant fails to elect two or more annual or more frequent installments, or having so elected, fails timely to specify the number and frequency of such installments, all of such Assets shall be distributed in one installment.

          (c) Upon the death of a Participant, the Trustee shall distribute to the Participant's Beneficiaries all of the Assets held in his Deferral Accounts, less any amount required to be withheld by law, in one installment.

          (d) The Assets included in an installment shall be distributed to the Participant or his Beneficiaries within thirty days after the expiration of the relevant deferral period for the first installment or within thirty days after the death of the Participant, as the case may be, and within thirty days after the end of the installment period for subsequent installments, or as soon as practicable thereafter.

          (e) The Trustee shall not transfer Advisors Units to a Participant who is not Qualified or to a Beneficiary. The Trustee shall instead endeavor to exchange Advisors Units due to be transferred to such a Participant or to a Beneficiary for Holdings Units prior to the date they are to be transferred. If such Advisors Units cannot be timely exchanged, the transfer shall be delayed until they can be exchanged.

          (f) If a distribution of Benefits includes a fractional Unit, Advisors shall redeem such fractional Unit, and if a distribution of Benefits includes Units, Advisors shall redeem such whole number of Units as shall be necessary in order for the distribution to include cash in the amount required to be withheld by law. In each case, any such redemption shall be for cash at Fair Market Value, and shall be effected prior to any exchange of Advisors Units for Holdings Units.


                                   ARTICLE X
                           ADMINISTRATIVE PROVISIONS

     Section 10.1  The Committee

          (a) There shall be a Committee for the Plan. Unless otherwise provided by the Management Boards, the members of the Unit Incentive Committee of the Advisors Management Board shall be the members of the Committee, and the Chairperson of the Unit Incentive Committee shall be the Chairperson of the Committee.

          (b) The Committee shall act by a majority of its members in office, either at a meeting or by a written instrument executed by a majority of the Committee members. The Chairperson of the Committee is authorized to execute any instrument required to be executed by the Committee.

          (c) The Chairperson of the Committee shall appoint a Secretary to keep the minutes of its meetings.

     Section 10.2  Duties and Powers of the Committee

             (a) The Committee shall be the named fiduciary of the Plan, and shall have full and exclusive discretionary power and authority to operate and administer the Plan in accordance with the Plan and ERISA, including without limitation exclusive discretionary power and authority:

                 (i) to adopt Rules of the Plan that are not inconsistent with the Plan or applicable law and to amend or revoke any such Rules;

                (ii) to construe the Plan and the Rules of the Plan;

               (iii) to determine questions of eligibility, deferral, Vesting and forfeiture;

                (iv) to determine entitlement to Benefits;

                 (v) to make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority;

                (vi) to engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, physicians or other Persons and to rely upon the reports, advice, opinions or valuations of any such Persons;

               (vii) to appoint claims officials and review officials to conduct the procedures described in Section 10.10; and

              (viii) to delegate any such discretionary power or authority to the Trustee, executive officers or a committee of executive officers of Advisors, or any other Person.

          (b) Every finding, determination and decision made by the Committee shall be final and binding upon all parties, except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

     Section 10.3  Standards of Interpretation and Administration

          The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

     Section 10.4  Payment of Expenses and Indemnification

          (a) Advisors shall pay all expenses (including reasonable attorneys' fees) reasonably incurred in the administration of the Plan.

          (b) Advisors shall indemnify and hold each Committee member, each other Person rendering services with respect to the Plan or its operation or administration, and their respective Affiliates (each, an "Indemnified Person"), harmless from all claims, liabilities and costs (including reasonable attorneys' fees) arising out of the good faith performance of their services with respect to the Plan or its operation or administration.

          (c) Advisors may obtain and provide for any Indemnified Person, at the expense of Advisors, liability insurance against liabilities imposed on such Indemnified Person by law.

     Section 10.5  Record Keeping

          (a) The Committee shall maintain, or cause to be maintained, suitable records of (i) each Participating Employer and the date as of which it adopted the Plan; (ii) each Participant's Deferral Accounts and subaccounts; and (iii) the Committee's findings, determinations and decisions.

          (b) The Committee shall not be required to maintain any records which duplicate any records maintained by the Participating Employers.

     Section 10.6  Statements to Participants

          Within sixty days after the last day of each calendar quarter of the Plan Year, the Trustee shall furnish to each Participant a statement setting forth the Assets held in, and the value of, his Deferral Accounts and each of his subaccounts, and such other information as the Committee shall instruct the Trustee to furnish to the Participants.

     Section 10.7  Inspection of Records

          Copies of the Plan and the records of a Participant's Deferral Accounts and subaccounts shall be open to inspection by him or his duly authorized representatives at the principal office of Advisors at any reasonable business hour.

     Section 10.8  Identification of Fiduciaries

          The Committee as named fiduciary of the Plan, the Trustee, the Management Boards, the Participating Employers, and every other Person which exercises any discretionary authority or discretionary control respecting the Plan or which has any discretionary authority or discretionary responsibility in the administration of the Plan, including any Person designated by the Committee to carry out fiduciary responsibilities under the Plan, shall be a fiduciary of the Plan and as such shall be subject to the provisions of ERISA and other applicable laws governing fiduciaries.

     Section 10.9  Procedures for Allocation of Administrative Responsibilities

          (a) Administrative responsibilities under the Plan shall be allocated as follows:

          (i) the sole responsibilities allocated to the Committee, the Trustee, the Management Boards, any Participating Employer and any other Person shall be those expressly provided in the Plan; and

          (ii) all administrative responsibilities not expressly allocated to the Trustee, the Management Boards, the Participating Employers are allocated to the Committee, and may be delegated as provided in Section 10.2.

          (b) Administrative responsibilities under the Plan may be reallocated among the Plan fiduciaries by amending the Plan in the manner prescribed in
Section 11.8, followed by the fiduciaries' acceptance of, or operation under, such amended Plan.

     Section 10.10  Claims Procedures

          (a) The Committee shall endeavor to ensure that there are at all times a claims official and a review official who have been appointed by the Committee and agreed to serve in their respective capacities.

          (b) Any claim by a Participant, Beneficiary or other Person concerning a Deferral Account, Benefits or other distribution under the Plan, other than a claim arising under Section 8.3 or 8.4, shall be presented to the claims official.

          (c) The claims official shall, within a reasonable time, consider the claim and issue his determination thereon in writing.

          (d) If the claim is granted is whole or in part, appropriate action shall be taken by the Plan fiduciaries to satisfy the claim as granted.

          (e) If the claim is denied in whole or in part, the claims official shall, within 90 days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant:

               (i)   the specific reason or reasons for such denial;

               (ii) specific reference to pertinent provisions of the Plan or the Rules of the Plan on which the denial is based;

               (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

               (iv)  an explanation of the Plan's claims review procedures.

          (f) The Committee shall provide each claimant with a reasonable opportunity to appeal the claims official's denial of a claim to the review official. The claimant or his duly authorized representative:

               (i) may request a review by written application to the review official;

               (ii) may review pertinent documents; and

               (iii)  may submit issues and comments in writing.

          (g) The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the claim and to other attendant circumstances, but in no event less than sixty days after receipt by the claimant of written notice of denial of his claim.

          (h) The decision by the review official upon review of a claim shall be made not later than sixty days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but in no event more than 120 days after receipt of such request for review.

          (i) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent provisions of the Plan and the Rules of the Plan on which the decision is based.

          (j) In considering claims under this claims procedure, the claims official and the review official shall have fiduciary and discretionary authority to make findings of fact and to construe the terms of the Plan and the Rules of the Plan, and the determination of the claims official (if no review is properly requested) or the decision of the review official (on review, if review has been properly requested) shall be final and binding on all parties unless held by a court of competent jurisdiction to constitute an abuse of discretion.

     Section 10.11  Conflicting Claims

          If the Committee is confronted with conflicting claims concerning a Deferral Account, the Committee may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Committee shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Committee in such proceeding shall be paid from such Deferral Account.

     Section 10.12  Service of Process

          The Secretary of Advisors is hereby designated as agent of the Plan for the service of legal process.


                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

     Section 11.1  Termination of the Plan

          (a) While the Plan is intended as a permanent program, the Management Boards shall have the right at any time to declare the Plan terminated as to all Participating Employers or as to any Participating Employer; provided, however, that no such termination shall decrease the interest of any Participant or any of his Beneficiaries in the Participant's Deferral Accounts.

          (b) In the event of any termination of the Plan, the Trustee shall continue to maintain the Participants' Deferral Accounts, and distributions of Benefits from such Deferral Accounts shall continue to be made in accordance with Article IX.

     Section 11.2  Limitation on Rights of Employees

          The Plan is strictly a voluntary undertaking on the part of the Participating Employers and shall not constitute a contract between a Participating Employer and any

Employee with respect to, or consideration for, or an inducement or condition of, the employment of such Employee. Nothing contained in the Plan shall give any Employee the right to be retained in the service of his Employer or to interfere with or restrict the rights of the Participating Employers, which are hereby expressly reserved, to discharge or retire any Employee at any time without notice and with or without cause.

     Section 11.3  Unfunded Obligations of the Participating Employers

          The obligations of the Participating Employers under the Plan shall be unfunded and unsecured, and nothing contained in the Plan shall be construed as providing for Assets of the Rabbi Trust to be segregated from the assets of Participating Employers for the benefit of any Participant or Beneficiary. To the extent that a Participant or Beneficiary has the right to receive Benefits, such right shall be no greater than the right of an unsecured general creditor of such Participant's Employer to be paid from the Assets in the Participant's Deferral Accounts. The Plan is intended to be "unfunded" for purposes of the Code and Title I of ERISA.

     Section 11.4  Adoption of Plan by Other Employers: Consolidation or Merger

          (a) An Investment Management Firm which is not a Participating Employer may, not less than six weeks before the end of a Plan Year (or such shorter period as may be determined by the Committee) and with the consent of the Management Boards, adopt the Plan effective as of the first day of the following Plan Year.

          (b) In the event of the consolidation or merger of a Participating Employer with or into any other Business Entity, or the sale by a Participating Employer of all or substantially all of its assets to another Business Entity, the successor Business Entity may, with the consent of the Management Boards, continue to participate in the Plan by adopting the Plan. If within 90 days from the effective date of such consolidation, merger or sale of assets, such successor Business Entity does not adopt the Plan, the Plan shall be terminated in accordance with Section 11.1 as to such Participating Employer.

     Section 11.5  Certain Transactions

          (a) If the outstanding Advisors Units are converted into or exchanged for securities of another Business Entity or cash, the Trustee shall be authorized to take such actions as the Committee may find to be appropriate and equitable to cause the Advisors Units held in the Rabbi Trust to be converted into or exchanged for such securities or cash. If the Advisors Units are converted into or exchanged for such securities, all references in the Plan to Advisors Units shall be deemed to be references to such securities. If the Advisors Units are exchanged for cash, the Trustee shall invest such cash in such securities as shall be recommended from time to time by the Committee.

          (b) If the outstanding Holdings Units are converted into or exchanged for securities of another Business Entity, all references in this Plan to Holdings Units shall be deemed to be references to such securities. If the outstanding Holdings Units are exchanged for cash, the Trustee shall be authorized to take such actions as the Committee may find to be appropriate and equitable to cause the Advisors Units held in the Rabbi Trust to be exchanged for Holdings Units, and to cause such Holdings Units to be exchanged for cash, and the Trustee shall invest such cash in such securities as shall be recommended from time to time by the Committee.

     Section 11.6  Errors and Misstatements

          In the event of any clerical error or any misstatement or omission of fact by a Participant which results in the distribution of Benefits in an incorrect amount, the Committee shall upon discovery of the facts promptly cause the amount of future distributions of Benefits to be corrected. The Trustee shall, as appropriate, distribute any underpayment to the Participant or his Beneficiaries in a lump sum. The Trustee may, as appropriate, recoup any overpayment from future distributions of Benefits to the Participant or his Beneficiaries in such amounts as the Committee shall direct or proceed against the Participant or his Beneficiaries for recovery of such overpayment.

     Section 11.7  Payment on Behalf of Beneficiary

     In the event any Benefits would be distributed under the Plan to a Beneficiary who is a minor, or a person who is considered by the Committee, by reason of his physical, mental or emotional condition, to be unable to give a valid receipt therefor, the Committee may direct that such Benefits be distributed to any Person found by the Committee to have assumed the care of such minor or other person. Any distribution made pursuant to such direction shall constitute a full release and discharge of the Committee and the other Plan fiduciaries.

     Section 11.8  Amendment of Plan

          The Management Boards shall have exclusive power and authority to adopt amendments to the Plan from time to time, including retroactive amendments necessary to conform to the provisions and requirements of ERISA or the Code or the regulations thereunder; provided, however, that no such amendment shall be operative to the extent it adversely affects the rights of a Participant or his Beneficiaries in the Assets in such Participant's Deferral Accounts as of the effective date of such Amendment.

     Section 11.9  Governing Law

          The Plan shall be construed and administered under, and governed in all respects by, applicable federal laws and, where state law is applicable, the laws of the State of California, without regard to principles of conflict of laws.

     Section 11.10  Pronouns and Plurality

          The masculine shall include the feminine, and where the context so indicates, the singular shall include the plural.

     Section 11.11  Titles

          Titles are provided herein for convenience only and shall not serve as a basis for interpretation or construction of the Plan.

     Section 11.12  References

          References to a statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed statute, regulation or document.


          Executed at Newport Beach, California.

                              PIMCO Advisors L.P.

                              By:
                                 -----------------------

                              Name:
                                   ---------------------

                              Title:
                                    --------------------


                              PIMCO Advisors Holdings L.P.

                              By:
                                 -----------------------

                              Name:
                                   ---------------------

                              Title:
                                    --------------------

                                  SCHEDULE 1
                               DEFERRAL EXAMPLES


Example One.  Employee receiving Bonus Compensation in two equal payments.

          Assume a Mandatory Participant with Base Salary of $150,000 and Bonus Compensation for the Plan Year of $370,000, which is paid in two equal installments. The amount to be deferred from such Compensation for such Plan Year would be $31,000 (10% of $250,000, plus 30% of $20,000). Accordingly,
$15,500 would be deferred from each payment of Bonus Compensation.

Example Two. Employee receiving Bonus Compensation in three unequal payments.

          Assume a Mandatory Participant with Base Salary of $250,000 and Bonus Compensation for the Plan Year of $2,750,000, paid as follows: $500,000 in June, $750,000 in October, and $1,500,000 in December: further assume that the Participant's Employer has prescribed 40% as the percentage deferral for Compensation over $1,000,000. The amount to be deferred from such Compensation for such Plan Year would be $975,000 (10% of $250,000, plus 30% of $500,000, plus 40% of $2,000,000). Accordingly, 35.45% ($975,000 divided by $2,750,000) of each payment of Bonus Compensation would be deferred, or $177,273 from the first payment, $265,909 from the second payment, and $531,818 from the third payment.

Example Three.  Employee receiving quarterly commission payments.

          Assume a Participant with Base Salary of $80,000, who receives commission payments for the Plan Year of $100,000 in April, $100,000 in July, $50,000 in October and $100,000 in the following January. From the first commission payment, no amount would be deferred. From the second payment $3,000 would be deferred (10% of $30,000). From the third payment $5,000 would be deferred (10% of $80,000, less $3,000 already deferred). From the fourth payment, $10,000 would be deferred (10% of $180,000, less $8,000 already deferred).

                                  APPENDIX C
                                  ----------

                             AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                        OF PIMCO ADVISORS HOLDINGS L.P.

                             AMENDED AND RESTATED

                       AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

                         PIMCO ADVISORS HOLDINGS L.P.

                               TABLE OF CONTENTS


ARTICLE I         DEFINITIONS.....................................    1

ARTICLE II        THE PARTNERSHIP AND THE PARTNERS................   11

     Section 2.1  Continuation of the Partnership.................   11
     Section 2.2  Name............................................   11
     Section 2.3  Names and Addresses of the Partners.............   11
     Section 2.4  Principal Office, Registered Agent and
                  Registered Office...............................   11
     Section 2.5  Term............................................   12

ARTICLE III       PURPOSE AND POWERS..............................   12

     Section 3.1  Purpose.........................................   12
     Section 3.2  Powers..........................................   12

ARTICLE IV        UNITS AND OTHER PARTNERSHIP SECURITIES..........   12

     Section 4.1  Classification and Conversion of Units..........   12
     Section 4.2  New Classes or Series of Units or Other
                  Securities......................................   13
     Section 4.3  Issuance of Units and Other Securities..........   14
     Section 4.4  No Preemptive Rights............................   14
     Section 4.5  Recapitalizations...............................   14

ARTICLE V         CERTIFICATES FOR UNITS..........................   15

     Section 5.1  Issuance of Certificates........................   15
     Section 5.2  Lost, Stolen, Destroyed or Mutilated
                  Certificates....................................   15
     Section 5.3  Registered Owner................................   16

ARTICLE VI        TRANSFER OF UNITS...............................   17

     Section 6.1  Transfer........................................   17
     Section 6.2  Transfer of GP Units............................   17
     Section 6.3  Transfer of LP Units............................   17
     Section 6.4  Additional Restrictions on Transfers............   17

ARTICLE VII       CAPITAL ACCOUNTS................................   17

     Section 7.1  Capital Accounts................................   17
     Section 7.2  Adjustments Affecting Net Income or Net Loss....   18
     Section 7.3  Adjustments for Transfers.......................   18
     Section 7.4  Adjustments for Contributions or Redemptions....   19

     Section 7.5   Adjustments for Distributions in Kind...........   19

ARTICLE VIII       DISTRIBUTIONS AND ALLOCATIONS...................   19

     Section 8.1   Cash Distributions..............................   19
     Section 8.2   General Rules with Respect to Distributions.....   19
     Section 8.3   Allocations of Net Income and Net Loss..........   20
     Section 8.4   Special Provisions Governing Capital Account
                   Allocations.....................................   21
     Section 8.5   Special Provisions Governing Tax Allocations....   23
     Section 8.6   Allocations Upon Dissolution....................   23
     Section 8.7   Changes in Allocation Methods...................   24

ARTICLE IX         ACCOUNTING AND TAX MATTERS......................   24

     Section 9.1   Books and Records...............................   24
     Section 9.2   Fiscal Year.....................................   24
     Section 9.3   Taxable Year....................................   24
     Section 9.4   Preparation of Tax Returns......................   24
     Section 9.5   Tax Elections...................................   25
     Section 9.6   Other Tax Matters...............................   25
     Section 9.7   Withholding.....................................   26
     Section 9.8   Tax Controversies...............................   26
     Section 9.9   Tax Opinions....................................   26

ARTICLE X          CONCERNING THE GENERAL PARTNERS.................   26

     Section 10.1  Management of Partnership Business..............   26
     Section 10.2  Delegation......................................   27
     Section 10.3  Reimbursement of the General Partners...........   28
     Section 10.4  Outside Activities..............................   28
     Section 10.5  Certain Transactions Involving the General
                   Partners or Their Affiliates....................   29
     Section 10.6  Amendments of the Advisors Partnership
                   Agreement.......................................   30
     Section 10.7  Conflicts of Interest...........................   30
     Section 10.8  Notice of Event of Withdrawal...................   30

ARTICLE XI         CONCERNING THE LIMITED PARTNERS.................   31

     Section 11.1  Participation in Control of Partnership
                   Business........................................   31
     Section 11.2  Reports.........................................   31
     Section 11.3  Access and Confidentiality......................   31

ARTICLE XII        ADMISSION OF PARTNERS...........................   32

     Section 12.1  Admission of General Partners...................   32

     Section 12.2   Admission of Persons Other Than Underwriters
             and Their Transferees as Limited Partners................ 33
     Section 12.3   Admission of Underwriters and Their Transferees
                    as Limited Partners............................... 33
     Section 12.4   Further Conditions to Admission of Limited
                    Partners.......................................... 34
     Section 12.5   Assignees......................................... 34

ARTICLE XIII        WITHDRAWAL OR REMOVAL OF PARTNERS................. 34

     Section 13.1   Withdrawal or Removal of General Partners......... 34
     Section 13.2   Interest of Departing General Partner............. 35
     Section 13.3   Business May Be Carried On After Event of
                    Withdrawal........................................ 36
     Section 13.4   No Withdrawal of Limited Partners................. 36

ARTICLE XIV         PARTNERSHIP MEETINGS; AMENDMENTS; MERGERS
                    AND CONSOLIDATIONS................................ 36

     Section 14.1   Partnership Meetings.............................. 36
     Section 14.2   Record Date....................................... 37
     Section 14.3   Notice of Meeting................................. 37
     Section 14.4   Adjournment....................................... 37
     Section 14.5   Waiver of Notice; Consent to Meeting; Approval
                    of Minutes........................................ 37
     Section 14.6   Quorum and Required Vote.......................... 38
     Section 14.7   Conduct of Meeting................................ 38
     Section 14.8   Action Without a Meeting.......................... 39
     Section 14.9   Voting and Approval Rights........................ 40
     Section 14.10  Amendments to Be Adopted Solely by the General
                    Partners.......................................... 40
     Section 14.11  Amendment Procedures.............................. 41
     Section 14.12  Mergers and Consolidations........................ 41

ARTICLE XV          INDEMNIFICATION AND RELATED MATTERS............... 42

     Section 15.1   Indemnification................................... 42
     Section 15.2   Indemnification Agreements........................ 42
     Section 15.3   Indemnification Procedures........................ 43
     Section 15.4   Insurance......................................... 44
     Section 15.5   Source of Payment................................. 44
     Section 15.6   Scope of Indemnification.......................... 44
     Section 15.7   Effect of Amendments.............................. 44
     Section 15.8   Limitations on Liability of Indemnitees........... 45

ARTICLE XVI         RESTRUCTURING..................................... 46

     Section 16.1   Power of General Partners to Effect a
                    Restructuring..................................... 46
     Section 16.2   Consent to Actions Taken in Connection with
                    Restructuring..................................... 47

ARTICLE XVII        DISSOLUTION AND LIQUIDATION....................... 47


     Section 17.1   Dissolution.....................................   47
     Section 17.2   Reconstitution..................................   48
     Section 17.3   Liquidator; Liquidation and Distribution........   48
     Section 17.4   Reports Following Termination...................   49

ARTICLE XVIII       GENERAL PROVISIONS..............................   50

     Section 18.1   Addresses and Notices...........................   50
     Section 18.2   Titles and Captions.............................   50
     Section 18.3   Pronouns and Plurals............................   50
     Section 18.4   Further Action..................................   50
     Section 18.5   Binding Effect..................................   50
     Section 18.6   Integration.....................................   50
     Section 18.7   Creditors.......................................   51
     Section 18.8   Waiver..........................................   51
     Section 18.9   Counterparts....................................   51
     Section 18.10  Applicable Law..................................   51
     Section 18.11  Invalidity of Provisions........................   51
     Section 18.12  Amendment or Adoption of Agreement by Way of
                    Merger..........................................   52

                               TABLE OF EXHIBITS

Exhibit A    Certificate for LP Units

Exhibit B    Admission Application

                             AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                         PIMCO ADVISORS HOLDINGS L.P.


     This Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P. (this "Agreement"), which is dated and shall be effective as of 12:00 midnight Pacific Standard Time on April 1, 1998 (the "Effective Time"), is by and among PIMCO Partners, G.P., a California general partnership, all Persons which are Limited Partners as of the Effective Time, and all Persons which become Limited Partners after the Effective Time. Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in this Agreement.

     This Agreement amends and completely restates that certain Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P. dated as of March 14, 1991, as amended on November 4, 1997, December 1, 1997 and December 31, 1997.

     In consideration of the covenants, conditions and agreements contained herein, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     The terms defined in this Article I shall, for the purposes of this Agreement, have the meanings set forth herein.

          Adjusted Property shall mean a Partnership Asset the Carrying Value of which has been adjusted pursuant to Section 7.4.

          Admission Application shall mean a written application executed and delivered to the Partnership by a Person which proposes to make a Contribution to the Partnership and receive LP Units in exchange for such Contribution, by which such Person requests admission as a Limited Partner, requests that the books and records of the Partnership reflect such admission, and agrees to comply with and be bound by this Agreement. Except as otherwise determined by the General Partners, such Admission Application shall be in substantially the form of Exhibit B attached to this Agreement.

          Adverse Partnership Tax Event shall mean (i) the Partnership being treated as an association taxable as a corporation or being reconstituted as a corporation, or (ii) the occurrence of an event which would have caused one of the foregoing to occur but for the occurrence of a Restructuring.

          Advisors shall mean PIMCO Advisors L.P., a Delaware limited partnership.

          Advisors Distributions with respect to a fiscal quarter shall mean the distributions declared by Advisors with respect to such fiscal quarter on the Advisors Units held by the Partnership.

          Advisors Partnership Agreement shall mean the Amended and Restated Agreement of Limited Partnership of Advisors, as it may be amended, supplemented or restated from time to time.

          Advisors Unit shall mean a unit of partnership interest in Advisors.

          Affiliate of a Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such Person. As used in this definition of Affiliate, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          Agreement shall mean this Amended and Restated Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

          Approved by the Partners shall mean, with respect to a meeting of Partners, approved by Partners holding a majority of the outstanding Units present at such meeting in person or by proxy and entitled to vote, voting as a single class, and with respect to an action of Partners without a meeting, approved by Partners holding a majority of the outstanding Units entitled to vote, voting as a single class.

          Assignee is defined in Section 12.5(a).

          Assignment Event shall mean an event which would cause the assignment (within the meaning of the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended) of advisory contracts representing more than 15% of the assets under management by Advisors and its Subsidiaries.

          Assignment Opinion shall mean an Opinion of Counsel to the effect that a specified event is not an Assignment Event, or that based upon the consents which have been obtained from clients, such event would not result in the termination of advisory contracts representing more than 15% of the assets under management by Advisors and its Subsidiaries.

          Associate of a Person shall mean any person who is a stockholder, partner, member, director, manager, trustee, member of any Delegate or other board or committee, officer, employee, agent or fiduciary of such Person.

          Book-Tax Disparities shall mean the differences between a Unitholder's Capital Account balance, as maintained pursuant to Article VII, and such balance had the Capital

Account been maintained strictly in accordance with tax accounting principles (such disparities reflecting the differences between the Carrying Value of either Contributed Property or Adjusted Property, as adjusted from time to time, and the adjusted basis thereof for federal income tax purposes).

          Business Day shall mean any day other than a Saturday, Sunday or legal holiday recognized or declared as such by the Government of the United States or the State of New York.

          Business Entity shall mean a corporation, a business trust or association, a real estate investment trust, a common-law trust, a limited liability company or an unincorporated business, including a general or limited partnership or registered limited liability partnership.

          Capital Account shall mean a capital account established and maintained pursuant to Article VII.

          Carrying Value shall mean (i) with respect to Contributed Property, the fair market value of such Contributed Property at the time of contribution as determined by the General Partners, reduced (but not below zero) by all amortization, depreciation and cost recovery deductions taken into account in determining Net Income or Net Loss pursuant to Section 7.2 with respect to such Contributed Property, and (ii) with respect to any other Partnership Asset, the adjusted basis of such Partnership Asset for federal income tax purposes, as of the time of determination. The Carrying Value of any Partnership Asset may be adjusted from time to time in accordance with Sections 7.4 and 7.5, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions, acquisitions or improvements of Partnership Assets, in a manner consistent with federal income tax principles.

          Certificate shall mean a certificate of Partnership Interest issued by the Partnership, evidencing ownership of one or more Units, such certificate to be in such form or forms as may be adopted by the General Partners, and which, in the case of LP Units, shall initially be in substantially the form of Exhibit A attached to this Agreement.

          Certificate of Cancellation shall mean a certificate of cancellation within the meaning of Section 17-203 of the Delaware Act.

          Certificate of Limited Partnership shall mean the Certificate of Limited Partnership of the Partnership, and any and all amendments thereto and restatements thereof, filed as required under the Delaware Act.

          Code shall mean the Internal Revenue Code of 1986, as in effect from time to time, and applicable rules and regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

          Commission shall mean the Securities and Exchange Commission.

          Contributed Property shall mean any Contribution other than cash.

          Contribution shall mean any cash, property, services rendered or a promissory note or other obligation to contribute cash or property or to perform services, which a Partner contributes to the Partnership in its capacity as a Partner.

          Contributor is defined in Section 12.2(a).

          Delaware Act shall mean the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such Act.

          Defense Notice is defined in Section 15.3.

          Delegate is defined in Section 10.2.

          Departing General Partner shall mean the Person which, as of the effective date of any withdrawal or removal of a General Partner pursuant to
Section 13.1, has as of such date so withdrawn or been removed as a General Partner.

          Distributable Cash for a fiscal quarter shall mean cash equal to the Advisors Distributions for such fiscal quarter less the amount, if any, required for taxes, for unreimbursed expenses, as reserves, or otherwise in the business of the Partnership, as determined by the General Partners.

          Effective Time is defined in the preamble to this Agreement.

          Equity Security shall mean a share of capital stock, a partnership or limited liability company interest, or other equity interest, or any security convertible or exchangeable, with or without consideration, into any such security or interest, or carrying any warrant, option or right to subscribe to or purchase any such security or interest or any such convertible or exchangeable security, or any such warrant, option or right.

          Event of Withdrawal with respect to a General Partner shall mean (i) its withdrawal as a General Partner pursuant to Section 13.1; (ii) its withdrawal as a General Partner in violation of this Agreement; (iii) its removal as a General Partner pursuant to Section 13.1; (iv) an Insolvency Event with respect to such General Partner; or (v) a Termination Event with respect to such General Partner.

          Exchange Act shall mean the Securities Exchange Act of 1934, as amended, and any successor to such statute.

          Expenses is defined in Section 15.1.

          Former General Partner shall mean (i) Oppenheimer Financial Corp., a Delaware corporation, or (ii) any other Person which has withdrawn or been removed as, or otherwise ceased to be, a General Partner.

          General Partner shall mean (i) PIMCO Partners GP in its capacity as a general partner of the Partnership, or (ii) any other Person which has been admitted as a successor or additional general partner of the Partnership pursuant to this Agreement, in each case so long as such Person has not withdrawn or been removed as, or otherwise ceased to be, a general partner of the Partnership. References in this Agreement to the "General Partners" shall be deemed to be references to the "General Partner" if there is only one General Partner.

          GP Unit shall mean a Unit representing a portion or all of a General Partner's Partnership Interest, and shall include all Units acquired by a General Partner at or after the Effective Time, whether by contribution, conversion or Transfer, which are designated as GP Units.

          Indebtedness shall mean with respect to any Person, (i) any liability, contingent or otherwise, of such Person (A) for borrowed money (whether or not recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (B) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, (C) for any letter of credit or performance bond in favor of such Person, or (D) for the payment of money relating to a capitalized lease obligation; (ii) any liability of any other Person of the kind described in the preceding clause (i), which such Person has guaranteed or which is otherwise its legal liability, contingent or otherwise; (iii) any obligation secured by a lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (iv) all other items, which in accordance with generally accepted accounting principles, would be included as a liability on the balance sheet of such Person on the date of determination; and
(v) any and all deferrals, renewals, extensions or refinancing of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii) or (iv).

          Indemnitee shall mean any General Partner, any Former General Partner, any Person which is or was an Affiliate of any General Partner or any Former General Partner, any Person which is or was an Associate of any General Partner or any Former General Partner or any such Affiliate, any Person which is or was serving at the request of the Partnership or Advisors or any of its Subsidiaries, any General Partner or any Former General Partner as an Associate of another Person, or any Person which is or was an Associate of the Partnership or Advisors or any of its Subsidiaries. A Person shall be deemed to be serving as a fiduciary of an employee benefit plan at the request of the Partnership whenever the performance by such Person of his duties to the Partnership or Advisors or any of its Subsidiaries also imposes duties on him or otherwise involves services by him to such plan or the participants or beneficiaries of such plan.

          Insolvency Event with respect to a Person shall be deemed to have occurred (i) when it (A) makes an assignment for the benefit of creditors; (B) files a voluntary petition in bankruptcy; (C) is adjudged a bankrupt or insolvent, or has entered against it an order for relief in any bankruptcy or insolvency proceeding; (D) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (E) files an answer or other pleading admitting or failing to contest the material allegations of a petition failed against it in any proceeding of this nature; or (F) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties; or (ii) (A) 120 days after the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if the proceeding is not dismissed, or (B) 90 days after the appointment without such Person's consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, if the appointment is not vacated or stayed, or 90 days after the expiration of any such stay, if the appointment is not vacated.

          Limited Liability Opinion shall mean an Opinion of Counsel to the effect that a specified event would not cause the Limited Partners to lose their limited liability under the Delaware Act.

          Limited Partner shall mean any Person which is a Limited Partner at the Effective Time, or is admitted as a Limited Partner pursuant to Section 12.2, and which has not ceased to be a Limited Partner.

          Liquidator shall mean the Person serving as Liquidator pursuant to
Section 17.3(a).

          LP Unit shall mean a Unit representing a portion or all of a Unitholder's Partnership Interest, and shall include all LP Units held by any Unitholder immediately prior to the Effective Time, Units acquired by a General Partner after the Effective Time, whether by contribution, conversion or Transfer, which are designated as LP Units, and all Units held by any Person other than a General Partner at any time.

          Management Board shall mean the Management Board of the Partnership or any successor board established by the General Partners.

          Minimum Gain shall have the meaning set forth in Treasury Regulations
Section 1.704-2(b) and (d).

          National Securities Exchange shall mean (i) an exchange registered with the Commission under Section 6(a) of the Exchange Act, or (ii) the National Association of Securities Dealers Automated Quotations System.

          Net Income or Net Loss for a fiscal year shall mean an amount equal to the Partnership's taxable income or taxable loss for such fiscal year determined in accordance with

Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), as adjusted as provided in
Section 7.2, and as further adjusted to reflect any adjustments resulting from amended returns, claims for refund and tax audits.

          Net Value shall mean (i) in the case of any Contribution, the fair market value of such Contribution reduced by the outstanding balance of any indebtedness either assumed by the Partnership upon such Contribution or to which such Contribution is subject when contributed; and (ii) in the case of a distribution of Partnership Assets to a Unitholder, the fair market value of such Partnership Assets reduced by the outstanding balance of any indebtedness either assumed by such Unitholder upon such distribution or to which such Partnership Assets are subject when distributed. In each case, fair market value shall be determined by the General Partners.

          Nominee shall mean a Partner which holds Units of record which are owned beneficially by another Person.

          Opinion of Counsel shall mean a written opinion of counsel selected by the General Partners, who may be regular counsel to the Partnership, a General Partner or any of their Affiliates, but may not be in-house counsel to any of such Persons.

          Partner shall mean any General Partner or Limited Partner.

          Partnership shall mean the limited partnership heretofore formed and continued pursuant to this Agreement and the Delaware Act.

          Partnership Accountants shall mean such nationally recognized firm of independent public accountants as is selected from time to time by the General Partners to act as the Partnership's independent public accountants.

          Partnership Assets shall mean all assets and property, whether tangible or intangible and whether real, personal or mixed, at any time owned by the Partnership.

          Partnership Interest shall mean, as to any Unitholder, such Unitholder's share of the profits and losses of the Partnership and the right to receive distributions of Partnership Assets.

          Percentage Interest shall mean, as to each Unitholder, the quotient of
(i) the Partnership Interest of such Unitholder divided by (ii) the total Partnership Interests of all Unitholders

          Person shall mean a natural person, general or limited partnership, limited liability company, trust, estate, association, corporation, custodian, nominee or any other person or entity in its own or any representative capacity.

          PIMCO Partners GP shall mean PIMCO Partners, G.P., a California general partnership, or its Successor.

          Public Security shall mean a class or series of Equity Security which is registered under Section 12 of the Exchange Act.

          Proceedings is defined in Section 15.1.

          Recapitalization is defined in Section 4.5.

          Recapture Income shall mean any gain recognized by the Partnership (but computed without regard to any adjustment required by Section 734 or 743 of the Code) upon the disposition of any Partnership Asset that does not constitute capital gain for federal income tax purposes because such gain represents the recapture of deductions or reductions in basis for tax credits previously taken with respect to such Partnership Asset.

          Reconstituted Partnership shall mean a new limited partnership formed in the manner described in Section 17.2.

          Record Date shall mean the date as of which the identity of, and Units held by, the Unitholders will be determined for purposes of (i) receiving notice of and voting at any meeting of Partners, (ii) receiving notice of any proposed action by written approval and giving or withholding approval, (iii) exercising any other rights with respect to any action or proposed action of Partners, or
(iv) receiving any distribution or report.

          Restructuring shall mean any action, event, transaction or series of actions, events or transactions that the General Partners determine in good faith is reasonable likely to prevent or avoid the occurrence of an Adverse Partnership Tax Event.

          Securities Act shall mean the Securities Act of 1933, as amended, and any successor to such statute.

          Subsidiary of a Person shall mean a subsidiary of such Person within the meaning of Regulation S-X under the Securities Act.

          Successor of a Person shall mean the Business Entity, if any, which succeeds to the ownership of all or substantially all of its assets.

          Successor Entity shall mean a Business Entity described in clause (ii) or (iii) of Section 16.1(a).

          Tax Opinion shall mean an Opinion of Counsel to the effect that a specified event would not cause an Adverse Partnership Tax Event.

          Termination Event with respect to a General Partner shall mean, (i) if such General Partner is an individual, his death or the entry by a court of competent jurisdiction of an order adjudicating him incompetent to manage his person or his property; (ii) if such General Partner is acting as a General Partner by virtue of being a trustee of a trust, the termination of the trust (but not merely the substitution of a new trustee); (iii) if such General Partner is a partnership, the dissolution and commencement of winding up of the partnership; (iv) if such General Partner is a corporation, the filing of a certificate of dissolution or its equivalent for the corporation or the revocation of its charter and the expiration of 90 days after the date of notice to the corporation of revocation without a reinstatement of its charter; (v) if such General Partner is an estate, the distribution by the fiduciary of the estate's entire Partnership Interest; or (vi) if such General Partner is not an individual, partnership, corporation, trust or estate, the termination of the General Partner.

          Transfer (and related words) with respect to Units shall mean or refer to a transaction by which a Unitholder transfers one or more Units or an interest in one or more Units to another Person, including a Nominee, and shall include a sale, assignment, transfer, gift (outright or in trust), exchange, redemption, hypothecation or pledge of, or other creation of a lien, encumbrance or security interest in or upon, or other disposition of, Units or any interest in Units, whether voluntarily, involuntarily, by operation of law or otherwise, but shall not include any change in the ownership of such Unitholder.

          Transfer Agent, with respect to any class or series of Units, shall mean the Person (which may be the General Partner or an Affiliate of a General Partner) appointed to act as transfer agent or registrar for such class or series of Units, or in the absence of such appointment, the Partnership. Any request for a registration of Transfer of Units delivered to a Transfer Agent shall be deemed to be delivered to the Partnership, and the books and records of a Transfer Agent pertaining to Unitholders shall be deemed to be books and records of the Partnership.

          Treasury Regulations shall mean the federal income tax and procedure and administration regulations as promulgated by the U.S. Treasury Department, as such regulations may be in effect from time to time. All references in this Agreement to provisions of the Treasury Regulations shall be deemed to refer to successor regulatory provisions to the extent appropriate in light of the context in which such Treasury Regulations references are used.

          Unaffiliated Partners shall mean all Partners other than the General Partners and their respective Affiliates.

          Underwriter is defined in Section 12.3.

          Unit shall mean a portion or all of the Partnership Interest of a Unitholder representing such fractional part of the Partnership Interests of all of the Unitholders as shall be determined by the General Partners in connection with the issuance of Units; provided, however, that each Unit shall represent the same fractional part of the Partnership Interests represented by all of the outstanding Units as is represented by each other Unit. The relative rights, powers and duties appurtenant to a Unit of any class and series and those appurtenant to the Partnership

Interest represented by such Unit shall be identical, and such terms are used interchangeably in this Agreement.

          Unitholder shall mean a Partner or an Assignee. For purposes of Articles VII and VIII only, the term "Unitholder" shall also mean the beneficial owner of one or more Units held by a Nominee in any case in which such Nominee has furnished the identity of such owner to the Partnership pursuant to Section 6031(c) of the Code.

          Unit Price of a Unit of any class or series as of any date of determination shall mean an amount equal to: (i) if the Units of such class or series are listed or admitted to trading on one or more National Securities Exchanges, the average of the last reported sales prices per Unit of such class or series or, in case no such reported sale takes place on any such day, the average of the last reported bid and asked prices per Unit of such class or series, in either case on the principal National Securities Exchange on which the Units of such class or series are listed or admitted to trading, for the five trading days immediately preceding the date of determination; or (ii) if the Units of such class or series are not listed or admitted to trading on a National Securities Exchange, an amount equal to the fair market value of a Unit of such class or series as of such date of determination, as determined by an independent appraiser selected and retained by the General Partners on behalf of and for the account of the Partnership; provided, however, that in the case of Units of a class or series not listed or admitted to trading on a National Securities Exchange and to be issued pursuant to a Benefit Plan, the Unit Price shall be determined by the General Partners..

          Unrealized Gain, as of any date of determination, shall mean the excess, if any, of the fair market value of a Partnership Asset (as determined under Section 7.4 or 7.5 as of such date of determination) over the Carrying Value of such Partnership Asset as of such date of determination (prior to any adjustment to be made pursuant to Section 7.4 or 7.5 as of such date).

          Unrealized Loss, as of any date of determination, shall mean the excess, if any, of the Carrying Value of a Partnership Asset as of such date of determination (prior to any adjustment to be made pursuant to Section 7.4 or 7.5 as of such date) over the fair market value of such Partnership Asset (as determined under Section 7.4 or 7.5 as of such date of determination).

          Written Consent shall mean an action by written consent of the General Partner, or if there is more than one General Partner, an action by unanimous written consent of the General Partners.

                                   ARTICLE II
                        THE PARTNERSHIP AND THE PARTNERS

     Section 2.1  Continuation of the Partnership.

          The General Partners and the Limited Partners hereby continue the Partnership as a limited partnership pursuant to the provisions of the Delaware Act.

     Section 2.2  Name.

          The name of the Partnership shall be "PIMCO Advisors Holdings L.P." The business of the Partnership shall be carried on under such name or under such other name as the General Partners may from time to time determine. "Limited Partnership," "Ltd" or "L.P." (or similar words or letters) shall be included in the Partnership's name where necessary or appropriate to maintain the limited liability of the Limited Partners or otherwise for the purpose of complying with the laws of any jurisdiction.

     Section 2.3  Names and Addresses of the Partners.

          The General Partner of the Partnership is PIMCO Partners GP, and the address of the General Partner is 800 Newport Center Drive, Newport Beach, California 92660. The names and last known business, residence or mailing addresses of the Limited Partners are set forth in the books and records of the Partnership.

     Section 2.4  Principal Office, Registered Agent and Registered Office.

          (a) The principal office of the Partnership is located at 800 Newport Center Drive, Newport Beach, California 92660. The General Partners may change the location of the Partnership's principal office within or without the State of Delaware and may establish such additional offices of the Partnership within or without the State of Delaware as they may from time to time determine.

          (b) The name of the registered agent for service of process on the Partnership in the State of Delaware is The Prentice-Hall Corporation System, Inc. The address of the registered agent and the address of the registered office of the Partnership in the State of Delaware is 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19901.

     Section 2.5  Term.

          The Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until December 31, 2061, unless earlier terminated in accordance with the Delaware Act or this Agreement.

                                  ARTICLE III
                               PURPOSE AND POWERS

     Section 3.1  Purpose.

          The purpose of the Partnership is (i) to acquire and hold Advisors Units, act as a general partner of Advisors, and carry on through Advisors an investment management and investment advisory business, and (ii) to carry on any other business which limited partnerships may carry on under the Delaware Act.

     Section 3.2  Powers.

          The Partnership shall have and may exercise any and all powers and authority conferred by the laws of Delaware upon limited partnerships formed under the Delaware Act, including any and all powers and authority that may be exercised by the General Partners pursuant to the Delaware Act or this Agreement.


                                   ARTICLE IV
                     UNITS AND OTHER PARTNERSHIP SECURITIES

     Section 4.1  Classification and Conversion of Units.

          (a) The Partnership Interests of the Partners are divided into GP Units and LP Units.

          (b) A General Partner shall have the right, at such General Partner's option, at any time to convert a portion, but not all, of the GP Units held by such General Partner into LP Units of the same class, so long as the GP Units outstanding after such conversion represent at least 0.01% of the total Units outstanding. The rate at which LP Units shall be delivered upon conversion of GP Units shall initially be one LP Unit for each GP Unit, and shall be adjusted to reflect any Recapitalization occurring after the Effective Time. LP Units issued on conversion of GP Units shall be deemed to have been issued, and such GP Units shall be deemed to be canceled and retired, as of the close of business on the date Certificates evidencing such GP Units are surrendered to the Partnership for conversion.

          (c) A General Partner shall have the right, at such General Partner's option, at any time to convert a portion or all of the LP Units held by such General Partner into GP Units of the same class. The rate at which GP Units shall be delivered upon conversion of LP Units shall initially be one GP Unit for each LP Unit, and shall be adjusted to reflect any Recapitalization occurring after the Effective Time. GP Units issued on conversion of LP Units shall be deemed to have been issued, and such LP Units shall be deemed to be canceled and retired, as of the close of business on the date Certificates evidencing such LP Units are surrendered to the Partnership for conversion.

          (d) At the Effective Time, the general partner interest in the Partnership held by PIMCO Partners GP shall be converted into and exchanged for 5,000 GP Units, without any action on the part of PIMCO Partners GP. After the Effective Time, the General Partners shall make Contributions to the Partnership in exchange for GP Units as required to ensure that the GP Units outstanding represent at all times at least 0.01% of the total Units outstanding.

     Section 4.2  New Classes or Series of Units or Other Securities.

          (a) The General Partners may create a class or series of Units, other Equity Securities or other Partnership securities that was not previously outstanding, without the approval of the Limited Partners; provided, however, that the General Partners may not create any class or series of Units having rights to share in profits and losses of the Partnership, distributions of Partnership Assets, or upon dissolution or liquidation of the Partnership, which are senior to those of any class or series of outstanding Units, without the approval of Partners holding a majority of the outstanding Units of such class or series and, if such class or series is a Public Security, the approval of Unaffiliated Partners holding a majority of the outstanding Units of such class or series held by Unaffiliated Partners.

          (b) Any newly-created class or series of Units or other securities shall have such designations, preferences and relative participating, optional or other special rights, powers and duties, including preferences, rights and powers senior to existing classes or series of Units or other securities, as shall be determined by the General Partners, including without limitation: (i) the rights of such class or series of Units or other securities to share in profits and losses of the Partnership and the allocation, for federal income and other tax purposes, to such class or series of Units or other securities of items of Partnership income, gain, loss, deduction and credit; (ii) the rights of such class or series of Units or other securities to share in distributions of Partnership Assets; (iii) the rights of such class or series of Units or other securities upon dissolution and liquidation of the Partnership; (iv) whether such class or series of Units or other securities is redeemable by the Partnership and, if so, the price at which, and the terms and conditions on which, such class or series of Units or other securities may be redeemed by the Partnership; (v) whether such class or series of Units or other securities is issued with the right of conversion into or exchange for any other class or series of Units or other securities and, if so, the rate at and the terms and conditions upon which such class or series of Units or other securities may be converted into or exchanged for such other class or series of Units or other securities; and (vi) the rights of such class or series of Units or other securities to vote on matters relating to the Partnership and this Agreement.

          (c) The designations, preferences and relative participating, optional or other special rights, powers and duties of any newly-created class or series of Units or other securities shall be set forth in an amendment to this Agreement.

     Section 4.3  Issuance of Units and Other Securities.

          (a) The Partnership may issue Units of any class or series, other Equity Securities, or other Partnership securities, in amounts, for consideration and on terms and conditions determined by the General Partners, without the approval of the Limited Partners; provided, however, that unless the Contribution, if any, received for any Units issued by the Partnership (including any Units issued upon conversion, exchange or exercise of any such Equity Securities) is (or will
be) contributed to Advisors in exchange for Advisors Units equal in number to the number of Units so issued by the Partnership, any Units or other Equity Securities shall be issued by the Partnership only if the Partnership first receives an opinion of a nationally recognized investment banking firm which is not an Affiliate of any General Partner that such issuance is fair from a financial point of view to the Unaffiliated Partners. Any such opinion shall be conclusive and binding on the Partners and the Partnership.

          (b) The Partnership shall not issue fractional Units; instead, each fractional Unit shall be rounded to the nearest whole Unit or an amount equal to the product of such fraction and the Unit Price on the date of issuance shall be paid in cash by the Partnership, as may be determined by the General Partners.

     Section 4.4  No Preemptive Rights.

          No Unitholder or other Person shall have any preemptive, preferential or other similar rights with respect to any additional Contributions or any offer, issuance or sale of Units, other Equity Securities or other Partnership securities.

     Section 4.5  Recapitalizations.

          (a) The Partnership may make a distribution of Units with respect to outstanding Units, effect a subdivision or combination of outstanding Units, or take a like action (each, a "Recapitalization"). The Partnership shall not effect a Recapitalization unless the respective Percentage Interests of the Unitholders immediately after the Recapitalization are the same as their respective Percentage Interests immediately before the Recapitalization.

          (b) The General Partners shall select a Record Date as of which a Recapitalization shall be effective and shall notify each Partner of the Recapitalization. The Partnership may issue to the Partners as of the Record Date new Certificates representing the additional Units issued in the Recapitalization, and may implement such other procedures to reflect the Recapitalization as may be determined by the General Partners.


                                   ARTICLE V
                             CERTIFICATES FOR UNITS

     Section 5.1  Issuance of Certificates.

          (a) Upon the issuance of Units to any Partner or other Person, the Partnership shall issue and deliver to such Partner, or if such other Person has qualified for admission as a Partner pursuant to Article XII, to such other Person, one or more Certificates in the name of such Partner or other Person evidencing such Units, in such denominations as such Partner or other Person may request, and shall register such Units in such Partner's or other Person's name on the books and records of the Partnership

          (b) Upon the written request of any Transferee of Units for registration of Transfer of such Units, delivered to the appropriate Transfer Agent and accompanied by one or more Certificates properly endorsed and cash in the amount of any applicable transfer tax, the Partnership shall, if such Transferee, if not a Partner, has qualified for admission as a Partner pursuant to Article XII, issue and deliver to such Transferee replacement Certificates in the name of such Transferee in such denominations as such Transferee may request, and shall register such Units in such Transferee's name on the books and records of the Partnership.

          (c) Upon the written request of any Partner, delivered to the appropriate Transfer Agent and accompanied by one or more Certificates properly endorsed, the Partnership shall issue and deliver to such Partner replacement Certificates in the name of such Partner in such denominations as such Partner may request, in accordance with such procedures as the Partnership may reasonably establish.

     Section 5.2  Lost, Stolen, Destroyed or Mutilated Certificates.

          (a) The Partnership shall issue a new Certificate in place of any Certificate previously issued if the registered owner of the Units evidenced by the Certificate:

                  (i) makes proof by affidavit, in form and substance satisfactory to the Partnership, that a previously issued Certificate has been lost, stolen or destroyed;

                  (ii) requests the issuance of a new Certificate before the Partnership has notice that the Certificate is subject to an adverse claim by another Person or has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

                  (iii) if requested by the Partnership, delivers to the Partnership a bond, in form and substance satisfactory to the Partnership, with such surety or sureties and with fixed or open penalty as the Partnership may direct, to indemnify the Partnership against any claim that may be made on account of the alleged loss, theft or destruction of the Certificate; and

                  (iv) satisfies any other reasonable requirements imposed by the Partnership.

          (b) When a Certificate has been lost, stolen or destroyed, and the registered owner fails to notify the Partnership within a reasonable time after it has notice of such event, and a Transfer of the Units represented by the Certificate is registered before the Partnership receives such notification, such owner shall be precluded from making any claim against the Partnership or any Transfer Agent for such Transfer or for a new Certificate.

          (c) If a mutilated Certificate is surrendered to the Partnership, the Partnership shall execute and deliver in exchange therefor a new Certificate evidencing the same number of Units as did the Certificate so surrendered.

          (d) As a condition to the issuance of any new Certificate under this Section 5.2, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) connected therewith.

     Section 5.3  Registered Owner.

          The Partnership shall be entitled to treat a Partner, including a Nominee, as the owner of the Units registered in such Partner's name on the books and records of the Partnership for all purposes, and accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Units on the part of any other Person, including any Person for whom such Nominee is acting as Nominee, regardless of whether the Partnership shall have actual or other notice thereof.


                                   ARTICLE VI
                               TRANSFER OF UNITS

     Section 6.1  Transfer.

          Except as provided in Article XVI, no Units shall be Transferred except in accordance with the terms and conditions set forth in this Article VI. Any purported Transfer of Units not made in accordance with this Article VI or
Article XVI shall be null and void.

     Section 6.2  Transfer of GP Units.

          GP Units may be Transferred (i) to an Affiliate of such General Partner which is admitted as a successor or additional General Partner pursuant to Section 12.1(a), or (ii) to another General Partner.

     Section 6.3  Transfer of LP Units.

          LP Units may be Transferred to any Person.

     Section 6.4  Additional Restrictions on Transfers.

          A Unitholder shall not Transfer any of its Units if such Transfer would (i) violate then applicable federal and state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such Transfer, (ii) result in an Adverse Partnership Event or an Assignment Event, or (iii) affect the Partnership's existence or qualification as a limited partnership under the Delaware Act.

                                  ARTICLE VII
                                CAPITAL ACCOUNTS

     Section 7.1  Capital Accounts.

          (a) The Partnership shall maintain for each Unitholder a separate Capital Account in accordance with Section 704 of the Code. Such Capital Account shall be INCREASED BY (i) the cash amount or Net Value of all actual and deemed Contributions made by such Unitholder to the Partnership and (ii) Net Income allocated to such Unitholder pursuant to Article VIII and DECREASED BY (i) the cash amount or Net Value of all actual and deemed distributions of Partnership Assets made to such Unitholder and (ii) Net Loss allocated to such Unitholder pursuant to Article VIII.

          (b) Upon the issuance of any Units to or for the benefit of any Associate of the Partnership or Advisor or any of its Subsidiaries, or any successor to such Associate, as compensation for services rendered or to be rendered to a General Partner, the Partnership, Advisors or any of their respective Subsidiaries by such Associate, the Person receiving such Units shall be deemed to have made a Contribution to the Partnership in an amount equal to the product of (i) the number of Units so issued, and (ii) the Unit Price on the date of such issuance.

     Section 7.2  Adjustments Affecting Net Income or Net Loss.

          (a) In accordance with the requirements of Section 704(c) of the Code and Treasury Regulations Section 1.704-1(b)(2)(iv)(d), any deductions for depreciation, cost recovery or amortization attributable to Contributed Property shall be determined as if the adjusted basis of such Contributed Property on the date it was acquired by the Partnership was equal to the Carrying Value of such Contributed Property. Upon an adjustment pursuant to Section 7.4 to the Carrying Value of any Partnership Asset subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such Partnership Asset shall be determined as if the adjusted basis of such Partnership Asset was equal to the Carrying Value of such Partnership Asset immediately following such adjustment.

          (b) Any income, gain or loss attributable to the disposition of any Partnership Asset shall be determined by the Partnership as if the adjusted basis of such Partnership Asset as of such date of disposition was equal in amount to the Partnership's Carrying Value with respect to such Partnership Asset as of such date.

          (c) The computation of all items of income, gain, loss and deduction shall be made, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalizable for federal income tax purposes. For this purpose, amounts paid or incurred to organize the Partnership or to promote the sale of Partnership Interests that are neither deductible nor amortizable under Section 709 of the Code, and deductions for any losses incurred in connection with the sale or exchange of Partnership Assets disallowed pursuant to Section 267(a)(1) or 707(b) of the Code, shall be treated as expenditures described in Section 705(a)(2)(B) of the Code.

     Section 7.3  Adjustments for Transfers.

          If a General Partner Transfers LP Units, and if immediately prior to such Transfer such General Partner has a negative Capital Account balance, the Transferee shall be credited with a zero balance in its Capital Account relating to such LP Units, and such General Partner shall retain its negative Capital Account balance.

     Section 7.4  Adjustments for Contributions or Redemptions.

          In accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f), in connection with either (i) a Contribution (other than a de minimis amount) by a new or existing Partner in consideration for a Partnership Interest or (ii) a distribution of Partnership Assets (other than a de minimis amount) in consideration for a Partnership Interest, the Capital Accounts of all Unitholders and the Carrying Values of all Partnership Assets shall be adjusted upwards or downwards to reflect any Unrealized Gain or Unrealized Loss attributable to each Partnership Asset, as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of such Partnership Asset at such time and had been allocated to the Unitholders pursuant to Article VIII. For purposes of determining such Unrealized Gain or Unrealized Loss, the fair market value of Partnership Assets shall be determined by the General Partners.

     Section 7.5  Adjustments for Distributions in Kind.

          In accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(e), immediately prior to the actual or deemed distribution of any Partnership Asset in kind, the Capital Accounts of all Unitholders and the Carrying Values of such Partnership Asset shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership Asset as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of such Partnership Asset immediately prior to such distribution and had been allocated to the Unitholders at such time pursuant to Article VIII. For purposes of determining such Unrealized Gain or Unrealized Loss, the fair market value of Partnership Assets shall be determined by the General Partners.


                                  ARTICLE VIII
                         DISTRIBUTIONS AND ALLOCATIONS

     Section 8.1  Cash Distributions.

          With respect to each fiscal quarter, commencing with the fiscal quarter ending March 31, 1998, the Partnership shall distribute an amount in cash equal to the Distributable Cash for such quarter. Such distributions shall be made to Unitholders of record as of the close of business on the last day of each such fiscal quarter, pro rata in accordance with their Units, and shall be paid not more than 30 days after the last day of each such fiscal quarter.

     Section 8.2  General Rules with Respect to Distributions.

          (a) The General Partners are authorized to distribute Partnership Assets in kind. Any Partnership Asset distributed in kind shall be valued at its fair market value on the date of distribution and shall be distributed in accordance with Section 8.1. Capital Accounts and Carrying Values shall be adjusted in accordance with Section 7.2(e).

          (b) The General Partners shall specify a Record Date for any distribution other than a quarterly distribution, and such distribution shall be made to the Unitholders as of such Record Date, pro rata in accordance with their Units.

          (c) Any amount of taxes withheld pursuant to Section 9.7, and any amount of taxes, interest or penalties paid by the Partnership to any governmental entity, with respect to amounts allocated or distributable to a Unitholder shall be deemed to be a distribution or payment to such Unitholder and shall reduce the amount otherwise distributable to such Unitholder pursuant to this Article VIII.

          (d) Distributions made to Unitholders shall be made to "Unitholders" as defined in Article I without regard to the last sentence of the definition of "Unitholder".

          (e) The Partnership shall not make a distribution to any Unitholder on account of its Partnership Interest if such distribution would violate Section 17-607 of the Delaware Act or other applicable law.

     Section 8.3  Allocations of Net Income and Net Loss.

          (a) Net Income and Net Loss shall be determined for each fiscal year and allocated annually. Except as otherwise provided in Section 8.4, Net Income and Net Loss for a fiscal year shall be allocated as set forth in this
Section 8.3.

          (b) If the Partnership has Net Income for a fiscal year, one-twelfth of such Net Income shall be treated as earned in each fiscal month of such fiscal year. Net Income so treated as earned in a fiscal month shall be allocated to the Unitholders as of the close of business on the last day of such fiscal month, in proportion to the number of Units of held by each such Unitholder as of the close of business on such day.

          (c) If the Partnership has a Net Loss for a fiscal year, one-twelfth of such Net Loss shall be treated as incurred in each fiscal month of such fiscal year. Net Loss so treated as incurred in a fiscal month shall first be allocated to the Unitholders having positive Capital Account balances so as to cause their respective Capital Account balances to be in (or, if not possible, closer to) the same proportion to each other as their respective Percentage Interests and then in accordance with their respective Percentage Interests until all such positive balances have been eliminated; any remaining Net Loss shall be allocated to the General Partners in respect of their GP Units. To the extent subsequent Net Income of the Partnership does not exceed Net Loss previously allocated pursuant to this
Section 8.3(c), such Net Income shall first be allocated to the General Partners in respect of their GP Units until such allocated Net Income equals Net Loss previously allocated to the General Partners pursuant to this Section 8.3(c); any remaining Net Income shall be allocated to the Unitholders in the same proportions and amounts as Net Loss was previously allocated pursuant to this
Section 8.3(c). For purposes of this Section 8.3(c), the determination of Capital Account balances shall be made after giving effect to all distributions of cash made with respect to fiscal quarters before the fiscal month in question pursuant to Section 8.1.

          (d) If the Partnership has an item of extraordinary income during a fiscal month which results in an extraordinary distribution to the Unitholders with respect to the fiscal quarter which includes such fiscal month, such item of extraordinary income shall be allocated to the Unitholders as of the close of business on the last day of such fiscal month, in proportion to the number of Units held by each such Unitholder as of the close of business on such day. The General Partners shall determine whether an item of Partnership income is extraordinary and results in an extraordinary distribution, and the amount of such extraordinary distribution.

          (e) Except as otherwise provided in Section 8.5, items of income, gain, loss and deduction shall be allocated among the Unitholders in the same proportion as items comprising Net Income or Net Loss, as the case may be, are allocated among the Unitholders, and credits shall be allocated as provided in Treasury Regulations Section 1.704-1(b)(4)(ii).

     Section 8.4  Special Provisions Governing Capital Account Allocations.

          (a) In the event that any Unitholder has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of such Unitholder's obligation (including any deemed obligation under Treasury Regulations or temporary Treasury Regulations), if any, to restore an amount to the Partnership, and such excess deficit exists following the allocations referred to in Sections 8.3(b) and (c), such Unitholder shall be allocated Net Income in proportion to such remaining excess deficit amounts.

          (b) If any Unitholder unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), Net
Income or items of income and gain shall be specially allocated to such Unitholder in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, a deficit in its Capital Account (computed as provided in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3)) as quickly as possible. This Section 8.4(b) is intended to constitute a "qualified income offset" within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3) and shall be interpreted to comply with the requirements of such regulation. Any special allocations of items of income or gain pursuant to this Section 8.4(b) shall be taken into account in computing subsequent allocations of Net Income or Net Loss so that the net amounts of any items subsequently so allocated shall, to the extent possible, be equal to the net amounts that would have been allocated to each Unitholder if such special allocations had not occurred.

          (c) In the event there is a net decrease in Minimum Gain during a Partnership taxable year, the Unitholders shall be allocated items of income and gain in accordance with Treasury Regulations Section 1.704-2(f). Any Unitholder's share of Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(g). This Section 8.4(c) is intended to comply with the minimum gain chargeback requirement of Treasury Regulations
Section 1.704-2 and shall be interpreted to comply with the requirements of such regulation. Any special allocations of items of income or gain pursuant to this
Section 8.4(c) shall be taken into account in computing subsequent allocations of Net Income or Net Loss so that the net amounts of any items subsequently so allocated and the special allocations shall, to the extent possible, be equal to the net amounts that would have been allocated to each Unitholder if such special allocations had not occurred.

          (d) To the extent required by Treasury Regulations Section 1.704-2(i), any tax items of the Partnership that are attributable to a non-recourse debt of the Partnership that constitutes "partner non-recourse debt" as defined in Treasury Regulations Section 1.704-2(b)(4) shall be allocated in accordance with the provisions of Treasury Regulations Section 1.704-2(i). This Section 8.4(d) is intended to satisfy the requirements of Treasury Regulations Section 1.704-2(i) (including the partner nonrecourse minimum gain chargeback requirements) and shall be interpreted to comply with the requirements of such regulation. Any special allocations pursuant to this Section 8.4(d) shall be taken into account in computing subsequent allocations of Net Income or Net Loss so that the net amounts of any items subsequently so allocated and the special allocations shall, to the extent possible, be equal to the net amounts that would have been allocated to each Unitholder if such special allocations had not occurred.

          (e) The General Partners shall make special allocations of Net Income or Net Loss or items of income, gain, loss or deduction to GP Units as may be necessary to permit conversion of such Units to LP Units in accordance with
Section 4.1. For purposes of allocating income, gain, loss or deduction to LP Units that were converted from GP Units for periods following such conversion, the Units shall be deemed as of the effective date of such conversion to have been allocated the same amount of income, gain, loss and deductions and to have received the same distributions as the LP Units outstanding prior to such conversion.

          (f) If and to the extent that any Unitholder is deemed to recognize income as a result of any transaction between such Unitholder and the Partnership pursuant to Section 482, Section 483, Sections 1272-1274 or Section 7872 of the Code, or any similar provision now or hereafter in effect, any corresponding loss or deduction of the Partnership shall be allocated to the Unitholder who was charged with such income. In addition, if all or part of the deductions claimed by the Partnership for compensation to its employees is disallowed, the income attributable to such disallowed deductions will be specially allocated to the General Partners, and any subsequent deductions related to such compensation will be specially allocated to the General Partners.

          (g) In addition to the other special allocations that the General Partners may make under this Section 8.4, to preserve uniformity of Units (subject to the priority distribution rights of certain classes of Units) the General Partners may make special allocations of Net Income or Net Loss or items of income, gain, loss or deduction, but only if such allocations would not have a material adverse effect on the Unitholders (other than the General Partners) and if they are consistent with the principles of Section 704 of the Code.

     Section 8.5  Special Provisions Governing Tax Allocations.

          (a) In the case of Contributed Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions attributable to such property shall be allocated among the Unitholders in a manner consistent with the principles of Section 704(c) of the Code that takes into account the variation between the Net Value of such property and its adjusted basis, at the time of contribution, to the extent such allocation reduces Book-Tax Disparities.

          (b) Items of income, gain, loss, depreciation and cost recovery deductions attributable to Adjusted Property shall (i) first, be allocated among the Unitholders in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocation thereof pursuant to Section 8.3(b) or 8.3(c) to the extent such allocation reduces Book-Tax Disparities, and
(ii) second, in the event such property was originally Contributed Property, be allocated among the Unitholders in a manner consistent with Section 8.5(a).

          (c) To the extent permissible under applicable Treasury Regulations, the amount of any gain from a disposition of property allocated to a Unitholder pursuant to Section 8.5(a) or 8.5(b) shall be deemed to be Recapture Income to the extent such Unitholder has been allocated or has claimed any deduction directly or indirectly giving rise to the treatment of such gain as Recapture Income.

          (d) All items of income, gain, loss, deduction and credit recognized by the Partnership and allocated to the Unitholders in accordance with this Article VIII shall be determined without regard to any adjustment made pursuant to Section 743 of the Code; provided, however, that such allocations, once made, shall, if an election under Section 754 of the Code is in effect, be adjusted as necessary or appropriate to take into account those adjustments permitted by Section 743 of the Code, and any adjustments made pursuant to
Section 734 of the Code shall be allocated to the extent permitted under and in accordance with the rule of Treasury Regulations Section 1.704-1(b)(2)(iv)(m).

     Section 8.6  Allocations Upon Dissolution.

          If upon dissolution of the Partnership pursuant to Article XVII, and after taking into account all allocations of Net Income and Net Loss (and other tax items) under this Article VIII, distributions, if they were to be made to Unitholders in accordance with their respective Capital Accounts, would result in unequal distributions on their Units, then (i) gross items of income and gain (and other tax items) for the taxable year of final distribution, and, to the extent permitted under Section 761(c) of the Code, gross items of income and gain (and other tax items) for the immediately preceding taxable year, shall be allocated to the Unitholders until the Capital Account balance allocable to each Unit is equal.

     Section 8.7  Changes in Allocation Methods.

          The General Partners may revise, alter or otherwise modify the allocation methods set forth in this Article VIII (i) to the extent that they determine that the application of such methods would result in a substantial mismatching of the allocation of Net Income or Net Loss attributable to a period and the distribution of cash attributable to the same period as between the Transferor and Transferee of a Unit that could be minimized by the application of an alternative tax allocation method, or (ii) to the extent necessary to conform the Partnership's tax allocations to the requirements of the Code or any Treasury Regulations.


                                   ARTICLE IX
                           ACCOUNTING AND TAX MATTERS

     Section 9.1  Books and Records.

          The Partnership shall maintain complete and accurate books and records with respect to the Partnership's business, and such books and records shall at all times be kept at the principal office of the Partnership. The Partnership may maintain its books and records in other than written form, if such form is capable of conversion into written form within a reasonable time. The classification, realization and recognition of income, gains, losses, deductions, credits and other items for financial reporting purposes shall be on the accrual basis in accordance with generally accepted accounting principles.

     Section 9.2  Fiscal Year.

          The fiscal year of the Partnership shall be the same as its taxable year for federal income tax purposes.

     Section 9.3  Taxable Year.

          The taxable year of the Partnership shall be the calendar year. The General Partners may change the taxable year of the Partnership to another year permitted by the Code.

     Section 9.4  Preparation of Tax Returns.

          The Partnership shall prepare and timely file such returns relating to Partnership income, gains, losses, deductions and credits, as may be required for federal, state and local income tax purposes, and within 90 days after the close of the taxable year, the Partnership shall mail to the Unitholders the tax information reasonably required for their federal, state and local income tax reporting purposes. The classification, realization and recognition of income, gains, losses, deductions, credits and other items for federal income tax purposes shall be on the accrual basis.

     Section 9.5  Tax Elections.

          (a) The General Partners may make the election under Section 754 of the Code in accordance with applicable regulations thereunder. In the event the General Partners make such election, the General Partners reserve the right to seek to revoke such election upon their determination that such revocation is in the best interests of the Unitholders.

          (b) The General Partners shall determine whether to make any other elections available under the Code or under any state's tax laws on behalf of the Partnership.

     Section 9.6  Other Tax Matters.

          (a) The General Partners shall make special allocations to the Unitholders of Net Income or Net Loss or items of income, gain, loss, deduction or credit that are consistent with the principles of Section 704(c) of the Code and shall amend the provisions of this Agreement as appropriate to reflect the proposal or promulgation of Treasury Regulations under Subchapter K of the Code or otherwise to cause allocations under Article VIII to be respected for federal income tax purposes.

          (b) The General Partners may adopt and employ such methods and procedures for (i) the maintenance of book and tax capital accounts, (ii) the determination and allocation of adjustments under Sections 704(c), 734 and 743 of the Code, (iii) the determination and allocation of Net Income, Net Loss, taxable income, taxable loss and items thereof under this Agreement and pursuant to the Code, (iv) the determination of the identities and tax classification of Unitholders, (v) the provision of tax information and reports to Unitholders,
(vi) the adoption of reasonable conventions and methods for the valuation of assets and the determination of tax basis, (vii) the allocation of asset values and tax basis, (viii) conventions for the determination of cost recovery, depreciation and amortization deductions and the maintenance of inventories,
(ix) the recognition of the Transfer of Units, and (x) compliance with other tax-related requirements, including without limitation the use of filing and reporting procedures similar to those employed by other publicly-traded partnerships, as they determine are necessary and appropriate to execute the provisions of this Agreement, to comply with federal and state tax laws, and to achieve uniformity and fungibility of Units.

          (c) If the General Partners determine that no reasonable allowable convention or other method is available to preserve the uniformity of Units or the General Partners so elect, Units may be separately identified as distinct classes to reflect differences in tax consequences.

     Section 9.7  Withholding.

                  The General Partners are authorized to take any action that they determine to be necessary and appropriate to cause the Partnership to comply with any withholding and reporting obligations imposed by law, including pursuant to Sections 1441, 1442, 1445 and 1446 of the Code.

     Section 9.8  Tax Controversies.

          PIMCO Partners GP is the Tax Matters Partner (as defined in Section 6231 of the Code) and is authorized to represent the Partnership in connection with all examinations of the Partnership's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Unitholder agrees to cooperate with PIMCO Partners GP and to do or to refrain from doing any or all things reasonably required by the PIMCO Partners GP to conduct such proceedings.

     Section 9.9  Tax Opinions.

          The requirement, as a condition to any action proposed to be taken under this Agreement, that the Partnership be furnished a Tax Opinion (i) shall not be applicable if the Partnership is at such time treated in all material respects as an association taxable as a corporation for federal income tax purposes, and (ii) shall be deemed satisfied by an Opinion of Counsel containing such conditions, limitations and qualifications as are acceptable to the General Partners.


                                   ARTICLE X
                        CONCERNING THE GENERAL PARTNERS

     Section 10.1 Management of Partnership Business.

          (a) The General Partners (i) shall have the exclusive right and full power and authority to manage and control the business and affairs of the Partnership and to take any action deemed necessary or desirable by them in connection with the business of the Partnership, and (ii) except as otherwise provided in this Agreement, may take any action, including without limitation the amendment of this Agreement, without the approval of the Limited Partners.

          (b) If there is more than one General Partner, the General Partners shall have equal rights, power and authority in the management and control of the business and affairs of the Partnership, and each of them shall have the rights, power and authority of the General Partners specified in
Section 10.1(a); provided, however, that any difference arising as to any action connected with the business of the Partnership, other than those actions specified in Section 10.1(c), shall be decided by General Partners holding a majority of the outstanding GP Units.

          (c)     The following actions may be taken only by Written Consent:

                  (i) any merger or consolidation of the Partnership with or into any other Business Entity in which the Partnership is not the surviving entity;

                  (ii) any sale or transfer of all or substantially all of the Partnership Assets;

                  (iii) any incurrence of Indebtedness by the Partnership or any of its Subsidiaries except in the ordinary course of business;

                  (iv) initiation, consent to or acquiescence in any Insolvency Event with respect to the Partnership;

                  (v) any other action which would make it impossible for the General Partners to carry on the ordinary business of the Partnership;

                  (vi)   any determination or election pursuant to Section 17.1;

                  (vii) any determination, after the occurrence of an Event of Withdrawal with respect to a General Partner, to carry on the business of the Partnership;

                  (viii) any determination or action pursuant to Article XVI;

                  (ix) any action which would cause an Assignment Event, an Adverse Partnership Tax Event or a Termination Event;

                  (x) approval by the Partnership of any amendment or restatement of the Advisors Partnership Agreement; or

                  (xi) any other action which, by reason of any provision of this Agreement, requires Written Consent.

     Section 10.2 Delegation.

          (a) The General Partners shall have the power and authority by Written Consent to constitute one or more boards or committees, to delegate any or all of the General Partners' rights and powers to manage and control the business and affairs of the Partnership to one or more of such boards or committees (each, a "Delegate"), and to revise or revoke any such constitution or delegation. Such delegation by the General Partners shall not cause any General Partner to cease to be a general partner of the Partnership.

          (b) The General Partners may not delegate their rights and powers with respect to any of the following actions:

                  (i)    admission of any successor or additional General
Partner;

                  (ii)   any amendment of this Agreement;

                  (iii) any action which would require the approval of Partners other than the General Partners; or

                  (iv) any action which, by reason of any provision of this Agreement, requires Written Consent.

          (c) Except as otherwise provided in a Written Consent constituting a Delegate and delegating rights and powers to such Delegate, such Delegate has the power and authority to constitute and appoint one or more committees or subcommittees of such Delegate and to provide for, prescribe the duties of, and appoint one or more persons as officers of the Partnership, and to delegate to one or more of such committees or subcommittees or one or more of such officers any or all of the rights and powers delegated to it by the General Partners.

     Section 10.3 Reimbursement of the General Partners.

          (a) Each General Partner shall be reimbursed on a monthly or such other basis as the General Partners shall determine (i) for all direct expenses paid by it on behalf of the Partnership (including amounts paid by it to any Person to perform services for the Partnership), and (ii) for all expenses (other than taxes) incurred by it in connection with the business and affairs of the Partnership.

          (b) The General Partners shall not receive any compensation from the Partnership for services provided to the Partnership as General Partners.

     Section 10.4 Outside Activities.

          Except as provided in a Written Consent, no General Partner shall carry on any business except in connection with or incidental to (i) the performance of its duties as a General Partner under this Agreement, (ii) the direct or indirect acquisition, ownership or disposition of Units and other Partnership Interests, and (iii) its governance and existence.

     Section 10.5 Certain Transactions Involving the General Partners or Their Affiliates.

          (a) A General Partner or its Affiliate may make a loan to the Partnership, on terms and conditions determined by the General Partners. The Partnership shall reimburse such General Partner or Affiliate for any reasonable out-of-pocket costs incurred by it in connection with the borrowing of funds obtained by such General Partner or Affiliate and loaned to the Partnership.

          (b) The Partnership may make a loan to a General Partner or its Affiliate, on terms and conditions determined by the General Partners. Such General Partner or Affiliate shall reimburse the Partnership for any reasonable out-of-pocket costs incurred by it in connection with the borrowing of funds obtained by the Partnership and loaned to such General Partner or Affiliate.

          (c) A General Partner or its Affiliate may render services to the Partnership, on terms and conditions determined by the General Partners.

          (d) A General Partner or its Affiliate may sell, transfer or convey assets or property to, or purchase Partnership Assets from, the Partnership, or use or lease Partnership Assets, on terms and conditions determined by the General Partners.

          (e) The Partnership may enter into one or more agreements with Advisors governing their relationship, on terms and conditions determined by the General Partners, including without limitation agreements providing for (A) the issuance and sale by the Partnership of Units or other Equity Securities and the contribution of the proceeds of such issuance and sale to Advisors in exchange for Advisors Units or other Equity Securities of Advisors; (B) the issuance and sale by the Partnership of debt securities and the lending of the proceeds of such issuance and sale to Advisors in exchange for debt securities of Advisors;
(C) the acquisition by the Partnership of businesses or assets in exchange for Units or other Equity Securities, and the contribution of such businesses or assets to Advisors in exchange for Advisors Units or other Equity Securities of Advisors; (D) the adoption by the Partnership of one or more employee benefit plans involving the issuance of Units to Associates of a General Partner, the Partnership, Advisors or any of its Subsidiaries, the assumption by the Partnership of outstanding employee benefit plans of an acquired business or the seller of acquired assets, the issuance and sale of Units pursuant to any such employee benefit plan, and the contribution of the proceeds of issuance and sale of such Units to Advisors in exchange for Advisors Units; (E) the exchange of outstanding Advisors Units for Units upon request by the holders of such Advisors Units, the registration of such Units under federal and state securities laws in connection with such exchange or a public offering of such Units, and the concomitant listing of such Units on a National Securities Exchange; (F) the maintenance of a one-to-one ratio between the number of outstanding Units and the number of Advisors Units held by the Partnership; and
(G) the imposition of restrictions on the business carried on by the Partnership and on its ability to create or issue additional classes or series of Units, incur Indebtedness, merge, consolidate or sell substantially all of the Partnership Assets, or liquidate or dissolve; subject in each case to compliance with Section 4.3(a) and this Section 10.5..

          (f) Before entering into any transaction or agreement described in this Section 10.5, (i) such transaction or agreement shall be determined to be fair to the Partnership by a committee of members of the Management Board, appointed by the Management Board, who are independent with respect to such transaction, or the General Partners, or (ii) the Partnership shall receive an opinion of a nationally recognized investment banking firm which is not an Affiliate of any General Partner that such transaction or agreement is fair from a financial point of view to the Unaffiliated Unitholders. Any such determination made by such a committee or made in good faith by the General Partners, and any such opinion, shall be conclusive and binding on the Partners and the Partnership.

     Section 10.6 Amendments of the Advisors Partnership Agreement.

          (a) The Partnership shall not approve any amendment restatement of the Advisors Partnership Agreement that would be directly and materially adverse to the

Unitholders, unless such amendment or restatement is approved by Unaffiliated Partners holding a majority of the outstanding Units held by Unaffiliated Partners, voting as a single class.

          (b) A determination that a proposed amendment or restatement of the Advisors Partnership Agreement would not be directly and materially adverse to the Unitholders shall be made by a committee of members of the Management Board, appointed by the Management Board, who are independent with respect to such amendment or restatement, or the General Partners. Any such determination made by such a committee or made in good faith by the General Partners shall be conclusive and binding on the Partners and the Partnership.

     Section 10.7 Conflicts of Interest.

          Any conflict of interest between a General Partner or any of its Affiliates, on the one hand, and the Partnership or any other Partner, on the other hand, other than a transaction or agreement described in Section 10.5, shall be resolved by (i) a committee of members of the Management Board, appointed by the Management Board, who are independent with respect to such conflict of interest, or (ii) the General Partners. A resolution determined by such a committee, or determined in good faith by the General Partners, shall be conclusive and binding on the Partners and the Partnership.

     Section 10.8 Notice of Event of Withdrawal.

          A General Partner which suffers an event that is, or with the passage of a period specified in the definition of "Insolvency Event" or "Termination Event" in Article I would become, an Event of Withdrawal, shall immediately notify each other General Partner, or if there is no other General Partner, each Limited Partner, of the occurrence of the event.

                                   ARTICLE XI
                        CONCERNING THE LIMITED PARTNERS

     Section 11.1  Participation in Control of Partnership Business.

          A Limited Partner shall not participate in the control of the business of the Partnership within the meaning of the Delaware Act.

     Section 11.2  Reports.

          (a) Not later than 90 days after the close of each fiscal year, the Partnership shall mail to each Partner an annual report containing financial statements of the Partnership for the fiscal year, including a balance sheet and statements of operations, partners' equity and changes in financial position, prepared in accordance with generally accepted accounting principles and accompanied by the opinion of the Partnership Accountants, and such other information as the General Partners may deem appropriate.

          (b) Not later than 45 days after the close of each fiscal quarter, except the last fiscal quarter of each fiscal year, the Partnership shall mail to each Partner a quarterly report for the fiscal quarter containing financial statements of the Partnership for the fiscal quarter prepared in accordance with generally accepted accounting principles, and such other information as the General Partners may deem appropriate.

          (c) The Partnership may, in lieu of delivering an annual or quarterly report, deliver to each Partner a copy of the Form 10-K or 10-Q, as the case may be, filed by the Partnership pursuant to the Exchange Act.

     Section 11.3  Access and Confidentiality.

          (a) Each Partner has the right, subject to such reasonable standards, including standards governing what information and documents are to be furnished, at what time and location and at whose expense, as may be established by the Partnership, to obtain from the Partnership from time to time upon reasonable demand for any purpose reasonably related to the Partner's interest as a Partner:

                  (i) True and full information regarding the status of the business and financial condition of the Partnership;

                  (ii) Promptly after becoming available, a copy of the Partnership's federal, state and local income tax returns for each year;

                  (iii) A current list of the name and last known business, residence or mailing address of each Partner;

                  (iv) A copy of this Agreement, the Certificate of Limited Partnership and all amendments thereto, together with executed copies of any written powers of attorney pursuant to which this Agreement, any Certificate of Limited Partnership and all amendments thereto have been executed;

                  (v) True and full information regarding the amount of cash and a description and statement of the Net Value of any Contribution made by each Partner and which each Partner has agreed to make in the future, and the date on which each Partner became a Partner; and

                  (vi) Other information regarding the affairs of the Partnership as is just and reasonable.

          (b) The General Partners shall have the right to keep confidential from the Limited Partners for such period of time as the General Partners deem reasonable, any information which the General Partners reasonably believe to be in the nature of trade secrets or other information the disclosure of which the General Partners determine in good faith is not in the best interest of the Partnership or could damage the Partnership or its business or which the Partnership is required by law or by agreement with a third party to keep confidential.

          (c) Any demand under this Section 11.3 shall be in writing and shall state the purpose of such demand.


                                  ARTICLE XII
                             ADMISSION OF PARTNERS


     Section 12.1 Admission of General Partners.

          (a) If a General Partner proposes to Transfer any or all of its GP Units to an Affiliate of such General Partner pursuant to Section 6.2, such Affiliate shall be admitted as a General Partner without the approval of any other Partner.

          (b) Except as provided in Section 12.1(a), 13.1(b), 13.1(c), 17.1 or 17.2, a Person shall be admitted as a General Partner only if such admission is proposed by the General Partners and Approved by the Partners.

          (c) A Person shall not be admitted as a General Partner unless the Partnership receives (i) a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such admission, (ii) a copy of this Agreement amended to reflect the admission of such Person as a General Partner, (iii) the written agreement of such Person to carry on the business of the Partnership, and (iv) such other documents or instruments as may be required under this Agreement and applicable law in order to effect the admission of such Person as a General Partner.

     Section 12.2 Admission of Persons Other Than Underwriters and Their Transferees as Limited Partners.

          (a) A Person other than an Underwriter which is not a Limited Partner and which proposes to make a Contribution in accordance with this Agreement (a "Contributor") shall apply to be admitted as a Limited Partner by executing and delivering an Admission Application to the Partnership.

          (b) A Person which is not a Limited Partner and which proposes to acquire one or more LP Units by Transfer from a Unitholder other than an Underwriter shall apply to be admitted as a Limited Partner by making a written request for registration of Transfer of such Units. Such written request shall constitute a request by such Person that the books and records of the Partnership reflect such admission.

          (c) A Person which applies to be admitted as a Limited Partner pursuant to this Section 12.2 shall be admitted as a Limited Partner only with the consent of the General Partners, which consent may be granted or withheld in the sole and complete discretion of the General Partners. Such consent shall be deemed to have been given, in the case of a Contributor, at the close of business on the Business Day immediately preceding the day on which its Contribution is to be made, unless the General Partners have withheld their consent prior to such time, and if such consent is given or deemed to be given, such Contributor shall be admitted as a

Limited Partner and shall become bound by this Agreement as a Limited Partner upon payment by such Contributor of its Contribution. Such consent shall be deemed to have been given, in the case of a Transferee, at the close of business on the third Business Day following the Business Day on which such Transferee's written request for registration of Transfer is received by the Partnership, unless the General Partners have withheld their consent prior to such time, and if such consent is given or deemed to be given, such Transferee shall be admitted as a Limited Partner and shall become bound by this Agreement as a Limited Partner at the close of business on the Business Day on which such consent is given or deemed to be given.

     Section 12.3 Admission of Underwriters and Their Transferees as Limited Partners.

          If the Partnership or any Partner sells any Units pursuant to an underwritten public offering, then each underwriter ("Underwriter") shall execute and deliver an Admission Application to the Partnership. An Underwriter shall be admitted as a Limited Partner without the consent of the General Partners and shall become bound by this Agreement as a Limited Partner upon receipt of such Admission Application and payment of the consideration for the Units being sold in such offering, and such payment shall constitute a request by such Underwriter that the books and records of the Partnership reflect such admission. Each initial Transferee of an Underwriter shall be admitted as a Limited Partner without the consent of the General Partners and shall become bound by this Agreement upon payment for the Units so Transferred, and such payment shall constitute a request by such initial Transferee that the books and records of the Partnership reflect such admission.

     Section 12.4  Further Conditions to Admission of Limited Partners.

          A Person shall be admitted as a Limited Partner only if its admission would not (i) violate then applicable federal and state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such admission, (ii) result in an Adverse Partnership Tax Event or an Assignment Event, or (iii) affect the Partnership's existence or qualification as a limited partnership under the Delaware Act.
 .
     Section 12.5  Assignees.

          (a) A Transferee of LP Units which is not a Partner shall be an Assignee and be bound by this Agreement as an Assignee from the close of business on the Business Day on which such Transferee delivers a written request for registration of Transfer of such LP Units to the Partnership, to the close of business on the Business Day on which such Person is admitted as a Limited Partner pursuant to Section 12.2.

          (b) An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner holding the same number of LP Units with respect to the profits and losses of the Partnership and the right to receive distributions of Partnership Assets. With respect to voting rights attributable to LP Units that are held by an Assignee, the General Partners shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Units on any matter, vote such Units at the written direction of such Assignee. If no such written direction is received, such Units will not be voted. An Assignee shall otherwise have none of the rights of a Limited Partner.


                                  ARTICLE XIII
                       WITHDRAWAL OR REMOVAL OF PARTNERS

     Section 13.1 Withdrawal or Removal of General Partners.

          (a) A General Partner may withdraw from the Partnership as a General Partner without the approval of any other Partner if it Transfers all of its GP Units to an Affiliate of such General Partner as provided in Section 6.2, and such Affiliate is admitted as a General Partner as provided in Section 12.1.

          (b) Except as provided in Section 13.1(a), a General Partner shall not voluntarily withdraw from the Partnership as a General Partner unless (i) such General Partner gives notice to the Partnership of its intent to withdraw as a General Partner, (ii) the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such withdrawal, and
(iii) such withdrawal is approved by Partners holding a majority of the outstanding Units, other than the Units held by such General Partner and its Affiliates, voting as a single class. The General Partners shall call and hold a meeting of the Partners to consider the withdrawal of the General Partner no sooner than 60 days after the date of such notice, or if there is only one General Partner, no sooner than 180 days after the date of such notice. If there is only one General Partner, any Partner may, by notice to the Partnership at least 120 days prior to the date of the meeting, propose a successor General Partner. Any proposed successor General Partner shall be a candidate for successor General Partner at such meeting only if it is qualified to be a General Partner and has agreed in writing to carry on the business of the Partnership. If there is only one General Partner and its withdrawal is approved, but no successor General Partner is Approved by the Partners on the first ballot of such meeting, a second ballot shall be held as soon as practicable thereafter in order to consider the approval of the candidate that received the most votes in the first ballot, and if such candidate is not Approved by the Partners on the second ballot, the General Partner shall be entitled to withdraw, and upon such withdrawal the Partnership shall be dissolved and liquidated pursuant to Article XVII. If a candidate is Approved by the Partners as successor General Partner, it shall be admitted to the Partnership as the General Partner as provided in Section 12.1 immediately prior to the withdrawal of the Departing General Partner.

          (c) A General Partner may be removed as a General Partner by vote of Partners holding 80% or more of the outstanding Units, voting as a single class. A General Partner may not be removed unless (i) the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such removal, and (ii) if such General Partner is the sole General Partner, a Person qualified to be General Partner, which has agreed in writing to carry on the business of the Partnership, is Approved by the Partners as successor General Partner. Such Person shall be admitted to the Partnership as a General Partner as provided in Section 12.1 immediately prior to the removal of the Departing General Partner.

     Section 13.2  Interest of Departing General Partner.

          (a) A Departing General Partner shall become a Limited Partner, and its GP Units, if any, shall be converted into LP Units pursuant to Section 4.1(b). At the time of such conversion, the Departing General Partner shall pay to the Partnership an amount equal to any negative balance in its Capital Account.

          (b) If the Partnership is indebted to the Departing General Partner at the effective date of its withdrawal or removal for funds advanced, properties sold or services rendered to the Partnership by the Departing General Partner, the Partnership shall, within 60 days after such date, pay to the Departing General Partner the full amount of such indebtedness; provided, however, that if the Departing General Partner has withdrawn as a General Partner in violation of this Agreement, the Partnership may offset against the amount of such indebtedness any damages resulting from such breach.

          (c) If the Departing General Partner has withdrawn or been removed as a General Partner in accordance with Section 13.1 without dissolution of the Partnership, the successor to the Departing General Partner, or if there is no successor, the remaining General Partners, shall (i) assume all outstanding obligations incurred by the Departing General Partner as a General Partner of the Partnership, and (ii) take all such action as shall be necessary to terminate any guarantees of the Departing General Partner and any of its Affiliates of any obligations of the Partnership. If for whatever reason the creditors of the Partnership will not consent to such termination of guarantees, the successor to the Departing General Partner, or if there is no successor, the remaining General Partners, shall indemnify the Departing General Partner for any costs and expenses incurred by the Departing General Partner on account of such guarantees pursuant to an agreement reasonably satisfactory in form and substance to the Departing General Partner.

     Section 13.3  Business May Be Carried On After Event of Withdrawal.

          Upon the occurrence of an Event of Withdrawal, the business of the Partnership may be carried on by any remaining or newly-admitted General Partners.

     Section 13.4  No Withdrawal of Limited Partners.

          A Limited Partner may not withdraw from the Partnership as a Limited Partner; provided, however, that upon a Transfer of Units by a Limited Partner in accordance with Section 6.3 and the Transferee becoming an Assignee, the Transferor Limited Partner shall cease to be a Limited Partner with respect to the Units so Transferred.

                                  ARTICLE XIV
          PARTNERSHIP MEETINGS; AMENDMENTS; MERGERS AND CONSOLIDATIONS

     Section 14.1  Partnership Meetings.

          Meetings of Partners may be called by the General Partners or the Liquidator or by Partners holding at least 10% of the outstanding Units. Any Partner calling a meeting shall specify the number of Units as to which the Partner is exercising the right to call a meeting, and only those Units shall be counted for the purpose of determining whether the 10% standard of the preceding sentence has been met. Partners shall call a meeting by delivering a notice to the Partnership stating that the signing Partners wish to call a meeting and indicating the specific purposes for which the meeting is to be called. Action at the meeting shall be limited to those matters specified in such notice, and no Partner may propose, at such meeting, any other matter to be considered by the Partners. Within 60 days after receipt of such a notice from Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the Partnership shall send a notice of the meeting to the Partners, stating the specific purposes for which the meeting is called. A meeting shall be held at a reasonable time and convenient place determined by the General Partners or the Liquidator, as the case may be, on a date not more than 60 days after the mailing of notice of the meeting. No action shall be taken at a meeting which is opposed by the General Partners or the Liquidator unless the Partnership has received a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such action.

     Section 14.2  Record Date.

          The General Partners or the Liquidator, if any, shall set a Record Date for the determination of the Partners entitled to notice of and to vote at a meeting or adjourned meeting of Partners, which shall not be less than 10 days nor more than 60 days before the date of the meeting (unless such requirement conflicts with any law, rule, regulation, guideline or requirement, in which case such law, rule, regulation, guideline or requirement shall govern).

     Section 14.3  Notice of Meeting.

          Notice of a meeting called pursuant to Section 14.1 shall be given in writing either personally or by mail or other means of written communication addressed to each Partner of record as of the close of business on the Record Date for the meeting at the address of such Partner appearing on the books of the Transfer Agent. An affidavit or certificate of mailing of any notice in accordance with the provisions of this Section 14.3 executed by an officer of the Partnership, the Transfer Agent or a mailing organization shall be prima facie evidence of the giving of notice. If any notice addressed to a Partner at its address is returned to the Partnership by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice and any subsequent notices shall be deemed to have been duly given without further mailing if they are available for the Partner at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice to all other Partners.

     Section 14.4  Adjournment.

          When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 60 days. At the adjourned meeting, the Partnership may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 60 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with Section 14.3.

     Section 14.5  Waiver of Notice; Consent to Meeting; Approval of Minutes.

          The transactions of any meeting of Partners, however called and noticed, and wherever held, are as valid as though effected at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy and if, either before or after the meeting, each of the Partners entitled to vote who is not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Partner objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; provided, that attendance at a meeting shall not be deemed to constitute a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting, but not so included, if the objection is expressly made at the meeting.

     Section 14.6  Quorum and Required Vote.

          (a) The presence in person or by proxy of a majority of the Units entitled to vote shall constitute a quorum at a meeting of Partners; provided, that if a separate vote by certain Partners or by a class or series of Units is required by this Agreement, the presence in person or by proxy of a majority of Units held by such Partners or a majority of the outstanding Units of such class or series, present in person or by proxy and entitled to vote, shall constitute a quorum with respect to that vote.

          (b) At any meeting of the Partners duly called and held in accordance with this Agreement at which a quorum is present, the affirmative vote of the majority of Units present in person or by proxy and entitled to vote, or such different or higher percentage as may be required by this Agreement, shall be the act of the Partners; provided, that if a separate vote of certain Partners or by a class or series of Units is required by this Agreement, the affirmative vote of the majority of Units held by such Partners or a majority of the outstanding Units or such class or series, present in person or by proxy and entitled to vote, or such different or higher percentage as may be required by this Agreement, shall be the act of such Partners or such class or series

          (c) The Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by Partners holding the requisite percentage of Units specified in this Agreement. In the absence of a quorum, any meeting of Partners may be adjourned from time to time by the General Partners or upon the affirmative vote of Partners holding a majority of the Units represented either in person or by proxy and entitled to vote, but no other business may be transacted.

     Section 14.7  Conduct of Meeting.

          The General Partners or the Liquidator, if any, shall have the exclusive right and full power and authority to conduct any meeting of Partners, and shall determine the Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of this Article XIV, the conduct of voting, the validity and effect of any proxies, and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partners or the Liquidator, as the case may be, shall designate a person to serve as chairman of the meeting, and shall further designate a person to serve as secretary and to take the minutes of the meeting, in either case including, without limitation, a Partner, an employee or agent of a General Partner, or an officer of the Partnership. All minutes shall be kept with the records of the Partnership maintained by the General Partners. The General Partners or the Liquidator, as the case may be, may make such other regulations consistent with applicable law and this Agreement as they may deem advisable concerning the conduct of any meeting of the Partners, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of election, and the submission and examination of proxies and other evidence of the right to vote.

     Section 14.8  Action Without a Meeting.

          (a) Any action that may be taken at a meeting of the Partners may be taken without a meeting if written approvals setting forth the action so taken are given by Partners holding not less than the minimum number of Units that would be necessary to take such action at a meeting at which all the Partners were present and voted. Prompt notice of the taking of an action without a meeting shall be given to the Partners who have not approved such action.

          (b) If the General Partners or the Liquidator, if any, submit an action or actions to the Partners for written approval, the General Partners or the Liquidator, as the case may be, shall set a Record Date for the determination of the Partners entitled to give or withhold written approval of such action or actions, which shall not precede the date on which the Record Date is determined and shall not be more than ten days after such date (unless such requirement conflicts with any law, rule, regulation, guideline or requirement, in which case such law, rule, regulation, guideline or requirement shall govern).

          (c) If any Person other than the General Partners or the Liquidator, if any, submits an action or actions to the Partners for written approval, the Record Date for the determination of the Partners entitled to give or withhold written approval of such action or actions shall be the date on which the first duly executed written approval setting forth the action or actions taken or proposed to be taken is delivered to the Partnership at its principal office by hand or by registered or certified mail, return receipt requested (unless such requirement conflicts with any law, rule, regulation, guideline or requirement, in which case such law, rule, regulation, guideline or requirement shall govern).

          (d) No written approval shall be effective unless (i) such written approval sets forth the action or actions taken or proposed to be taken, and is delivered to the Partnership within 90 days after the Record Date for the determination of the Partners entitled to give or withhold written approval of such action or actions and (ii) if such action or actions were not submitted to the Partners for written approval by the General Partners or the Liquidator, the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such action or actions.

     Section 14.9 Voting and Approval Rights.

          (a) Unless otherwise specified in this Agreement, Partners shall have one vote for each Unit held by them.

          (b) Only Partners who are Partners on the Record Date determined pursuant to Section 14.2 shall be entitled to notice of, or to vote at, a meeting of Partners. Only Partners who are Partners on the Record Date determined pursuant to Section 14.8 shall be entitled to notice of, or to give or withhold written approval of, any action for which written approvals are solicited.

          (c) With respect to Units that are held by a Nominee, such Nominee shall, in exercising any voting or approval rights in respect of such Units on any matter, vote such Units or give or withhold written approval with respect to such Units at the direction of the Person which beneficially owns such Units, and the Partnership shall be entitled to assume such Nominee is so acting without further inquiry.

          (d) Each Partner entitled to vote at a meeting of Partners or to give or withhold written approval of any action may authorize another Person to act for such Partner by proxy. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the Unit itself or an interest in the Partnership generally.

     Section 14.10 Amendments to Be Adopted Solely by the General Partners.

          The General Partners, without the approval of any Limited Partner, may amend any provision of this Agreement to reflect:

                   (i) a change in the name of the Partnership or the location of the principal place of business of the Partnership;

                   (ii) the admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

                   (iii) a change that the General Partners determine is appropriate in order to qualify the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that the Partnership will not be treated as a corporation or as an association taxable as a corporation for federal income tax purposes;

                   (iv) a change that the General Partners determine: (A) does not adversely affect the holders of any class or series of Units in any material respect, (B) is appropriate in order to satisfy any requirement, condition or guideline contained in any federal or state statute or any rule, regulation, requirement, condition or guideline of any federal or state agency, (C) is necessary and appropriate to facilitate the listing or trading of the Units on or otherwise to comply with any rule, regulation, requirement, condition or guideline of any National Securities Exchange, or (D) is necessary in order to effect the purposes of this Agreement, or to cure or otherwise correct any ambiguity, error or omission in any provision of this Agreement;


                   (v) the designations, preferences and relative participating, optional or other special rights, powers and duties of any newly created class or series of Units;

                   (vi) a change that the General Partners determine is appropriate in connection with the creation or issuance of any class or series of Units, other Equity Securities, or other Partnership securities; or

                   (vii) a change that the General Partners determine is appropriate in connection with any action taken pursuant to Article XVI.

     Section 14.11 Amendment Procedures.

             (a)   All amendments to this Agreement, except those described in
Section 14.10, shall be adopted as follows:

                   (i) Any such amendment shall be proposed by the General Partners.

                   (ii) Any such amendment proposed by the General Partners shall be effective upon its approval by Partners holding a majority of the outstanding Units, voting as a single class; provided, however, that if (A) the proposed amendment would materially and adversely affect the rights or preferences of holders of any class or series of Units or other Partnership Interests, it must also be approved by Partners holding a majority of the outstanding Units of such class or series, or a majority in interest of such Partnership Interests, as the case may be; or (B) the proposed amendment would change the percentage of Units or other Partnership Interests required to take any action, it must also be approved by Partners holding at least the percentage of Units or other Partnership Interests which would be changed by the proposed amendment.

          (b) The General Partners shall notify all Partners upon final approval or disapproval of any amendment proposed by the General Partners.

     Section 14.12 Mergers and Consolidations.

          Any merger or consolidation of the Partnership with or into any other Business Entity in which the Partnership is not the surviving entity shall be proposed by the General Partners, and shall require approval by Partners holding a majority of the outstanding Units of each class or series.


                                   ARTICLE XV
                      INDEMNIFICATION AND RELATED MATTERS


     Section 15.1  Indemnification.

          (a) The Partnership shall indemnify each Indemnitee and hold it harmless from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts, whether joint or several (collectively "Expenses"), arising from, based upon or incurred in connection with any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnitee may be involved, or threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee (collectively "Proceedings"), if the Indemnitee acted or failed to act in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee acted in a manner contrary to that specified in the preceding sentence.

          (b) Excise taxes assessed on an Indemnitee with respect to an employee benefit plan are Expenses, and any action or failure to act by such Indemnitee in a manner it reasonably believed to be in, or not opposed to, the best interests of such plan shall be conclusively deemed to be in, or not opposed to, the best interests of the Partnership.

     Section 15.2  Indemnification Agreements.

          The Partnership may enter into an indemnification agreement with any Indemnitee, which agreement may include, without limitation, some or all of the following provisions:

                   (i) that such Indemnitee shall be indemnified as provided in
Section 15.1;

                   (ii) that if such Person is successful, on the merits or otherwise, in any Proceeding, it shall be indemnified against all Expenses actually and reasonably incurred by it or on its behalf in connection with any Proceeding; that if such Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Partnership shall indemnify such Person against all Expenses actually and reasonably incurred by it or on its behalf in connection with each successfully resolved claim, issue or matter; and that, for these purposes, and without limitation, the termination of any claim, issue or matter in such Proceeding by dismissal with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter;

                   (iii) that the Partnership shall from time to time advance all Expenses actually and reasonably incurred by or on behalf of such Indemnitee in connection with any Proceeding, and that each such advance shall be made within 20 days after the receipt by the Partnership of a statement listing Expenses incurred by such Person since the date of the last statement;

                   (iv) that such Indemnitee shall be presumed to be entitled to indemnification under such agreement if such Person has properly submitted a request for indemnification and that the Partnership shall have the burden of proof to overcome that presumption; and

                   (v) that if the Person empowered or selected to determine whether such Indemnitee is entitled to indemnification shall not have made such determination within a stated period, such Indemnitee shall be entitled to such indemnification, with such exceptions as may be provided in such agreement.

     Section 15.3  Indemnification Procedures.

          Except as otherwise provided in any agreement for indemnification entered into pursuant to Section 15.2:

                   (i) If an Indemnitee receives notice of any Proceeding with respect to which the Indemnitee may be entitled to indemnification under Section
15.1 or such agreement, the Indemnitee shall promptly give notice to the Partnership of such Proceeding. To the extent that delay in giving such notice, or failure to give such notice, materially prejudices the Partnership, the Indemnitee shall not be entitled to indemnification.

                   (ii) The Partnership shall from time to time advance all Expenses actually and reasonably incurred by or on behalf of an Indemnitee in connection with any Proceeding, upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such advances if it shall be determined that the Indemnitee is not entitled to be indemnified under
Section 15.1 or such agreement.

                   (iii) The Partnership may assume the defense of any Proceeding, with counsel reasonably acceptable to the Indemnitee, by giving notice to the Indemnitee (a "Defense

Notice") of the Partnership's election to do so. In the event that the Partnership so elects to assume the defense of a Proceeding, the Partnership will not be liable to the Indemnitee for any attorney's fees or expenses incurred by the Indemnitee with respect to the defense of such Proceeding after the date of the Indemnitee's receipt of the Defense Notice, provided that:

                        (A) The Indemnitee shall continue to have the right to employ counsel in any such Proceeding at the Indemnitee's own expense; and

                        (B) If (1) the employment of counsel by the Indemnitee has previously been authorized in writing by the Partnership, or (2) the Partnership shall have reasonably concluded, and shall have given notice to the Indemnitee, that there may be a conflict of interest between the Partnership and the Indemnitee in the conduct of such defense, or (3) the Partnership shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of the Indemnitee's counsel shall be paid by the Partnership in accordance with Section 15.1 or such agreement.

                   (iv) The Partnership may, without the consent of the Indemnitee, settle any claim in any Proceeding for which it is obligated to provide indemnification under Section 15.1 or such agreement, and, as a condition to the Indemnitee's receipt of such indemnification, the Indemnitee shall take all such actions required to cooperate in effecting such settlement; provided,however, that the Partnership shall not settle any claim in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent (which may not be unreasonably withheld or delayed).

     Section 15.4  Insurance.

          The Partnership may purchase and maintain insurance for the benefit of one or more Indemnitees against any Expenses incurred by them, regardless of whether the Partnership would have the power to indemnify such Indemnitees against such Expenses under this Agreement.

     Section 15.5  Source of Payment.

          Any indemnification under this Article XV shall be paid solely out of any insurance purchased pursuant to Section 15.4, or Partnership Assets, and the General Partners, Limited Partners and their Affiliates, shall have no liability for any such indemnification.

     Section 15.6  Scope of Indemnification.

          The indemnification provided by Section 15.1 (i) shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, (ii) shall continue as to an Indemnitee which has ceased to serve in a capacity for which the Indemnitee is entitled to indemnification, (iii) shall inure to the benefit of the heirs, successors, assigns, administrators and personal representatives of the Indemnitee, and (iv) shall not be deemed to create any right to indemnification for the benefit of any other Persons

     Section 15.7  Effect of Amendments.

          No amendment of this Agreement shall limit or otherwise adversely affect the right of any Indemnitee to indemnification for any act, or failure to act, which occurred prior to the adoption and effectiveness of the amendment

     Section 15.8  Limitations on Liability of Indemnitees.

          (a) The General Partners shall not be liable to the Partnership or any Unitholder for any action or failure to act on the part of any Delegate or any committee, subcommittee or officer appointed by such Delegate, so long as the General Partners appointed such Delegate in good faith and with reasonable care. Neither a Delegate nor its members, if any, shall be liable to the Partnership or any Unitholder for any action or failure to act on the part of any committee, subcommittee or officer appointed by such Delegate in good faith and with reasonable care.

          (b) An Indemnitee shall not be liable to the Partnership or any Unitholder for breach of fiduciary duty (including breach of any duty of care or any duty of loyalty) to the Partnership or any Unitholder unless it is proved by clear and convincing evidence that the Indemnitee's action or failure to act was undertaken with deliberate intent to cause injury to the Partnership or was undertaken with reckless disregard for the best interests of the Partnership.

          (c) An Indemnitee may rely upon and shall be protected and shall incur no liability in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. An Indemnitee shall not be liable to the Partnership, any Unitholder or any other Indemnitee for, and shall be protected in, acting or refraining from acting, in reliance in good faith on the provisions of this Agreement, and the exercise in good faith of any of the powers or rights granted to an Indemnitee by this Agreement or pursuant to the delegation of power and authority permitted by this Agreement, shall not constitute a breach of fiduciary duty to the Partnership, any Unitholder or any other Indemnitee.

          (d) An Indemnitee may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any opinion of any such Person as to matters that such Indemnitee reasonably believes to be within such Person's professional or expert competence shall be full and complete authorization and protection in respect to any action taken or suffered or omitted in good faith and in accordance with such opinion.

          (e) In taking an action or making a determination pursuant to this Agreement, the General Partners or their Delegates shall take into account such factors as they consider to be appropriate in the circumstances and shall have no duty or obligation to take any other factors into account. If any such action or determination is required to be taken or made in "good faith," or under another express standard, the General Partners or their Delegates shall take such action or make such determination under such express standard and shall not be subject to any other or different standards. Any action or determination required to be taken or made by the General Partners or their Delegates in "good faith" shall be presumed to meet that standard unless it is proved by clear and convincing evidence that such action or determination was taken or made in bad faith.

          (f) If any transaction contemplated by this Agreement is required to be "fair" to the Partnership, the fairness of such transaction shall be determined in context with all similar or related transactions and with all other transactions and relationships among the Persons involved and their respective Affiliates.

                                  ARTICLE XVI
                                 RESTRUCTURING

     Section 16.1  Power of General Partners to Effect a Restructuring.

          (a) If at any time the General Partners determine that as a result of (i) the enactment (or imminent enactment) of any legislation, (ii) the publication of any temporary or final regulation by the United States Department of the Treasury or any ruling by the Internal Revenue Service, (iii) a judicial decision, or (iv) otherwise, there is a substantial risk of an Adverse Partnership Tax Event, then the General Partners may take any and all actions that the General Partners deem appropriate to accomplish one or more Restructurings. Such actions authorized pursuant to this Section 16.1(a) include, but are not limited to:

                   (i) The creation of one or more Business Entities controlled by the General Partners, Affiliates of the General Partners or Affiliates of the Partnership.

                   (ii) The transfer of all or any part of the business of the Partnership or the Partnership Assets to one or more existing or newly-created Business Entities in exchange for interests in such Business Entities, which interests may be subject to substantial restrictions on transfer.

                   (iii) The initiation of exchange or redemption transactions which will permit and may automatically effect, without the consent of any Limited Partner, the exchange of some or all outstanding LP Units for interests in one or more existing or newly-created Business Entities which hold, directly or indirectly, Partnership Interests or interests in all or any part of the business of the Partnership or the Partnership Assets.

                   (iv) The imposition of substantial restrictions on the transferability of some or all of the LP Units (or interests in one or more Successor Entities) for both limited and extended periods of time, which restrictions may provide for penalties (including forfeiture of Units) for attempted or purported Transfers in violation of such restrictions.

          (b) No Unitholder shall have any cause of action against, or right to receive any compensation from, the Partnership, the General Partners or their Affiliates or any other

Unitholder or its Affiliates, as a result of or in respect of (i) any Restructuring or the disparate effects thereof on any one or more Unitholders,
(ii) the failure of the General Partners to effect any one or more Restructurings, or (iii) the General Partners' determination to effect a particular Restructuring or Restructurings instead of any other Restructuring or Restructurings, unless it is proved by clear and convincing evidence that the action or failure to act of the General Partners involved an act or omission undertaken with deliberate intent to cause injury to the Partnership or was undertaken with reckless disregard for the best interests of the Partnership.

     Section 16.2  Consent to Actions Taken in Connection with Restructuring.

          Each of the Unitholders approves, ratifies and confirms the execution, delivery and performance by the General Partners of all documents and instruments, and the taking of all actions and the doing of all things, deemed appropriate or necessary by the General Partners in connection with any Restructuring pursuant to this Article XVI, and agrees that the General Partners are authorized to execute, deliver and perform such documents and instruments, and to take such actions and do such things, without the approval of the Unitholders.


                                  ARTICLE XVII
                          DISSOLUTION AND LIQUIDATION


     Section 17.1  Dissolution.

          The Partnership shall be dissolved and its affairs shall be wound up upon:

                   (i)   the expiration of its term as provided in Section 2.5;

                   (ii) the written determination by the General Partners that projected future revenues of the Partnership will be insufficient to enable payment of projected Partnership costs and expenses or, if sufficient, will be such that continued operation of the Partnership is not in the best interests of the Partners;

                   (iii) the written election of the General Partners to dissolve the Partnership following the occurrence of an Adverse Partnership Tax Event;

                   (iv) the written election of the General Partners to dissolve the Partnership, which is approved by Unaffiliated Partners holding a majority of the outstanding Units held by Unaffiliated Partners, voting as a single class;

                   (v) the sale of all or substantially all of the Partnership Assets, other than in connection with a Restructuring;

                   (vi)  the written consent of all of the Partners;

                   (vii) the occurrence of an Event of Withdrawal, unless (A) the remaining General Partners carry on the business of the Partnership, or (B) within 90 days after such Event of Withdrawal, not less than a majority in interest of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of such Event of Withdrawal, of one or more additional General Partners if necessary or desired, and the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such continuation: or

                   (viii) entry of a decree of dissolution under the Delaware
Act.

     Section 17.2  Reconstitution.

          Within 180 days following an Event of Withdrawal that results in the dissolution of the Partnership, a majority in interest of the remaining Partners may agree in writing to reconstitute and continue the business of the Partnership by forming a Reconstituted Partnership on the same terms as are set forth in this Agreement and to appoint one or more general partners of the Reconstituted Partnership; provided, however, that no such agreement shall be effective unless the Partnership has received a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such reconstitution and continuance. If such an agreement is duly and timely made, all of the Limited Partners of the Partnership shall continue as limited partners of the Reconstituted Partnership.

     Section 17.3  Liquidator; Liquidation and Distribution.

          (a) Upon dissolution of the Partnership, unless the Partnership is reconstituted pursuant to Section 17.2, the remaining General Partners, if any, or if there is no remaining General Partner, the Former General Partner, if any, whose withdrawal as a General Partner pursuant to Section 13.1(b) resulted in the dissolution, or if there is no such Former General Partner, a liquidator or liquidating committee Approved by the Partners, shall be the Liquidator. The Liquidator (if not a General Partner) shall be entitled to receive such compensation for its services as may be Approved by the Partners. The Liquidator shall agree not to resign at any time without 15 days' prior written notice and (if not a General Partner or Former General Partner) may be removed at any time, with or without cause, by notice of removal Approved by the Partners. Upon resignation or removal of the Liquidator, a successor Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be Approved by the Partners.

          (b) Upon dissolution of the Partnership and until the filing of a Certificate of Cancellation, the Liquidator may, in the name of and for and on behalf of the Partnership, prosecute and defend suits, whether civil, criminal or administrative, gradually settle and close the business of the Partnership, dispose of and convey the Partnership Assets, discharge or make reasonable provision for all Partnership liabilities, and distribute to the Unitholders any remaining Partnership Assets, all without affecting the liability of the Limited Partners and without imposing the liability of a general partner on the Liquidator (if not a General Partner). A reasonable time shall be allowed for the winding up of the Partnership so as to minimize any losses otherwise attendant upon such winding up.

          (c) Upon the winding up of the Partnership, the Partnership Assets shall be distributed in the following order of priority, unless otherwise provided by law:

                  (i) to creditors of the Partnership, including Unitholders who are creditors, to the extent otherwise permitted by law, in satisfaction of Partnership liabilities (whether by payment or the making of reasonable provision for payment) other than liabilities for which reasonable provision for payment has been made and liabilities for distributions to Unitholders and former Unitholders pursuant to Section 8.1 or 8.3 with respect to fiscal quarters ending before the dissolution of the Partnership;

                   (ii) to the creation of a reserve of cash or other Partnership Assets for contingent liabilities in an amount, if any, determined by the Liquidator;

                   (iii) to Unitholders and former Unitholders in satisfaction of liabilities for distributions pursuant to Section 8.1 with respect to fiscal quarters ending before the dissolution of the Partnership; and

                   (iv) to the Unitholders in accordance with their respective Capital Accounts.

          (d) If upon dissolution of the Partnership the Liquidator determines that immediate liquidation of any or all of the Partnership Assets would be impracticable or would cause undue loss to the Unitholders, the Liquidator may defer for a reasonable time the liquidation of any such Partnership Assets except those necessary to satisfy the liabilities of the Partnership to its creditors, and may distribute to the Unitholders, in lieu of cash, as tenants in common and in accordance with the provisions of Section 17.3(c), undivided interests in such Partnership Assets. Any such distribution in kind shall be subject to such conditions relating to the management and disposition of the Partnership Assets so distributed as may be determined by the Liquidator and to any agreements governing the operation of such Partnership Assets. The Liquidator shall determine the fair market value of any Partnership Assets distributed in kind .

     Section 17.4  Reports Following Termination.

          Within a reasonable time following the termination of the Partnership, the Liquidator shall deliver to each of the Unitholders financial statements setting forth the assets and liabilities of the Partnership as of the date of liquidation, the amount retained as reserves pursuant to Section 17.3(c), and each Unitholder's share of the distributions made pursuant to Section 17.3(c).

                                 ARTICLE XVIII
                               GENERAL PROVISIONS

     Section 18.1  Addresses and Notices.

          The address of the Partnership for all purposes, until changed by notice to the Partners, is 800 Newport Center Drive, Newport Beach, CA 92660. The address of each Unitholder for all purposes shall be the address set forth on the books and records of the Partnership. Any notice, demand, request or report required or permitted to be given by or made to the Partnership or a Unitholder under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent to the Partnership or such Unitholder at such address by first class mail or by other means of written communication.

     Section 18.2  Titles and Captions.

          All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

     Section 18.3  Pronouns and Plurals.

          Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     Section 18.4  Further Action.

          The parties shall execute and deliver all documents, provide all information and take or refrain from taking all actions as may be necessary or appropriate to achieve the purpose of this Agreement.

     Section 18.5  Binding Effect.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     Section 18.6  Integration.

          This Agreement and the Exhibits hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

     Section 18.7  Creditors.

          Except for the provisions of Section 8.4(e) and Section 17.3(c), none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

     Section 18.8  Waiver.

          No failure by any party hereto to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

     Section 18.9  Counterparts.

          This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or agreeing to become bound hereby, independently of the signature or agreement to be bound of any other party.

     Section 18.10  Applicable Law.

          The parties agree that all of the terms and provisions of this Agreement shall be construed under and governed by the substantive laws of the State of Delaware, without regard to the principles of conflict of laws.

     Section 18.11  Invalidity of Provisions.

          If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the remaining provisions of this Agreement shall be construed and enforced so as to carry out the purpose of this Agreement.

     Section 18.12  Amendment or Adoption of Agreement by Way of Merger.

          An agreement of merger or consolidation approved in accordance with
Section 17-211(b) of the Delaware Act may (i) effect any amendment to this Agreement, or (ii) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership of the merger or consolidation.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

     GENERAL PARTNER

     PIMCO PARTNERS, G.P.

     By:  PIMCO PARTNERS LLC,
          a California limited liability company,
          General Partner

          By:______________________________________
          Title:___________________________________

     By:  PACIFIC HOLDING LLC,
          a Delaware limited liability company,
          General Partner

          By:  PACIFIC ASSET MANAGEMENT LLC,
               a Delaware limited liability company
               Member

               By:  PACIFIC LIFE INSURANCE COMPANY,
                    a California life insurance company
                    Member

                    By:__________________________________
                    Title:_______________________________

                    By:__________________________________
                    Title:_______________________________

LIMITED PARTNERS

All Limited Partners that have been, or are hereafter, admitted as limited partners of the Partnership, pursuant to powers of attorney or other authorizations recited in favor of or granted to the General Partners

By:  PIMCO PARTNERS, G.P.,
     a California general partnership,
     General Partner

     By:  PIMCO PARTNERS LLC,
          a California limited liability company,
          General Partner

          By:__________________________________________
          Title:_______________________________________


     By:  PACIFIC HOLDING LLC,
          a Delaware limited liability company,
          General Partner

          By:  PACIFIC ASSET MANAGEMENT LLC,
               a Delaware limited liability company
               Member

               By:  PACIFIC LIFE INSURANCE COMPANY,
                    a California life insurance company
                    Member

                    By:____________________________________
                    Title:_________________________________

                    By:____________________________________
                    Title:_________________________________

                                   EXHIBIT A

                                CERTIFICATE FOR
                                  LP UNITS OF
                         PIMCO ADVISORS HOLDINGS L.P.

                                   EXHIBIT B

                            ADMISSION APPLICATION


     The undersigned hereby requests admission as a Limited Partner of PIMCO Advisors Holdings L.P., a Delaware limited partnership (the "Partnership"), and requests that the records of the Partnership reflect such admission.

     The undersigned hereby agrees to comply with and be bound by the Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), as the same may be amended from time.


     Executed at _______________________________ on______________________.
                         (City and State)                  (Date)


                 ________________________________________________________
                                       (Signature)


                 ________________________________________________________
                                      (Printed Name)


                 ________________________________________________________
                                        (Address)


                 ________________________________________________________
                                        (Address)


                 ________________________________________________________
                                (City, State and Zip Code)


                 ________________________________________________________
                               (Social Security No. or TIN)

     PROXY FOR SPECIAL MEETING OF UNITHOLDERS TO BE HELD ON JUNE 30, 1998.

         THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT BOARD OF

                         PIMCO ADVISORS HOLDINGS L.P.

     The undersigned hereby appoints William D. Cvengros and Kenneth M. Poovey, and each of them, as attorneys, agents and proxies of the undersigned, each with power of substitution, and hereby authorizes each of them to represent and vote, as designed herein, all of the units of limited partner interest of PIMCO Advisors Holdings L.P. ("PIMCO Holdings") entitled to be voted by the undersigned at the Special Meeting of Unitholders of PIMCO Holdings to be held at 10:00 a.m., local time, on June 30, 1998 or at any adjournment thereof (the "Meeting").

     This proxy when properly executed will be voted in the manner specified herein. IF NO INSTRUCTION IS SPECIFIED HEREIN WITH RESPECT TO A MATTER TO BE ACTED UPON, THE UNITS REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED ON THIS PROXY CARD.

     THE MANAGEMENT BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSALS LISTED ON THIS PROXY CARD.

[X]  PLEASE MARK YOUR
     VOTES AS THIS EXAMPLE

                                                                         FOR             AGAINST          ABSTAIN
1.  Proposal to approve the 1998 Unit Incentive Plan                    [   ]             [   ]            [   ]

2.  Proposal to approve the Executive Deferred Compensation Plan        [   ]             [   ]            [   ]

3.  Proposal to approve the Amended and Restated Agreement of           [   ]             [   ]            [   ]
    Limited Partnership of PIMCO Holdings

     Sign your name exactly as it appears hereon. When units are registered in the name of more than one person, the proxy card must be signed by all named holders. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in the full corporate name by the president or an authorized officer. If a partnership, please sign in the partnership's name by an authorized person.

     The signatory hereof acknowledges receipt of the copy of the Notice of Special Meeting of Unitholders and the Proxy Statement relating to the meeting. THE MANAGEMENT BOARD OF PIMCO HOLDINGS RECOMMENDS THAT YOU SIGN, DATE AND MAIL THIS PROXY CARD TODAY.


Signature_____________________ Date______ Signature__________________ Date______